WORLD
EQUITY
BENCHMARK
SHARES


                                   WEBS (LOGO)
                                [GRAPHIC OMITTED]

                                   AUGUST 31,

                                     1 9 9 8

                                  ANNUAL REPORT
                              WEBS INDEX FUND, INC.

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                                                           WEBS INDEX FUND, INC.
================================================================================

Dear Shareholder:

     We are pleased to present the Annual Report for WEBS Index Fund, Inc. covering the period September 1, 1997 through August 31, 1998. It contains important information about the performance of your investment, a management's discussion and analysis for each WEBS Index Series from the Fund's adviser, Barclays Global Fund Advisors, and important financial information.

     Each of the WEBS Index Series seeks to track the investment performance of a specific country's stock market, as measured by a Morgan Stanley Capital International (MSCI) country index. The Investment Advisor's discussion contains information about performance and tracking for each of the WEBS Index Series.

GROWTH ACTIVITY

     WEBS continue to gain favor with investors as an efficient way to invest in selected foreign equity markets. As of August 31, 1998 net assets of the seventeen WEBS Index Series have grown to $747.2 million -- a 58.4% increase over the same time period a year ago.

     As you know, the value of total net assets will fluctuate with the levels of the respective foreign equity markets. A better indicator of the attractiveness of WEBS is the number of shares outstanding. As of August 31, 1998 total shares outstanding were 87.9 million, representing a 147.6% increase over the number outstanding on August 31, 1997 (35.5 million). This increase indicates that, in spite of the turmoil that has taken place in many foreign equity markets this year, investors continue to invest in those markets through WEBS. We look forward to this trend continuing in the months ahead.

INTERNATIONAL PERFORMANCE

     Investor concerns about high US equity valuations and reduced corporate earnings, combined with fears that the economic woes in Asia and Russia will have a serious impact on the US economy, caused US share prices to experience a great deal of volatility this year. Foreign equity markets experienced volatility as well, and a number of WEBS Index Series produced negative returns generally in line with their benchmark indices. However, five of the WEBS Index Series produced total returns in excess of 25% for the year ended August 31, 1998: WEBS Italy +47.7%, WEBS Belgium +39.4%, WEBS France +34.8%, WEBS Spain +32.6% and WEBS Germany +25.7%. Returns such as these support the premise that investing internationally can potentially enhance the overall return of one's portfolio.

SPECIAL NOTE WITH RESPECT TO MALAYSIA

     As you may be aware, on September 1, 1998 the Malaysian government imposed capital restrictions that impact the operations of non-Malaysian investors such as the Malaysia (Free) WEBS Index Series in certain respects. Due to the restrictions on the free movement of securities and Malaysian currency, the Fund temporarily suspended new creations of Creation Units of WEBS of its Malaysia Series and expressed concern about its ability to process requests for redemptions of Creation Units of WEBS of the Malaysia Series.

     To review details of a Supplement to the Prospectus, dated September 15, 1998 as well as a number of Press Releases which have been issued, please access the Fund's website at WWW.WEBSONTHEWEB.COM. The pertinent information is under the heading "What's New". Alternatively, please call 1-800-810-9327 to speak to a Fund representative.

CONCLUSION

     The popularity of the seventeen WEBS Index Series continues to grow because
investors  like  you  understand   that  WEBS  represent  an  easy,   relatively
inexpensive way to access any of seventeen different foreign stock markets.

     We thank you for your continued support and confidence in WEBS Index Fund, Inc. and hope you will continue to use the various WEBS Index Series in your portfolio.

     Sincerely,

     /s/  NATHAN MOST

     Nathan Most
     Chairman and President
     WEBS Index Fund, Inc.

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================================================================================

INTRODUCTION

     The Investment Advisor for each WEBS Index Series is Barclays Global Fund Advisors. Each WEBS Index Series holds a representative sample of the underlying securities in a corresponding MSCI Index (using the analytic technique known as "portfolio sampling" discussed below), as opposed to full replication of the corresponding MSCI Index. In addition, certain WEBS Index Series may invest to a limited extent in securities that are not in the relevant benchmark index.

     When examining the performance review numbers of each WEBS Index Series, remember that expenses are incurred by the WEBS Index Series, and that such expenses impact performance. Expenses affect every WEBS Index Series. This is in contrast to the corresponding MSCI Indices that do not bear any expenses.

     Although the key market conditions summaries for each WEBS Index Series address certain specific issues affecting economic performance in the various national markets, there are some broad worldwide events affecting performance that should be considered at the outset. The recession that began in Asia last October began to erode performance in economies all over the world during 1998. In addition, mounting troubles in Russia erupted this July and August, weakening world markets even further. The Russian currency devaluation created widespread concern, and accordingly, both major U.S. benchmark indices (the Dow Jones Industrial Average and the Standard & Poor's 500 Index) saw near record one-day point declines on August 31, 1998--the WEBS Index Series year end. The significant declines in global equity markets in August had a significant impact on the performance of the WEBS Index Series for fiscal 1998.

     In addition, the performance of each WEBS Index Series may also vary positively or negatively from that of its corresponding MSCI Index during any period due to portfolio sampling, regulatory constraints, revenue differential and the impact of uninvested assets.

     Portfolio sampling is a highly disciplined approach to creating a portfolio which is designed to capture index returns. The portfolios of the WEBS Index Series are also designed to reflect accurately the market's size and industry profiles. No attempt is made to actively manage the WEBS Index Series using economic or market analysis or to hedge foreign exchange risk.

     A number of regulatory constraints adversely impact the Investment Advisor's ability to "optimize" the portfolios of certain WEBS Index Series through the use of portfolio sampling. The three principal regulatory constraints that affect Fund performance are referred to as the Single Issuer Rule, the 5/50 Rule and the Industry Concentration Rule. The Single Issuer Rule and the 50/50 Rule are Internal Revenue Service Regulations, while the Industry Concentration Rule results from the need to comply with a provision in the Investment Company Act of 1940.

     The Single Issuer Rule provides that no issuer in a portfolio can have a weight of greater than 25%. This constraint applies to all share classes of an issuer. In Austria, for example, the Bank of Austria has three share classes (Stamm, Vorzug and PSC) which have a collective weighting in the MSCI Austria Index of 33%. As a result of the Single Issuer Rule, the portfolio cannot hold any combination of the three share classes above 25%.

     The 5/50 Rule generally precludes a WEBS Index Series, with respect to 50% of the value of its total assets, from having more than 5% of the value of its total assets invested in the securities of any one issuer. If an issuer has more than one share class, then all of the share classes of that issuer must be considered as one security for 5/50 Rule purposes.

     Prior to October 1998, the Fund had a policy that required each WEBS Index Series to "concentrate" in an industry (invest at least 25% of its net assets in the industry) to the extent its benchmark index was concentrated, except that if the benchmark's concentration was the result of a single issuer, the WEBS

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                                                           WEBS INDEX FUND, INC.
================================================================================

Index Series was required to invest up to 25% of its assets in the relevant industry, and to invest the balance of its assets in other industries. The "Industry Concentration Rule" severely limited the Investment Advisor's flexibility in managing the portfolios of several WEBS Index Series throughout the period covered by this report. In October 1998 the shareholders of the Fund approved a new concentration policy that results in greater flexibility to the Investment Advisor with respect to industry concentration.

     Another factor that causes performance of WEBS Index Series to differ from that of their respective benchmarks is called "revenue differential." The dividend revenues received by the WEBS Index Series differ from those of the benchmark MSCI Indices in both amount (principally as a result of the portfolio sampling techniques described above) and timing. The WEBS Index Series record dividend revenues on the "ex" dates of the underlying stocks while the MSCI Indices assume the monthly dividend revenue is equal to 1/12th of the previous 12 month's dividends. In addition, unlike the MSCI Indices, the WEBS Index Series receive interest on uninvested cash and, in the case of most WEBS Index Series, revenues from the lending of portfolio securities.

     Finally, uninvested cash held in a WEBS Index Series affects performance relative to the MSCI benchmark index. Cash and deferred organizational expenses are the principal "unequitized" assets of the WEBS Index Series. In contrast, the MSCI Indices assume a 100% investment in the underlying stocks and thus do not reflect any "unequitized" assets. The effect of uninvested assets (referred to herein as "cash drag") will tend to cause each WEBS Index Series to outperform its benchmark in falling markets and underperform the benchmark in rising markets.

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PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

AUSTRALIA

   PERFORMANCE REVIEW
   The total return of the Australia WEBS Index Series was -23.11% for the year ended August 31, 1998, while the corresponding MSCI Index returned -20.62% for the same time period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Australia WEBS Index Series underperformed the benchmark by 2.49% during this period for two principal reasons: portfolio sampling and expenses. Of the two factors, portfolio sampling had the greater impact. The positive effects of revenue differential and cash drag were more than offset by the negative impact of portfolio sampling and expenses.
   As noted in the Introduction, regulatory restrictions adversely affect the Investment Advisor's ability to optimize a WEBS Index Series' portfolio. In the case of the Australia WEBS Index Series, the 5/50 Rule caused difficulties with many industries. It led to a significant underweighting of the best performing stocks in Australia's broadcasting/ publishing sector, which returned 39%. Also there was an overweighting of such poorly performing commodity sectors as building materials, non-ferrous metals and steel, which had negative returns of 47%, 48% and 66% respectively for the year.
   KEY MARKET CONDITIONS
   As of August 1998, the Australian government has run a budget surplus of $12.8 billion. Australia's economy, dependent on Asia for 65% of its exports, was weakened in the beginning of the year by the region's financial turmoil. Redirecting exports to the Americas, Europe and Africa helped cut the trade deficit by 11% in the second quarter of 1998 as compared to the second quarter of 1997. The Australian dollar lost more than 20% of its value as compared to the U.S. dollar during the year, yet the Australian government did not raise interest rates to support the currency for fear of causing a recession. In fact, bonds soared as the Central Bank actually cut interest rates twice, leaving benchmark bond yields for July at the lowest levels since the government began regular bond auctions in 1982. Record low inflation (holding at an annual rate of 1.6% in August 1998), sluggish growth and lingering expectations of another interest rate cut underpinned the bonds rally. Commonwealth Bank of Australia's Commodity Price Index, which tracks 15 key commodities, was reported in the second quarter of 1998 as the lowest since October 1993. The fall in the Australian dollar versus the U.S. dollar was viewed as an appropriate and necessary adjustment to the commodity price weakness. Home loan interest rates declined to a 30-year low of 5%, and unemployment remained steady for the year at 8.3%.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            AUSTRALIA WEBS INDEX SERIES VS. THE MSCI AUSTRALIA INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Australia WEBS Index Series    MSCI Australia Index
03/12/96                       $10,000                     $10,000
05/31/96                       $10,523                     $10,588
08/31/96                       $10,388                     $10,383
11/30/96                       $11,238                     $11,232
02/28/97                       $11,048                     $11,054
05/31/97                       $11,545                     $11,519
08/31/97                       $11,035                     $10,990
11/30/97                        $9,862                      $9,750
02/28/98                       $10,799                     $10,880
05/31/98                       $10,058                     $10,132
08/31/98                        $8,486                      $8,724

Past performance is not predictive of future performance

                                     Value
                                August 31, 1998
                                ---------------
Australia WEBS Index Series          $8,485*
MSCI Australia Index                 $8,724


                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                          --------        ---------
Australia Webs Index Series               (23.11)%         (6.42)%
MSCI Australia Index                      (20.62)%         (5.37)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Australia WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

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PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

AUSTRIA

   PERFORMANCE REVIEW
   The total return of the Austria WEBS Index Series was 2.16% for the year ended August 31, 1998, while the corresponding MSCI Index returned 8.48% for the same time period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Austria WEBS Index Series underperformed the benchmark MSCI Austria Index by 6.32% during this period for two principal reasons: portfolio sampling and expenses. Of those two, portfolio sampling had the more significant impact.
   As stated in the Introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize a WEBS Index Series. In the case of Austria, the Industry Concentration and Single Issuer Rules led to a significant underweighting of the best performing stocks in the banking and utilities sectors. The banking industry represents 29% of the benchmark index and the Bank of Austria is the only banking issuer in the Austrian benchmark. This security could not be held at greater than 25% of the total assets of the Austria WEBS Index Series. As a result, the banking sector, which returned 17% for the fiscal year was underweighted. The remaining weight had to be reallocated to other industries, resulting in an overweighting of the poorly performing electronic components (-53%) and metal (-40%) sectors.
   KEY MARKET CONDITIONS
   In the first quarter of 1998,  Austrian exports to Germany soared by 10.4% to
65.1 billion schillings, rising faster over the same period than Austrian exports generally (+9.9%). Accounting for 35% of total Austrian exports in 1997, Germany remained a vital trading partner. Austrian wholesale prices fell greater than expected 0.7% in August 1998, as seasonal food prices and a continuing decline in the price of oil kept Austrian inflation well under control. Wholesale prices fell 0.9% in August 1998, from those of a year earlier, reflective of further deflation. The decline indicated that inflation is a non-issue in Austria, whose economy accounts for about 3.3% of the 11-nation euro currency region. The strong Austrian currency kept interest rates steady. Austrian consumer prices rose 0.9% from July 1997 to July 1998.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              AUSTRIA WEBS INDEX SERIES VS. THE MSCI AUSTRIA INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      Austria WEBS Index Series      MSCI Austria Index
03/12/96                       $10,000                      $10,000
05/31/96                       $10,577                      $10,866
08/31/96                        $9,661                      $10,073
11/30/96                        $9,569                      $10,080
02/28/97                        $9,401                       $9,848
05/31/97                        $9,782                      $10,062
08/31/97                        $9,764                       $9,928
11/30/97                        $9,373                       $9,713
02/28/98                       $10,535                      $11,513
05/31/98                       $12,532                      $13,875
08/31/98                        $9,975                      $10,770

Past performance is not predictive of future performance

                                     Value
                                August 31, 1998
                                ---------------
Austria WEBS Index Series           $ 9,975*
MSCI Austria Index                  $10,770

                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                            -----         ---------
Austria Webs Index Series                   2.16%          (0.10)%
MSCI Austria Index                          8.48%           3.04%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Austria WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

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PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

BELGIUM

   PERFORMANCE REVIEW
   The total return of the Belgium WEBS Index Series was 39.42% for the year ended August 31, 1998, while the corresponding MSCI Index return was 51.20% for the same time period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Belgium WEBS Index Series underperformed the benchmark by 11.78% during this period for three reasons: portfolio sampling, the impact of expenses and cash drag. Of those three factors, portfolio sampling had by far the greatest impact, accounting for more than 10% of the underperformance.
   As stated in the Introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize a WEBS Index Series. In the case of Belgium, there are five companies, which each have a weighting of over 5% of the benchmark index, with a total benchmark weight of 77%. In these circumstances, the 5/50 Rule led to significant underweighting of the top-performing banking and utilities sectors, which returned 117% and 75%, respectively. As a result, some poorly performing industries became overweighted, including metals and miscellaneous components, with returns of (41%) and (16%), respectively.
   In addition, several corporate actions in June 1998 negatively affected performance of the Belgium WEBS Index Series. These included the General Banque/Fortis merger; an increase in KBC shares outstanding; and a tender offer from the French company AXA for Royal Belge. The negative performance was caused by the benchmark's timing in factoring the merger and share increase as well as the fact that the tendered shares were eliminated from the Belgium WEBS Index Series for liquidity reasons.
   KEY MARKET CONDITIONS
   The National Bank of Belgium said in late August that the country's debt would decline to 117.3% of gross domestic product in 1998, down from highs of 122.1% in 1997 and 131.3% in 1996. This decline would move the country closer to the long-term goal of 60% for countries using the euro currency. The Central Bank left its forecast for the government's annual deficit unchanged at 1.3% of GDP (from 2% in 1997), well within the 3% limit for countries adopting the euro next year.
   Citing slowing exports, the government has forecasted economic growth at 2.7% for 1998, down from 5.6% in the previous year. But the trend through August showed consumer expenditures expanding at a strong pace. The annual growth in new passenger car registrations increased sharply in the second quarter of 1998 and retail sales volume growth was also strong. The growth from these sources outweighed the cash balances on activity from a decline in business investment and lower inventories.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              BELGIUM WEBS INDEX SERIES VS. THE MSCI BELGIUM INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      Belgium WEBS Index Series       MSCI Belgium Index
03/12/96                       $10,000                      $10,000
05/31/96                       $10,288                      $10,237
08/31/96                       $10,501                      $10,496
11/30/96                       $10,915                      $11,107
02/28/97                       $11,204                      $11,595
05/31/97                       $11,877                      $12,172
08/31/97                       $11,474                      $11,662
11/30/97                       $12,002                      $12,385
02/28/98                       $13,161                      $13,768
05/31/98                       $15,831                      $16,912
08/31/98                       $15,996                      $17,633

Past performance is not predictive of future performance

                                     Value
                                August 31, 1998
                                ---------------
Belgium WEBS Index Series           $15,997*
MSCI BELGIUM INDEX                  $17,633

                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                           ------         ---------
Belgium Webs Index Series                  39.42%          20.91%
MSCI Belgium Index                         51.20%          25.77%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Belgium WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

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PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

CANADA

   PERFORMANCE REVIEW
   The total return of the Canada WEBS Index Series was -21.69% for the year ended August 31, 1998, while the corresponding MSCI Index return was -20.55% for the same time period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Canada WEBS Index Series underperformed the benchmark MSCI Index by 1.14% during this period for two principal reasons: expenses and cash drag. Of the two, expenses had the main impact. Revenue differential and portfolio sampling had modest positive impacts on performance, but they more than offset the effect of expenses and cash drag.
   KEY MARKET CONDITIONS
   In the largest increase in almost six years, the Canadian Central Bank raised interest rates from 5% to 6% in August 1998 in an effort to stabilize the sliding Canadian dollar. This, the second 1998 rate increase, was an effort to offset the effects of the Asian and Russian crises, falling commodity prices and investment flight to U.S. dollars and bonds. Financial markets suffered following the rate increase as investors questioned the move in an environment of economic turmoil and plummeting raw materials prices, the mainstay of Canada's exports. The rate increase was expected to hurt corporate profits and choke the already slowing economy. interest rate sensitive stocks such as banks, industrial producers and retailers suffered the worst. Retailers in particular were concerned that higher interest rates would cut consumer spending as consumers would incur larger loan and mortgage payments.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               CANADA WEBS INDEX SERIES VS. THE MSCI CANADA INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      Canada WEBS Index Series         MSCI Canada Index
03/12/96                       $10,000                      $10,000
05/31/96                       $10,639                      $10,682
08/31/96                       $10,463                      $10,521
11/30/96                       $12,546                      $12,652
02/28/97                       $12,569                      $12,713
05/31/97                       $13,183                      $13,389
08/31/97                       $13,445                      $13,745
11/30/97                       $13,165                      $13,438
02/28/98                       $14,322                      $14,679
05/31/98                       $15,157                      $15,668
08/31/98                       $10,545                      $10,921

Past performance is not predictive of future performance

                                     Value
                                August 31, 1998
                                ---------------
Canada WEBS Index Series            $10,529*
MSCI Canada Index                   $10,921

                           AVERAGE ANNUAL TOTAL RETURN
                                            ONE             SINCE
                                            YEAR          INCEPTION
                                          --------        ---------
Canada Webs Index Series                  (21.69)%          2.11%
MSCI Canada Index                         (20.55)%          3.63%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Canada WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

FRANCE

   PERFORMANCE REVIEW
   The total return of the France WEBS Index Series was 34.77% for the year ended August 31, 1998, while the corresponding MSCI Index return was 35.31% for the same time period.
   SIGNIFICANT PERFORMANCE FACTORS
   The France WEBS Index Series underperformed the benchmark MSCI Index by 0.54% during this period for two reasons: the impact of expenses and cash drag. Of the two, the main impact was created by expenses. Revenue differential and portfolio sampling had positive impacts on performance, but these effects were more than offset by the negative impact of expenses and cash drag.
   KEY MARKET CONDITIONS
   World Cup visitors were a principal cause of price increases in many service sectors--including a sharp rise in hotel and restaurant charges. With machinery and transport equipment, agriculture products and chemical products leading the way, exports caused the gross domestic product to increase by 0.4% in the first seven months of 1998 compared to the same period in 1997. France is expected to have a trade surplus of about 170 billion francs in 1998, which is approximately the same as the record surplus of 1997. This has forced companies to hire more workers, cutting the unemployment rate from a postwar record of 12.6% in 1997 to 11.8% in 1998. Strong economic growth performance for 1998 (expected to show a 3% increase over growth in 1997) led to ambitious government plans to cut the deficit to levels acceptable for adopting the euro. With the Asian and Russian crisis already affecting exports, it is estimated that economic growth will slow to 2.5% in 1999. In late August, the Central Bank said it would focus on spending cuts for the remainder of the year. French government spending represents more than 54% of GDP, whereas the European Union average is 50% and the average for the Group of Seven nations is below 40%.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               FRANCE WEBS INDEX SERIES VS. THE MSCI FRANCE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      France WEBS Index Series         MSCI France Index
03/12/96                       $10,000                      $10,000
05/31/96                       $10,668                      $10,701
08/31/96                       $10,495                      $10,371
11/30/96                       $11,855                      $11,766
02/28/97                       $12,177                      $12,210
05/31/97                       $11,921                      $11,975
08/31/97                       $12,237                      $12,194
11/30/97                       $12,878                      $12,848
02/28/98                       $14,880                      $14,933
05/31/98                       $17,881                      $18,027
08/31/98                       $16,492                      $16,500

Past performance is not predictive of future performance

                                     Value
                                August 31, 1998
                                ---------------
France WEBS Index Series            $16,492*
MSCI France Index                   $16,500

                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                           ------         ---------
France Webs Index Series                   34.77%          22.41%
MSCI France Index                          35.31%          22.44%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the France WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

GERMANY

   PERFORMANCE REVIEW
   The total return of the Germany WEBS Index Series was 25.69% for the year ended August 31, 1998, while the corresponding MSCI Index return was 26.01% for the same time period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Germany WEBS Index Series underperformed the benchmark MSCI Index by 0.32% during this period principally because of the effect of expenses and, to a lesser extent, cash drag and portfolio sampling. The positive effect of revenue differential was more than offset by the three other factors.
   KEY MARKET CONDITIONS
   After a three-year slump, Germany's construction industry has begun to stabilize in the first part of 1998. As of August 31, 1998, construction industry output year-to-date was still below the level achieved in the comparable 1997 period, but new orders and building permits figures show positive signs. Retail sales climbed 1% in the first half of 1998, which extracted the industry from its six-year slump. Nevertheless, the country's unemployment rate dropped to a 20-month low of 10.9% in July (and held steady through August). Also helping the job market was enormous export volume in the telecommunications and auto industries. The Central Bank has not changed the money market rate since October 1997, nor has it changed the discount rate since April 1996. German export growth in the first part of 1998 was strong, increasing by 2% from the first quarter to the second quarter of 1998. Rapid growth in exports to the 15 countries in the European Union and North America offset export decreases to Southeast Asia.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
              GERMANY WEBS INDEX SERIES VS. THE MSCI GERMANY INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      Germany WEBS Index Series       MSCI Germany Index
03/12/96                       $10,000                      $10,000
05/31/96                        $9,955                       $9,984
08/31/96                       $10,399                      $10,451
11/30/96                       $10,918                      $11,034
02/28/97                       $11,291                      $11,476
05/31/97                       $12,176                      $12,376
08/31/97                       $12,533                      $12,778
11/30/97                       $12,948                      $13,240
02/28/98                       $14,661                      $15,107
05/31/98                       $17,635                      $17,924
08/31/98                       $15,752                      $16,102


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

                                     Value
                                August 31, 1998
                                ---------------
Germany WEBS Index Series           $15,752*
MSCI Germany Index                  $16,102

                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                           ------         ---------
Germany Webs Index Series                  25.69%          20.16%
MSCI Germany Index                         26.01%          21.24%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Germany WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

HONG KONG

   PERFORMANCE REVIEW
   The total return of the Hong Kong WEBS Index Series was -54.22% for the year ended August 31, 1998, while the corresponding MSCI Index return was -51.70% for the same time period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Hong Kong WEBS Index Series underperformed the benchmark MSCI Index by 2.52% during this period for two principal reasons: portfolio sampling and expenses. Of the two, portfolio sampling created the main impact. These factors more than offset the positive contributions to performance of cash drag and revenue differential.
   As stated in the Introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize a WEBS Index Series' portfolio. In the case of Hong Kong, the 5/50 Rule led to significant underweighting of the best performing stocks in the banking sector. This caused an overweighting of the poorly performing merchandising sector that returned -85%. In addition, the real estate industry moved frequently over the 25% "concentrated" line, necessitating frequent rebalancing to comply with the Industry Concentration Rule, resulting in the Hong Kong WEBS Index Series incurring additional trading expenses which negatively affected performance.
   KEY MARKET CONDITIONS
   In Hong Kong, the gross domestic product for 1998 was expected to contract by about 4% because of relaxed employment conditions, tight local credit and high interest costs, all of which continued to hurt consumer and investment demand. Economic instability in the surrounding region (especially in Japan) continued to hamper Hong Kong's export performance. Exports to Mainland China decelerated as import demand moderated. Slight growth in exports to the U.S. and Europe helped offset trade weakness with East Asia, with total exports for the first half of 1998 virtually unchanged in real terms from those in the first half of 1997. Total imports and retained imports in the first half of 1998 fell by about 2% and 7%, respectively, in real terms over a year earlier.
   The stock market contracted from April through June as markets were hurt by social unrest in Indonesia, protracted economic and financial problems in Japan, and the weak Japanese yen. The Hang Seng Index closed the second quarter of 1998 down 26% from its level three months earlier, and down 20% from its level at the end of 1997. The Hang Seng sank to a record low in mid-August, but recovered somewhat in late August after the government took action to stabilize the exchange rate of the Hong Kong dollar. Amid the volatility in the region, the Hong Kong dollar's exchange rate versus the U.S. dollar was stable in 1998, moving between 7.735 and 7.750. Higher interest rates kept demand for loans low, and banks were cautious in lending. During the second quarter of 1998, loans to financial concerns, stockbrokers, wholesale and retail trades, and the manufacturing sector all declined as residential and property development/investment loans increased.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
            HONG KONG WEBS INDEX SERIES VS. THE MSCI HONG KONG INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     Hong Kong WEBS Index Series     MSCI Hong Kong Index
03/12/96                       $10,000                      $10,000
05/31/96                       $1,0826                      $10,817
08/31/96                       $10,322                      $10,415
11/30/96                       $12,418                      $12,543
02/28/97                       $11,868                      $12,190
05/31/97                       $12,609                      $13,030
08/31/97                       $12,159                      $12,645
11/30/97                        $9,006                       $9,437
02/28/98                        $9,197                       $9,871
05/31/98                        $6,881                       $7,465
08/31/98                        $5,567                       $6,108

Past performance is not predictive of future performance

                                     Value
                                August 31, 1998
                                ---------------
Hong Kong WEBS Index Series          $5,566*
MSCI Hong Kong Index                 $6,108

                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                          --------        ---------
Hong Kong Webs Index Series               (54.22)%        (21.09)%
MSCI Hong Kong Index                      (51.70)%        (18.07)%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Hong Kong WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

ITALY

   PERFORMANCE REVIEW
   The total return of the Italy WEBS Index Series was 47.66% for the year ended August 31, 1998, while the corresponding MSCI Index return was 48.73% for the same time period.

   SIGNIFICANT PERFORMANCE FACTORS
   The Italy WEBS Index Series underperformed the benchmark MSCI Index by 1.07% during this period because of the impact of expenses and cash drag, which more than offset the positive contribution to performance of revenue differential and portfolio sampling.
   As stated in the Introduction, regulatory restrictions adversely affect the Investment Advisor's ability to optimize a WEBS Index Series' portfolio. The telecommunications industry represented slightly more or slightly less than 25% of the benchmark index in fiscal 1998, resulting in extensive trading activity to comply with the Industry Concentration Rule. Despite the extra transaction costs, portfolio sampling was still a positive factor in Italy throughout the past fiscal year.
   KEY MARKET CONDITIONS
   Italy's consumer prices rose at an annual pace of 1.9% in the first half of 1998, in line with preliminary figures released by a sample of 11 major cities last month, which reported growth of 0.05% in August 1998 and 1.9% for the year. Producer prices dropped for three consecutive months through July 1998, indicating that final prices set by retailers would likewise remain under pressure. Consumer prices increased somewhat over the last three year period because of the rising cost of transportation and running water. These late August figures showed inflation to be almost non-existent in Europe's fourth-largest economy. Output for manufacturers of metal-based goods, including cars, computers and household appliances, fell 0.5% in the first quarter of 1998 and 1% in the following quarter. This decline was five times as large as the drop in Italy's overall industrial production, which slowed by 0.2% in the first half of 1998 as Asia's demand for Italian imports dropped. However, Italian exports to Russia rose 32% to 1.7 trillion lira in the first half of 1998 over the comparable period in 1997, while imports fell 4.8% to 1.842 trillion lira, slimming Italy's trade deficit with Russia to 141 billion lira in the period. The top three exports to Russia were machinery and industrial equipment, furniture and shoes. Though these exports represent only 2% of total exports, it is a positive sign that Italy has limited Russian exposure.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                ITALY WEBS INDEX SERIES VS. THE MSCI ITALY INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       Italy WEBS Index Series         MSCI Italy Index
03/12/96                       $10,000                      $10,000
05/31/96                       $11,226                      $11,207
08/31/96                       $10,411                      $10,333
11/30/96                       $11,272                      $11,205
02/28/97                       $11,151                      $11,102
05/31/97                       $11,438                      $11,408
08/31/97                       $12,845                      $12,862
11/30/97                       $14,256                      $14,173
02/28/98                       $17,250                      $17,297
05/31/98                       $21,242                      $21,319
08/31/98                       $18,968                      $19,129

Past performance is not predictive of future performance

                                     Value
                                August 31, 1998
                                --------------
Italy WEBS Index Series             $18,966*
MSCI Italy Index                    $19,129

                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                           ------         ---------
Italy Webs Index Series                    47.66%          29.53%
MSCI Italy Index                           48.73%          29.98%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Italy WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

JAPAN

   PERFORMANCE REVIEW
   The total return of the Japan WEBS Index Series was -33.38% for the year ended August 31, 1998, while the corresponding MSCI Index return was -32.70% for the same time period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Japan WEBS Index Series underperformed the benchmark MSCI Index by 0.68% during this period principally because of the impact of expenses, which more than offset the positive effect on performance of cash drag and revenue differential.
   KEY MARKET CONDITIONS
   Japan is experiencing its worst recession since World War II, resulting in shaken consumer confidence, corporate cost cutting and volatile financial markets. The government said in a late August 1998 report that the economy was in "a very severe situation." That report dampened demand for the yen even further. Through August 31, 1998, the country's banking industry was working with the government to resolve the problem of an estimated 77 trillion yen of bad loans. One proposed solution was to pass legislation to close a number of weak banks. However, a comprehensive solution to the banking problems continues to elude Japanese politicians. The Nikkei 225 Index, on August 28, plunged through the 14,000 mark, its lowest point in more than 12 years.
   The current recession began in October 1997, when consumer spending slowed following a sales tax increase in April from 3% to 5%. Subsequent high profile bankruptcies began to erode consumer confidence further as job security was a concern. Wages have dropped every month since that time. Major steps to get the economy back in order, including consumer and corporate tax cuts and public fund allocations for bad bank loans, were the government's eleventh hour effort to restore confidence. Many analysts have expressed concern that the financial weakness in Japan may affect world markets for the next two to three years.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                JAPAN WEBS INDEX SERIES VS. THE MSCI JAPAN INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       Japan WEBS Index Series         MSCI Japan Index
03/12/96                       $10,000                      $10,000
05/31/96                       $10,548                      $10,596
08/31/96                        $9,689                       $9,720
11/30/96                        $9,527                       $9,561
02/28/97                        $8,060                       $8,117
05/31/97                        $8,959                       $9,033
08/31/97                        $8,529                       $8,596
11/30/97                        $7,169                       $7,206
02/28/98                        $7,366                       $7,438
05/31/98                        $6,453                       $6,525
08/31/98                        $5,682                       $5,785

Past performance is not predictive of future performance

                                     Value
                                August 31, 1998
                                ---------------
Japan WEBS Index Series              $5,682*
MSCI Japan Index                     $5,785

                           AVERAGE ANNUAL TOTAL RETURN
                                             ONE            SINCE
                                            YEAR          INCEPTION
                                          --------        --------
Japan Webs Index Series                   (33.38)%        (20.42)%
MSCI Japan Index                          (32.70)%        (19.85)%


------------------
* The chart assumes a hypothetical $10,000 initial investment in the Japan WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

MALAYSIA (FREE)

   PERFORMANCE REVIEW
   The total return of the Malaysia (Free) WEBS Index Series was -73.57% for the year ended August 31, 1998, while the corresponding MSCI Index return was -74.05% for the same time period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Malaysia WEBS Index Series slightly outperformed the benchmark MSCI Index by 0.48% during this period principally because of the effect of cash drag and, to a significantly lesser extent, revenue differential. These positive influences on performance more than offset the negative impact of expenses. Portfolio sampling had a very minor adverse effect on the performance of the Malaysia (Free) WEBS Index Series.
   KEY MARKET CONDITIONS
   The ongoing Asian financial crisis has had an overwhelmingly negative impact on Malaysia's economy and stock market in recent times. In the second quarter of 1998, gross domestic product contracted by 6.8%, well ahead of estimates. In fact, GDP contracted for the first two quarters of 1998, leading to the country's first recession in 13 years. After being one of the best performing Asian Tigers, with annual growth rates of around 8%, Malaysia's economy is now expected to contract by 3.5% annually for perhaps the next several years. Contributing to this contraction is growing inflation and the weakening ringgit, Malaysia's embattled currency. Inflation is on its way to a doubling of 1997 levels and the ringgit declined 33% over the 12 months ending August 31, 1998. These factors led to a crisis among Malaysia's banks, with some seeking protection from creditors. Due to falling demand internationally, the weak ringgit has decreased exports. In fact, manufacturing has been a significant victim of the region's prevailing economic troubles.
   As a result of all of this bad news, the stock market was the world's fourth worst performing market through August 1998. Politically, there were several issues in Malaysia that affected the markets in the twelve month period ended August 31, 1998. Among them were an August 31, 1998 decision to limit foreign trading in its equity markets; the resignation of Central Bank governor Ahmad Mohd Don in protest over governmental pressure to decrease interest rates and discussion about controlling the flow of capital from the country. Subsequent to August 31, the Malaysian government instituted strict capital restrictions on the ringgit, Malaysia's Finance Minister was fired and later arrested, and the country has experienced political unrest.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MALAYSIA (FREE) WEBS INDEX SERIES VS. THE MSCI MALAYSIA (FREE) INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Malaysia (Free) WEBS Index Series    MSCI Malaysia (Free) Index
03/12/96                $10,000                           $10,000
05/31/96                $10,498                           $10,562
08/31/96                $10,428                           $10,512
11/30/96                $11,237                           $11,365
02/28/97                $11,834                           $12,172
05/31/97                $10,141                           $10,411
08/31/97                 $6,237                            $6,385
11/30/97                 $3,713                            $3,687
02/28/98                 $4,877                            $4,890
05/31/98                 $3,340                            $3,313
08/31/98                 $1,648                            $1,657

Past performance is not predictive of future performance

                                         Value
                                    August 31, 1998
                                    ---------------
Malaysia (Free) WEBS Index Series       $1,648*
MSCI Malaysia (Free) Index              $1,657

                           AVERAGE ANNUAL TOTAL RETURN
                                               ONE            SINCE
                                              YEAR          INCEPTION
                                             -------         ---------
Malaysia (Free) Webs Index Series            (73.57)%        (51.75)%
MSCI Malaysia (Free) Index                   (74.05)%        (51.64)%

------------------
* The chart assumes a hypothetical  $10,000  initial  investment in the Malaysia
  (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

MEXICO (FREE)

   PERFORMANCE REVIEW
   The total return of the Mexico (Free) WEBS Index Series was -44.18% for the year ended August 31, 1998, while the corresponding MSCI Index return was -43.88% for the same time period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Mexico (Free) WEBS Index Series underperformed the benchmark MSCI Index by 0.30% during this period as a result of expenses. Revenue differential, portfolio sampling and cash drag all had positive effects on performance in the period, but these effects were more than offset by the impact of expenses.
   KEY MARKET CONDITIONS
   Uncertainty about the Russian situation in July and August of 1998 led to an uncertainty about Mexico's economy, as well as with other Latin American economies. The Russian financial crisis had a significant negative impact on both Mexico's economy and stock market. It led to a late August 1998 fall in the stock market to its lowest intraday level in two years. In addition, it caused a dramatic rise in Mexico's interest rates, from 20% to 27% in August alone. This combination of factors, along with a corresponding weakness in the peso, has led to major concern about the country's banking sector, a group of stocks that had only just begun to recover from the peso devaluation of 1994. On the bright side, reforms enacted to keep banking institutions from gambling with reserves should better position banks to withstand interest rate fluctuations than before. On general domestic economic trends, news was better. There were 3.9% more manufacturing jobs in June 1998 than a year before and unemployment fell to 3.2% by July 1998. And while Russia's impact was dramatic, the possible impact of the Asian crisis on Mexico's export activity will likely be limited as an overwhelming percentage of exports are destined for the United States.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MEXICO (FREE) WEBS INDEX SERIES VS. THE MSCI MEXICO (FREE) INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              Mexico (Free) WEBS Index Series      MSCI Mexico (Free) Index
03/12/96                $10,000                           $10,000
05/31/96                $11,618                           $11,617
08/31/96                $11,592                           $11,736
11/30/96                $11,311                           $11,489
02/28/97                $12,820                           $13,254
05/31/97                $13,283                           $13,818
08/31/97                $15,675                           $16,321
11/30/97                $15,892                           $16,774
02/28/98                $15,311                           $16,136
05/31/98                $14,107                           $15,033
08/31/98                 $8,750                            $9,159


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

                                       Value
                                  August 31, 1998
                                  ---------------
Mexico (Free) WEBS Index Series      $8,749*
MSCI Mexico (Free) Index             $9,159

                           AVERAGE ANNUAL TOTAL RETURN
                                          ONE YEAR      SINCE INCEPTION
                                          --------      ---------------
Mexico (Free) Webs Index Series           (44.18)%          (5.26)%
MSCI Mexico (Free) Index                  (43.88)%          (3.49)%

------------------
* The chart  assumes a  hypothetical  $10,000  initial  investment in the Mexico
  (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

NETHERLANDS

   PERFORMANCE REVIEW
   The total return of the Netherlands WEBS Index Series was 17.41% for the year ended August 31, 1998, while the corresponding MSCI Index return was 14.61% for the same time period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Netherlands WEBS Index Series outperformed the benchmark MSCI Index by 2.80% during this period: primarily as a result of portfolio sampling. Revenue differential also made a modest positive contribution to performance. The negative effects of expenses and cash drag were more than offset by the effects of the two other factors.
   As stated in the Introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize WEBS Index Series' portfolio. In the case of the Netherlands WEBS Index Series, the Single Issuer Rule caused Royal Dutch, the only company represented in the underperforming energy sector, to be held below its 28% weighting in the benchmark index. As a result, the Netherlands WEBS Index Series overweighted some better performing sectors such as the insurance industry, which returned 86% for the year.
   KEY MARKET CONDITIONS
   To date, the financial crises in Asia and Russia have had less impact on the Netherlands than on many other European countries. Neither such crises nor the tightest job market in over 17 years did anything to slow growth in the first half of 1998. At a 4% annualized rate, the Netherlands enjoyed the second-fastest growing economy in the 11-member European currency bloc. The fifth-largest economy in the bloc overall, the Netherlands enjoyed fast growth, low inflation and low unemployment. In fact, the country has come to be looked upon as a barometer of the bloc's overall economic strength. The country's economy continued to experience rising consumer spending and exports. While there was a slight decrease in consumer confidence in the first half of 1998, likely as a result of the Asian and Russian crises, there is no indication that spending will decrease to a substantial degree to negatively impact the domestic economy. In fact, many analysts expect consumer spending to be strong enough to keep the Netherlands gross domestic product on track for a 4% increase in 1998.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NETHERLANDS WEBS INDEX SERIES VS. THE MSCI NETHERLANDS INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Netherlands Webs Index Series       MSCI Netherlands Index
03/12/96                $10,000                           $10,000
05/31/96                $11,113                           $10,941
08/31/96                $11,118                           $10,974
11/30/96                $12,259                           $12,255
02/28/97                $12,934                           $12,949
05/31/97                $13,825                           $13,960
08/31/97                $14,237                           $14,680
11/30/97                $14,728                           $15,146
02/28/98                $16,811                           $17,273
05/31/98                $18,985                           $19,399
08/31/98                $16,716                           $16,824

Past performance is not predictive of future performance

                                     Value
                                AUGUST 31, 1998
                                ---------------
Netherlands WEBS Index Series       $16,715*
MSCI Netherlands Index              $16,824

                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE            SINCE
                                               YEAR          INCEPTION
                                              ------         ---------
Netherlands Webs Index Series                 17.41%          23.08%
MSCI Netherlands Index                        14.61%          23.40%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Netherlands WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

SINGAPORE (FREE)

   PERFORMANCE REVIEW
   The total return of the Singapore (Free) WEBS Index Series was -61.29% for the year ended August 31, 1998, while the corresponding MSCI Index return was -55.36% for the same time period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Singapore (Free) WEBS Index Series underperformed the benchmark MSCI Index by 5.93% principally as a result of portfolio sampling. The impact of expenses also adversely affected performance, but to a much lesser extent than portfolio sampling. Cash drag and revenue differential had positive effects on performance.
   As stated in the Introduction, regulatory restrictions can adversely affect the Investment Advisor's ability to optimize WEBS Index Series. In the case of Singapore, two regulations adversely impacted tracking: the Single Issuer Rule and the 5/50 Rule. These led to significant underweighting of better performing sectors, notably banking and telecommunications. This resulted in an overweighting of the poorly performing multi-industry sector, which returned -75%.
   KEY MARKET CONDITIONS
   As a result of the deepened Asian financial crisis, the growth of Singapore's economy slowed markedly in the second quarter of 1998 and through the Index Series' fiscal year ending August 31, 1998. It was especially hard hit by the trouble in Malaysia and Indonesia, two of its closest trading partners. Two of the most affected sectors in terms of negative quarter on quarter growth were manufacturing, with two consecutive declining quarters and commerce, with three declining quarters. While the telecommunications and banking sectors grew through the second quarter of 1998, it was at a pace generally well below that of the prior quarter. Businesses saw costs increase in the same quarter after declines in the previous four quarters. International trade, long a positive for Singapore's economy, proved to be negative as demand declined among many Asian countries. A global surplus of electronic products led to overstocked inventories and decreasing orders. On a more positive note, Singapore's consumer price index moderated in the second quarter of 1998 in large part due to falling commodity prices and a relatively stable domestic currency compared to its Asian neighbors.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SINGAPORE (FREE) WEBS INDEX SERIES VS. THE MSCI SINGAPORE (FREE) INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            Singapore (Free) WEBS Index Series    MSCI Singapore (Free) Index
03/12/96                $10,000                           $10,000
05/31/96                 $9,714                            $9,692
08/31/96                 $9,327                            $9,196
11/30/96                 $9,548                            $9,358
02/28/97                 $9,720                            $9,670
05/31/97                 $9,073                            $8,986
08/31/97                 $7,137                            $6,961
11/30/97                 $6,066                            $6,223
02/28/98                 $5,687                            $5,978
05/31/98                 $4,154                            $4,382
08/31/98                 $2,763                            $3,108

Past performance is not predictive of future performance

                                              Value
                                         August 31, 1998
                                         ---------------
Singapore (Free) WEBS Index Series            $2,763*
MSCI Singapore (Free) Index                   $3,108

                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE            SINCE
                                                YEAR          INCEPTION
                                              --------        ---------
Singapore (Free) Webs Index Series            (61.29)%        (40.54)%
MSCI Singapore (Free) Index                   (55.36)%        (37.65)%

------------------
* The chart assumes a hypothetical  $10,000 initial  investment in the Singapore
  (Free) WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

SPAIN

   PERFORMANCE REVIEW
   The total return of the Spain WEBS Index Series was 32.58% for the year ended August 31, 1998, while the corresponding MSCI Index return was 33.87% for the same time period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Spain WEBS Index Series underperformed the benchmark MSCI Index by 1.29% during this period as a result of the effect of expenses and cash drag, which more than offset the modest positive impact of security sampling and revenue differential.
   KEY MARKET CONDITIONS
   Spain has been one of the true stars among European economies in recent times growing at an annualized rate of 3.8% in the second quarter of 1998. Spain was little affected by the Asian and Russian crises because trade with Asia represents less than 3% of its exports. Spain's low interest rates, rising employment and minimal producer price index increases played large roles in increased construction and business spending. In May 1998 the Spanish interest rate was lowered to 4.25% and unemployment fell for the sixteenth consecutive month. These factors helped cause domestic demand to grow 4.7% from that at the end of May 1997. However, there were still areas of concern. Spain's broadest measure of money supply (M4) increased 1.3% in July 1998 from the same month one year ago. This was a concern because growth in M4 can lead to higher consumer prices and a resulting slowdown of the economy overall. In fact, it appeared that some increases occurred as the consumer price index rose 2.2% in July from the previous year, the largest rise since March 1997. Finally, although unemployment continued to fall, it was still nearly twice that of the European Union average.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
                SPAIN WEBS INDEX SERIES VS. THE MSCI SPAIN INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Spain WEBS Index Series             MSCI Spain Index
03/12/96                  10,000                             10,000
05/31/96                  10,640                             10,747
08/31/96                  10,845                             10,917
11/30/96                  12,361                             12,508
02/28/97                  12,893                             13,066
05/31/97                  15,229                             15,497
08/31/97                  15,092                             15,379
11/30/97                  16,471                             16,845
02/28/98                  20,478                             21,053
05/31/98                  23,918                             24,762
08/31/98                  20,009                             20,589

Past performance is not predictive of future performance

                                              Value
                                         August 31, 1998
                                         ---------------
Spain WEBS Index Series                      $20,008*
MSCI Spain Index                             $20,589

                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE            SINCE
                                               YEAR          INCEPTION
                                              ------         ---------
Spain Webs Index Series                       32.58%          32.36%
MSCI Spain Index                              33.87%          33.90%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Spain WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

SWEDEN

   PERFORMANCE REVIEW
   The total return of the Sweden WEBS Index Series was 5.48% for the year ended August 31, 1998, while the corresponding MSCI Index return was 8.33% for the same time period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Sweden WEBS Index Series underperformed the benchmark MSCI Index by 2.85% during this period for two reasons: portfolio sampling and revenue differential both of which more than offset the negative impacts of expenses and cash drag.
   KEY MARKET CONDITIONS
   When considering the growing Swedish economy, inflation is the main theme. The Swedish government has declared that its number one priority is securing a low inflation environment, which it hoped would eventually lead to a strengthened krona. These efforts paid off in the Index Series' fiscal year ending August 31, 1998. Even as the economy showed great strength, rising 4.1% in the second quarter of 1998, inflation remained virtually nonexistent. In July 1998, consumer prices rose only 0.6% from the prior year, well under the country's target rate of 2%. This is due to the Asian difficulties (which decreased import prices), lower interest rates, lower taxes and moderate wage increases. As a result, there were calls, unheeded by the Central Bank, to lower the interest rate. The krona fell by late August 1998 to a two-and-a-half year low against the U.S. dollar, and the fear in Sweden was that this fall could see a permanent revaluation by the market. Should that be the case, the domestic economy would further expand through increased exports and imports would become more expensive, both of which could cause domestic inflation to trend upward. The recent weakening of the krona will make an interest rate cut unlikely in the near term.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
               SWEDEN WEBS INDEX SERIES VS. THE MSCI SWEDEN INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 Sweden WEBS Index Series             MSCI Sweden Index
03/12/96                $10,000                           $10,000
05/31/96                $10,976                           $10,805
08/31/96                $11,413                           $11,200
11/30/96                $13,163                           $12,989
02/28/97                $13,357                           $13,344
05/31/97                $13,840                           $13,806
08/31/97                $14,847                           $14,856
11/30/97                $15,236                           $15,310
02/28/98                $16,353                           $16,596
05/31/98                $19,050                           $19,206
08/31/98                $15,659                           $16,093

Past performance is not predictive of future performance

                                              Value
                                         August 31, 1998
                                         ---------------
Sweden WEBS Index Series                     $15,661*
MSCI Sweden Index                            $16,093

                           AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                YEAR          INCEPTION
                                                -----         ---------
Sweden Webs Index Series                        5.48%          19.88%
MSCI Sweden Index                               8.33%          21.21%


------------------
* The chart assumes a hypothetical $10,000 initial investment in the Sweden WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

SWITZERLAND

   PERFORMANCE REVIEW
   The total return of the Switzerland WEBS Index Series was 21.24% for the year ended August 31, 1998, while the corresponding MSCI Index return was 30.10% for the same time period.
   SIGNIFICANT PERFORMANCE FACTORS
   The Switzerland WEBS Index Series underperformed the benchmark MSCI Index by 8.86% during this period primarily as a result of portfolio sampling. Expenses were a much less important negative influence on performance, while revenue differential had a small positive effect.
   As stated in the Introduction, regulatory restrictions may adversely affect the Investment Advisor's ability to optimize a WEBS Index Series' portfolio. Of all of the WEBS countries, the Switzerland WEBS Index Series is the most difficult WEBS Index Series to manage within applicable regulatory requirements. The 5/50 regulations required underweighting of two of the country's top performing sectors in fiscal 1998, most notably the food/household and insurance sectors, which had excellent returns of 60% and 66%, respectively. That led to a corresponding overweighting of the poorly performing recreation sector, which had returns of just 2.26% on the year.
   KEY MARKET CONDITIONS
   Over the last several years, Switzerland has been considered Europe's underperformer in economic growth, although in recent months its economy showed signs of improving. However, the Asian crisis was expected to have a greater impact on Switzerland's economy than other European countries due to the fact that roughly 15% of the country's exports are sold in Asia. Switzerland was little affected as improved trade with other expanding European economies largely counteracted the Asian problems. While Switzerland's gross domestic product grew at roughly half the rate of its leading trade partners, France and Germany, its GDP for 1998 looks a good deal higher than for 1997. In many ways, Switzerland has now become one of Europe's more prosperous countries. Unemployment fell to 3.5% by July 1998, nearly a six-year low. Borrowing costs have not been as low in the last 20 years. Consumer prices rose an almost negligible 0.3% through August 1998. Other signs of economic strength during this same time period were factors in offsetting much of the Asian crisis' impact: construction was revitalized; retail sales were up after many years of stagnation; consumer confidence was on the upswing; real salaries increased; and manufacturing as a whole was strong.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SWITZERLAND WEBS INDEX SERIES VS. THE MSCI SWITZERLAND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Switzerland WEBS Index Series       MSCI Switzerland Index
03/12/96                $10,000                           $10,000
05/31/96                 $9,751                            $9,617
08/31/96                $10,260                           $10,319
11/30/96                $10,093                           $10,125
02/28/97                $10,210                           $10,347
05/31/97                $11,879                           $12,050
08/31/97                $11,972                           $11,998
11/30/97                $12,927                           $13,557
02/28/98                $15,124                           $16,271
05/31/98                $16,530                           $17,244
08/31/98                $14,515                           $15,609

Past performance is not predictive of future performance

                                              Value
                                         August 31, 1998
                                         ---------------
Switzerland WEBS Index Series                $14,515*
MSCI Switzerland Index                       $15,609

                           AVERAGE ANNUAL TOTAL RETURN
                                                ONE            SINCE
                                               YEAR          INCEPTION
                                              ------         ---------
Switzerland Webs Index Series                 21.24%          16.25%
MSCI Switzerland Index                        30.10%          19.72%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the Switzerland WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

PERFORMANCE REVIEW                                         WEBS INDEX FUND, INC.
================================================================================

UNITED KINGDOM

   PERFORMANCE REVIEW
   The total return of the United Kingdom WEBS Index Series was 14.98% for the year ended August 31, 1998, while the corresponding MSCI Index return was 14.66% for the same time period.
   SIGNIFICANT PERFORMANCE FACTORS
   The United Kingdom WEBS Index Series outperformed the benchmark MSCI Index by 0.32% during this period for two reasons: portfolio sampling and revenue differential both of which more than offset the negative impacts of expenses and cash drag.
   KEY MARKET CONDITIONS
   Events in Asia and Russia have had little negative effect in the United Kingdom. In fact, uncertainty in these areas brought some vigor to the United Kingdom market as it was seen to be a safe haven for investors. However, the United Kingdom's domestic economy showed some signs of slowing in both the service and manufacturing industries as growth in gross domestic product was at an annualized rate of 2.6% in the second quarter of 1998, well below estimates of 3%. Interest rates, more than double those of Germany, were seen as the main cause. The rate hike in June 1998, the seventh since May 1997, was felt by many to be the reason for the slowdown of manufacturing, also hurt by lower export demand, which fell to its weakest point in five and a half years. As business confidence waned, leading manufacturers laid off thousands of workers. However, through all of this negative news, consumer spending was extremely robust and wages grew faster than expected. In such circumstances, the Central Bank resisted calls to lower rates due to fears of inflationary pressures. It was notable that in the second quarter of 1998 inflation rose 2.6% over the prior year.

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE UNITED KINGDOM WEBS INDEX SERIES VS. THE MSCI UNITED KINGDOM INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             United Kingdom WEBS Index Series     MSCI United Kingdom Index
03/12/96                $10,000                           $10,000
05/31/96                $10,470                           $10,521
08/31/96                $11,040                           $11,078
11/30/96                $12,417                           $12,548
02/28/97                $12,767                           $12,996
05/31/97                $13,805                           $13,986
08/31/97                $14,405                           $14,601
11/30/97                $15,051                           $15,340
02/28/98                $17,432                           $17,851
05/31/98                $17,659                           $18,139
08/31/98                $16,564                           $16,742

Past performance is not predictive of future performance


                                              VALUE
                                         August 31, 1998
                                         ---------------
United Kingdom WEBS Index Series             $16,564*
MSCI United Kingdom Index                    $16,742

                           AVERAGE ANNUAL TOTAL RETURN
                                                 ONE            SINCE
                                                YEAR          INCEPTION
                                               ------         ---------
United Kingdom Webs Index Series               14.98%          22.63%
MSCI United Kingdom Index                      14.66%          23.16%

------------------
* The chart assumes a hypothetical $10,000 initial investment in the United Kingdom WEBS Index Series and reflects all expenses of the Index Series. Investors should note that the Index Series is professionally managed while the relevant MSCI Index is unmanaged, does not incur expenses and is not available for investment.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

AUSTRALIA WEBS INDEX SERIES
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
--------   --------                                   -----
           COMMON STOCK - BASKET          99.39%
           APPLIANCES & HOUSEHOLD
             DURABLES                      0.52%
 125,400   Email Limited                           $   173,675
                                                   -----------
           BANKING                        22.61%
 396,000   National Australia Bank Limited           4,900,438
 506,000   Westpac Banking Corporation
             Limited                                 2,693,129
                                                   -----------
                                                     7,593,567
                                                   -----------
           BEVERAGES & TOBACCO             5.61%
 226,600   Coca Cola Amatil Limited                    518,733
 662,200   Foster's Brewing Group Limited            1,364,317
                                                   -----------
                                                     1,883,050
                                                   -----------
           BROADCASTING & PUBLISHING      14.75%
 574,200   News Corporation Limited                  3,512,891
 264,000   News Corporation Limited - Preferred      1,439,861
                                                   -----------
                                                     4,952,752
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                    5.90%
 367,400   Boral Limited                               494,118
 303,600   CSR Limited                                 616,814
 143,000   James Hardie Industries Limited             283,163
 321,200   Pioneer International Limited               588,233
                                                   -----------
                                                     1,982,328
                                                   -----------
           BUSINESS & PUBLIC SERVICES      4.02%
  68,200   Brambles Industries Limited               1,350,468
                                                   -----------
           CHEMICALS                       1.23%
  90,200   Orica Limited                               412,972
                                                   -----------
           CONSTRUCTION & HOUSING          0.36%
  39,600   Leighton Holdings Limited                   121,247
                                                   -----------
           ENERGY SOURCES                 12.34%
 544,500   Broken Hill Proprietary Company
             Limited                                 3,758,105
 171,600   Santos Limited                              387,916
                                                   -----------
                                                     4,146,021
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS       1.36%
 158,400   Burns Philp & Company Limited*               15,864
 376,200   Goodman Fielder Limited                     441,364
                                                   -----------
                                                       457,228
                                                   -----------
           FOREST PRODUCTS & PAPER         1.95%
 182,600   Amcor Limited                               654,182
                                                   -----------
           GOLD MINES                      0.89%
  88,000   Newcrest Mining Limited*                     71,515
 396,000   Normandy Mining Limited                     228,897
                                                   -----------
                                                       300,412
                                                   -----------
           LEISURE & TOURISM               0.13%
 209,000   Crown Limited                                43,060
                                                   -----------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
--------   --------                                   -----
           MERCHANDISING                   3.65%
 334,400   Coles Myer Limited                      $ 1,224,814
                                                   -----------
           METALS - NON FERROUS            6.99%
 470,800   Mount Isa Mines Holdings Limited            188,607
 235,400   North Limited                               408,469
  61,600   RGC Limited                                  75,972
  94,600   Rio Tinto Limited                           918,207
 308,000   WMC Limited                                 756,191
                                                   -----------
                                                     2,347,446
                                                   -----------
           METALS - STEEL                  0.47%
 393,800   Australian National Industries
             Limited                                   157,760
                                                   -----------
           MULTI-INDUSTRY                  4.47%
  83,600   Howard Smith Limited                        418,637
 303,600   Pacific Dunlop Limited                      529,243
 231,000   Southcorp Limited                           552,601
                                                   -----------
                                                     1,500,481
                                                   -----------
           REAL ESTATE                     9.01%
 283,800   General Property Trust                      415,792
  72,600   Lend Lease Corporation Limited            1,373,194
 213,400   Stockland Trust Group                       433,557
 453,200   Westfield Trust                             804,036
                                                   -----------
                                                     3,026,579
                                                   -----------
           TELECOMMUNICATIONS              3.13%
 406,208   Telstra Corporation Limited               1,053,102
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $46,000,857)                     33,381,144
                                                   -----------
           COMMON STOCK -
             NON-BASKET                    0.61%
           GOLD MINES                      0.61%
  23,188   Homestake Mining Company                    205,693
                                                   -----------
           TELECOMMUNICATIONS              0.00%
      12   Telstra Corporation Limited                      31
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $215,334)                           205,724
                                                   -----------
           TOTAL INVESTMENTS
             (COST $46,216,191)(DAGGER)  100.00%   $33,586,868
                                         =======   ===========
------------------
 *         Non-income producing security.
 (DAGGER)  Aggregate  cost for Federal income tax purposes is  $46,320,479.  The
           aggregate  gross  unrealized  appreciation   (depreciation)  for  all
           securities is as follows:
              Excess of value over tax cost                       $   1,358,288
              Excess of tax cost over value                         (14,091,899)
                                                                  -------------
                                                                  $ (12,733,611)
                                                                  =============

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

AUSTRIA WEBS INDEX SERIES
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
--------   --------                                    -----
           COMMON STOCK - BASKET         100.00%
           BANKING                        19.72%
  29,920   Bank Austria AG                          $1,639,611
                                                    ----------
           BEVERAGES & TOBACCO             4.73%
   7,200   BBAG Oesterreichische Brau
             Beteiligungs AG                           393,398
                                                    ----------
           BUILDING MATERIALS &
             COMPONENTS                    4.87%
   2,080   Wienerberger Baustoffindustrie
             AG                                        404,809
                                                    ----------
           BUSINESS & PUBLIC SERVICES      4.54%
   9,848   Flughafen Wien AG                           376,974
                                                    ----------
           CHEMICALS                       1.73%
   2,848   Lenzing AG*                                 144,250
                                                    ----------
           CONSTRUCTION & HOUSING          8.81%
   4,208   Bau Holding AG                              220,424
   1,416   Bau Holding AG Vorzug                        68,468
  14,144   Universale-Bau AG                           443,396
                                                    ----------
                                                       732,288
                                                    ----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                   1.02%
   2,192   Austria Mikro Systeme
             International AG                           84,968
                                                    ----------
           ENERGY SOURCES                  9.00%
   7,256   OMV AG                                      748,534
                                                    ----------
           INSURANCE                       4.43%
   1,672   EA-Generali AG                              350,332
     112   EA-Generali AG Vorzug                        17,691
                                                    ----------
                                                       368,023
                                                    ----------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
--------   --------                                    -----
           MACHINERY & ENGINEERING         6.96%
   1,168   BWT AG                                   $  188,253
   4,000   VA Technologie AG                           390,046
                                                    ----------
                                                       578,299
                                                    ----------
           METALS - STEEL                  3.49%
   6,072   Boehler-Uddeholm AG                         289,757
                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                   8.92%
   7,272   Mayr Melnhof Karton AG                      370,961
  10,128   RHI  AG                                     370,552
                                                    ----------
                                                       741,513
                                                    ----------
           TRANSPORTATION - AIRLINES       3.89%
   9,248   Austrian Airlines AG                        323,078
                                                    ----------
           UTILITIES - ELECTRICAL & GAS   17.89%
   8,832   Oesterreichische
             Elektrizitaetswirtschafts
             AG - Class A                            1,487,564
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $9,256,816)                       8,313,066
                                                    ----------
           TOTAL INVESTMENTS
             (COST $9,256,816)(DAGGER)   100.00%    $8,313,066
                                         =======    ==========
--------------------
       *   Non-income producing security.
(DAGGER)   Aggregate  cost for Federal  income tax  purposes is  $9,284,548. The
           aggregate  gross  unrealized  appreciation   (depreciation)  for  all
           securities is as follows:
              Excess of value over tax cost                         $   685,114
              Excess of tax cost over value                          (1,656,596)
                                                                    -----------
                                                                    $  (971,482)
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

BELGIUM WEBS INDEX SERIES
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
--------   --------                                   -----
           COMMON STOCK - BASKET          100.00%
           AUTOMOBILES                      3.04%
   2,170   D'Ieteren SA                            $   903,868
                                                   -----------
           BANKING                         18.04%
  67,725   KBC Bancassurance Holdings                5,362,587
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                     4.65%
  14,840   Cimenteries CBR Cementbedrijven           1,383,141
                                                   -----------
           CHEMICALS                        4.39%
  20,650   Solvay SA                                 1,305,812
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                    4.59%
   5,635   Barco NV                                  1,363,356
                                                   -----------
           ENERGY SOURCES                   5.09%
   4,025   PetroFina SA                              1,513,303
                                                   -----------
           HEALTH & PERSONAL CARE           4.29%
     245   UCB SA                                    1,273,768
                                                   -----------
           INDUSTRIAL COMPONENTS            3.27%
   1,505   Bekaert NV                                  972,383
                                                   -----------
           INSURANCE                       13.10%
  14,420   Fortis AG                                 3,893,226
                                                   -----------
           MERCHANDISING                    9.78%
   2,135   Colruyt NV*                               1,482,150
  18,270   Delhaize-Le Lion SA                       1,426,559
                                                   -----------
                                                     2,908,709
                                                   -----------
           METALS - NON FERROUS             2.82%
  17,010   Union Miniere SA                            837,125
                                                   -----------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
--------   --------                                   -----
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    3.10%
   7,770   Glaverbel SA                            $   922,864
                                                   -----------
           MULTI-INDUSTRY                   4.87%
   7,805   Groupe Bruxelles Lambert SA               1,446,324
                                                   -----------
           TRANSPORTATION - SHIPPING        2.46%
  12,075   Compagnie Maritime Belge
             SA (CMB)                                  730,369
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    16.51%
   8,785   Electrabel SA                             2,862,154
  13,510   Tractebel                                 2,046,632
                                                   -----------
                                                     4,908,786
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $26,630,132)                     29,725,621
                                                   -----------
           TOTAL INVESTMENTS
             (COST $26,630,132)(DAGGER)   100.00%  $29,725,621
                                          =======  ===========
---------------------
       *   Non-income producing security.
(DAGGER)   Aggregate  cost for Federal  income tax purposes is  $27,464,697  The
           aggregate  gross  unrealized  appreciation   (depreciation)  for  all
           securities is as follows:

                  Excess of value over tax cost                      $3,188,287
                  Excess of tax cost over value                        (927,363)
                                                                     ----------
                                                                     $2,260,924
                                                                     ==========

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

CANADA WEBS INDEX SERIES
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
--------   --------                                    -----
           COMMON STOCK - BASKET           99.49%
           AEROSPACE & MILITARY TECHNOLOGY  3.50%
  23,800   Bombardier Incorporated - Class B        $  254,098
                                                    ----------
           BANKING                         15.55%
   8,400   Bank of Montreal                            296,164
  14,000   Bank of Nova Scotia                         230,917
  12,600   Canadian Imperial Bank of
             Commerce                                  237,227
   5,600   National Bank of Canada                      72,676
   7,700   Royal Bank of Canada                        291,174
                                                    ----------
                                                     1,128,158
                                                    ----------
           BEVERAGES & TOBACCO              5.35%
   2,800   Molson Company Limited - Class A             37,681
  11,200   Seagram Company Limited                     350,850
                                                    ----------
                                                       388,531
                                                    ----------
           BROADCASTING & PUBLISHING        6.16%
   2,100   Quebecor Incorporated - Class B              38,934
   5,600   Rogers Communications
             Incorporated - Class B*                    34,906
   2,800   Southam Incorporated                         47,436
  15,400   Thomson Corporation                         325,387
                                                    ----------
                                                       446,663
                                                    ----------
           BUSINESS & PUBLIC SERVICES       2.38%
   2,800   Extendicare Incorporated -
             Class A*                                   17,184
  11,200   Laidlaw Incorporated                         97,379
   2,100   Loewen Group Incorporated                    24,166
   3,500   Moore Corporation Limited                    33,787
                                                    ----------
                                                       172,516
                                                    ----------
           CHEMICALS                        2.48%
   4,200   Agrium Incorporated                          35,711
   6,300   Methanex Corporation*                        36,853
   2,100   Potash Corporation of
             Saskatchewan Incorporated                 107,403
                                                    ----------
                                                       179,967
                                                    ----------
           ELECTRICAL & ELECTRONICS        11.66%
   5,600   Newbridge Networks Corporation*             105,434
  15,400   Northern Telecom Limited                    740,858
                                                    ----------
                                                       846,292
                                                    ----------
           ENERGY SOURCES                  11.78%
   3,500   Alberta Energy Company Limited               63,323
   3,500   Anderson Exploration Limited*                30,766
   2,800   Canadian Natural Resources
             Limited*                                   33,116
   4,200   Canadian Occidental Petroleum
             Limited                                    50,345
   7,000   Gulf Canada Resources Limited*               21,033
  14,700   Imperial Oil Limited                        206,751
   2,800   IPL Energy Incorporated                     103,823
   9,100   Petro-Canada                                 87,265
   4,200   Poco Petroleum Limited*                      31,684
   3,500   Ranger Oil Limited*                          19,467
   3,500   Renaissance Energy Limited*                  38,262
   4,200   Suncor Energy Incorporated                  117,741
   3,500   Talisman Energy Incorporated*                51,688
                                                    ----------
                                                       855,264
                                                    ----------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
--------   --------                                   -----
           FINANCIAL SERVICES               2.07%
   8,400   Power Corporation of Canada              $  150,364
                                                    ----------
           FOREST PRODUCTS & PAPER          1.38%
   6,300   Abitibi Consolidated Incorporated            49,338
   4,200   Domtar Incorporated                          18,795
   4,200   MacMillan Bloedel Limited                    32,221
                                                    ----------
                                                       100,354
                                                    ----------
           GOLD MINES                       3.68%
  14,700   Barrick Gold Corporation                    191,245
   2,100   Cambior Incorporated                          8,861
   8,400   Placer Dome Incorporated                     66,858
                                                    ----------
                                                       266,964
                                                    ----------
           HEALTH & PERSONAL CARE           0.51%
   2,100   MDS Incorporated - Class B                   36,920
                                                    ----------
           INDUSTRIAL COMPONENTS            2.31%
   2,800   Magna International
             Incorporated - Class A                    167,907
                                                    ----------
           MACHINERY & ENGINEERING          0.47%
   1,400   United Dominion Industries Limited           34,235
                                                    ----------
           MERCHANDISING                    2.87%
   2,800   Canadian Tire Corporation -
             Class A                                    57,282
   4,200   George Weston Limited                       122,037
   2,100   Hudson's Bay Company                         28,865
                                                    ----------
                                                       208,184
                                                    ----------
           METALS - NON FERROUS             5.25%
   7,000   Alcan Aluminium Limited                     132,240
   2,100   Cameco Corporation                           37,927
   2,800   Cominco Limited                              25,956
   5,600   Inco Limited                                 47,436
   8,400   Noranda Incorporated                         92,635
   2,100   Rio Algom Limited                            24,233
   3,500   Teck Corporation - Class B                   20,697
                                                    ----------
                                                       381,124
                                                    ----------
           METALS - STEEL                   0.38%
   2,800   Dofasco Incorporated                         27,746
                                                    ----------
           MULTI-INDUSTRY                   6.78%
  10,500   Canadian Pacific Limited                    199,703
   5,250   EdperBrascan Corporation -
             Class A                                    66,456
  14,000   Imasco Limited                              225,547
                                                    ----------
                                                       491,706
                                                    ----------
           TELECOMMUNICATIONS              10.07%
  19,600   BCE Incorporated                            634,036
   4,900   Telus Corporation                            97,110
                                                    ----------
                                                       731,146
                                                    ----------
           UTILITIES - ELECTRICAL & GAS     4.86%
   6,300   Transalta Corporation                        76,525
  15,736   Transcanada Pipelines Limited               214,280
   3,500   Westcoast Energy Incorporated                61,981
                                                    ----------
                                                       352,786
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $8,493,531)                       7,220,925
                                                    ----------

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

CANADA WEBS INDEX SERIES (CONCLUDED)
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
--------   --------                                   -----
           COMMON STOCK -
             NON-BASKET                     0.51%
           CHEMICALS                        0.51%
   3,147   Nova Corporation                         $   36,717
                                                    ----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $49,794)                             36,717
                                                    ----------
           TOTAL INVESTMENTS
             (COST $8,543,325)(DAGGER)    100.00%   $7,257,642
                                          =======   ==========
----------------------
       *   Non-income producing security.
(DAGGER)   Aggregate  cost for Federal  income tax  purposes is  $8,558,381. The
           aggregate  gross  unrealized  appreciation   (depreciation)  for  all
           securities is as follows:
           Excess of value over tax cost                            $   685,962
           Excess of tax cost over value                             (1,986,701)
                                                                    -----------
                                                                    $(1,300,739)
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

FRANCE WEBS INDEX SERIES
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
--------   --------                                   -----
           COMMON STOCK - BASKET           99.84%
           AEROSPACE & MILITARY TECHNOLOGY  0.78%
  10,596   Thomson CSF                             $   356,786
                                                   -----------
           AUTOMOBILES                      1.55%
   4,272   PSA Peugeot Citroen                         712,000
                                                   -----------
           BANKING                          7.77%
  17,892   Banque Nationale de Paris                 1,182,204
  13,284   Paribas SA                                1,118,239
   7,200   Societe Generale                          1,267,005
                                                   -----------
                                                     3,567,448
                                                   -----------
           BEVERAGES & TOBACCO              1.31%
   5,508   Pernod Ricard                               389,568
   5,004   Societe Nationale D'Exploitation            213,369
                                                   -----------
                                                       602,937
                                                   -----------
           BROADCASTING & PUBLISHING        1.20%
   2,736   Canal Plus                                  552,292
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                     3.83%
   7,200   Compagnie de Saint Gobain                 1,033,096
   8,508   Lafarge SA                                  725,555
                                                   -----------
                                                     1,758,651
                                                   -----------
           BUSINESS & PUBLIC SERVICES      12.44%
   5,400   Cap Gemini SA                               849,746
   2,544   Sodexho Alliance SA                         451,980
  10,200   Suez Lyonnaise des Eaux                   1,677,563
  13,704   Vivendi                                   2,731,525
                                                   -----------
                                                     5,710,814
                                                   -----------
           CHEMICALS                        1.65%
   5,700   Air Liquide                                 757,107
                                                   -----------
           CONSTRUCTION & HOUSING           1.22%
   2,220   Bouygues SA                                 424,467
   1,500   Groupe GTM                                  135,025
                                                   -----------
                                                       559,492
                                                   -----------
           ELECTRICAL & ELECTRONICS         7.46%
  11,700   Alcatel Alsthom                           1,890,609
   2,388   Legrand SA                                  525,683
     420   Sagem SA                                    303,096
  11,976   Schneider SA                                703,970
                                                   -----------
                                                     3,423,358
                                                   -----------
           ENERGY EQUIPMENT & SERVICES      0.08%
     480   Compagnie Generale de
             Geophysique SA*                            34,680
                                                   -----------
           ENERGY SOURCES                   7.70%
  19,200   Elf Acquitaine SA                         1,900,508
  16,800   Total SA - Class B                        1,631,675
                                                   -----------
                                                     3,532,183
                                                   -----------
           FINANCIAL SERVICES               0.66%
   1,332   CPR                                         101,421
     348   Societe Eurafrance SA                       199,025
                                                   -----------
                                                       300,446
                                                   -----------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
--------   --------                                   -----
           FOOD & HOUSEHOLD PRODUCTS        4.21%
   2,280   Eridania Beghin-Say SA                  $   422,822
   5,700   Groupe Danone                             1,508,426
                                                   -----------
                                                     1,931,248
                                                   -----------
           HEALTH & PERSONAL CARE          11.84%
     924   Essilor International SA                    373,665
   5,280   L'Oreal                                   2,846,376
  26,400   Rhone-Poulenc SA                          1,269,076
   8,400   Sanofi SA                                   943,756
                                                   -----------
                                                     5,432,873
                                                   -----------
           INDUSTRIAL COMPONENTS            2.16%
  10,800   Michelin - Class B                          458,680
   7,092   Valeo SA                                    532,800
                                                   -----------
                                                       991,480
                                                   -----------
           INSURANCE                        5.27%
  21,000   AXA                                       2,416,244
                                                   -----------
           LEISURE & TOURISM                2.17%
   3,300   Accor SA                                    760,508
   1,236   Club Mediterranee SA*                        92,229
     720   Pathe SA                                    141,320
                                                   -----------
                                                       994,057
                                                   -----------
           MACHINERY & ENGINEERING          0.73%
   1,596   Compagnie Francaise d'Etudes
             de Construction Technip                   145,827
   2,760   Sidel SA                                    189,137
                                                   -----------
                                                       334,964
                                                   -----------
           MERCHANDISING                   10.72%
   3,000   Carrefour SA                              1,756,345
   3,600   Casino Guichard Perrachon SA                341,117
     624   Comptoirs Modernes                          346,843
   8,700   Pinault-Printemps-Redoute SA              1,360,203
   1,716   Promodes                                  1,114,674
                                                   -----------
                                                     4,919,182
                                                   -----------
           METALS - STEEL                   0.52%
  22,500   Usinor SA                                   237,563
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    0.36%
   1,452   Imetal SA                                   164,609
                                                   -----------
           MULTI-INDUSTRY                   0.75%
   9,228   Lagardere S.C.A.                            346,636
                                                   -----------
           REAL ESTATE                      0.56%
   1,620   Simco SA                                    121,980
   1,116   Union du Credit-Bail Immobilier             134,826
                                                   -----------
                                                       256,806
                                                   -----------
           RECREATION - OTHER CONSUMER
             GOODS                          3.02%
   6,600   LVMH (Louis Vuitton Moet
             Hennessy)                               1,087,716
   5,232   Societe BIC SA                              296,480
                                                   -----------
                                                     1,384,196
                                                   -----------

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

FRANCE WEBS INDEX SERIES (CONCLUDED)
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
--------   --------                                   -----
           TELECOMMUNICATIONS               9.57%
  59,904   France Telecom SA                       $ 4,393,974
                                                   -----------
           UTILITIES - ELECTRICAL & GAS     0.31%
   1,824   Primagaz Cie                                143,081
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $40,707,244)                     45,815,107
                                                   -----------
           COMMON STOCK -
             NON-BASKET                     0.16%
           BANKING                          0.00%
       3   Paribas SA                                      253
                                                   -----------
           BUSINESS & PUBLIC SERVICES       0.00%
       2   Vivendi                                         399
                                                   -----------
           CHEMICALS                        0.15%
     534   Air Liquide                                  70,929
                                                   -----------
           MERCHANDISING                    0.01%
       7   Comptoirs Modernes                            3,891
                                                   -----------
           TELECOMMUNICATIONS               0.00%
       1   France Telecom SA                                73
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $81,525)                             75,545
                                                   -----------
           TOTAL INVESTMENTS
             (COST $40,788,769)(DAGGER)   100.00%  $45,890,652
                                          =======  ===========
----------------------
       *   Non-income producing security.
(DAGGER)   Aggregate  cost for Federal income tax purposes is  $40,835,603.  The
           aggregate  gross  unrealized  appreciation   (depreciation)  for  all
           securities is as follows:
               Excess of value over tax cost                        $ 6,376,775
               Excess of tax cost over value                         (1,321,726)
                                                                    -----------
                                                                    $ 5,055,049
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

GERMANY WEBS INDEX SERIES
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
--------   --------                                   -----
           COMMON STOCK - BASKET          100.00%
           AUTOMOBILES                     10.62%
  57,000   Daimler-Benz AG                         $ 5,139,212
  30,000   Volkswagen AG                             2,157,074
  10,200   Volkswagen AG Preferred                     507,831
                                                   -----------
                                                     7,804,117
                                                   -----------
           BANKING                         13.07%
  30,000   Bayerische Hypotheken-und
             Wechsel Bank AG                         1,704,565
  30,600   Bayerische Vereinsbank AG                 2,333,825
  49,200   Deutsche Bank AG                          3,060,527
  55,800   Dresdner Bank AG                          2,509,181
                                                   -----------
                                                     9,608,098
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                     1.03%
     600   Buderus AG                                  272,186
   5,940   Heidelberger Zement AG                      486,720
                                                   -----------
                                                       758,906
                                                   -----------
           BUSINESS & PUBLIC SERVICES       9.25%
   7,200   SAP AG                                    3,735,753
   5,400   SAP AG Vorzug                             3,062,092
                                                   -----------
                                                     6,797,845
                                                   -----------
           CHEMICALS                        8.45%
  67,200   BASF AG                                   2,686,476
  78,000   Bayer AG                                  2,928,041
  12,000   Degussa AG                                  595,407
                                                   -----------
                                                     6,209,924
                                                   -----------
           CONSTRUCTION & HOUSING           0.53%
   4,800   Bilfinger & Berger Bau AG                   112,141
   7,200   Hochtief AG                                 275,588
                                                   -----------
                                                       387,729
                                                   -----------
           ELECTRICAL & ELECTRONICS         5.56%
  63,000   Siemens AG                                4,090,445
                                                   -----------
           HEALTH & PERSONAL CARE           2.68%
   9,600   Beiersdorf AG                               511,710
  19,800   Merck KGAA                                  761,236
   7,200   Schering AG                                 694,074
                                                   -----------
                                                     1,967,020
                                                   -----------
           INDUSTRIAL COMPONENTS            0.41%
  11,400   Continental AG                              305,120
                                                   -----------
           INSURANCE                       15.75%
  26,400   Allianz AG                                7,574,936
   6,000   Amb Aachener & Muenchener
             Beteiligungs AG                           864,191
   3,000   Axa Colonia Konzern AG                      340,232
   7,200   Muenchener Rueckversicherung AG           2,796,711
                                                   -----------
                                                    11,576,070
                                                   -----------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
--------   --------                                   -----
           MACHINERY & ENGINEERING          1.61%
   1,200   Linde AG                                $   700,879
   1,200   MAN AG                                      353,502
     600   MAN AG Vorzug                               126,226
                                                   -----------
                                                     1,180,607
                                                   -----------
           MERCHANDISING                    2.73%
   3,600   Douglas Holding AG                          176,172
   1,200   Karstadt AG                                 530,763
  23,040   Metro AG                                  1,299,960
                                                   -----------
                                                     2,006,895
                                                   -----------
           METALS - STEEL                   0.92%
   3,600   Thyssen AG                                  675,702
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    0.29%
   2,400   SGL Carbon AG                               212,305
                                                   -----------
           MULTI-INDUSTRY                   0.83%
   1,800   Preussag AG                                 607,315
                                                   -----------
           RECREATION - OTHER CONSUMER
             GOODS                          0.96%
   6,000   Adidas-Salomon AG                           707,684
                                                   -----------
           TELECOMMUNICATIONS              14.42%
 237,000   Deutsche Telekom AG                       6,276,099
  48,000   Mannesmann AG                             4,327,757
                                                   -----------
                                                    10,603,856
                                                   -----------
           TRANSPORTATION - AIRLINES        1.55%
  46,200   Deutsche Lufthansa AG                     1,139,609
                                                   -----------
           UTILITIES - ELECTRICAL & GAS     9.34%
  34,200   RWE AG                                    1,638,730
  17,100   RWE AG-Preferred                            568,222
  55,200   VEBA AG                                   2,782,067
   3,000   Viag AG                                   1,879,784
                                                   -----------
                                                     6,868,803
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $68,266,287)                     73,508,050
                                                   -----------
           TOTAL INVESTMENTS
             (COST $68,266,287)(DAGGER)   100.00%  $73,508,050
                                          =======  ===========
---------------------
(DAGGER)   Aggregate  cost for Federal income tax purposes is  $68,295,650.  The
           aggregate  gross  unrealized  appreciation   (depreciation)  for  all
           securities is as follows:
               Excess of value over tax cost                        $ 7,310,670
               Excess of tax cost over value                         (2,098,270)
                                                                    -----------
                                                                    $ 5,212,400
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

HONG KONG WEBS INDEX SERIES
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET          100.00%
           AEROSPACE & MILITARY TECHNOLOGY  0.17%
   83,200  Hong Kong Aircraft Engineering
             Company Limited                       $    86,966
                                                   -----------
           BANKING                          8.27%
1,372,800  Bank Of East Asia Limited                 1,426,088
  416,000  Hang Seng Bank Limited                    2,238,579
  312,000  Wing Lung Bank                              579,776
                                                   -----------
                                                     4,244,443
                                                   -----------
           BROADCASTING & PUBLISHING        2.39%
  832,000  Oriental Press Group                         73,009
1,456,000  South China Morning Post
             Holdings Limited                          479,120
  312,000  Television Broadcasts Limited               672,379
                                                   -----------
                                                     1,224,508
                                                   -----------
           CONSTRUCTION & HOUSING           0.13%
  312,000  Kumagai Gumi Limited                         68,446
                                                   -----------
           ELECTRICAL & ELECTRONICS         2.74%
  832,000  Johnson Electric Holdings                 1,406,494
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                    0.15%
  520,000  Elec & Eltek International
             Holdings Limited                           75,156
                                                   -----------
           LEISURE & TOURISM                3.50%
1,248,000  Hong Kong & Shanghai Hotels
             Limited                                   616,012
2,496,000  Regal Hotels International                  238,352
1,664,000  Shangri-La Asia Limited                     944,820
                                                   -----------
                                                     1,799,184
                                                   -----------
           MERCHANDISING                    0.58%
  312,000  Dickson Concepts International
             Limited                                   188,226
1,040,000  Giordano International Limited*             107,366
                                                   -----------
                                                       295,592
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    0.75%
  208,000  Varitronix International Limited            383,833
                                                   -----------
           MULTI-INDUSTRY                  19.63%
3,120,000  Hopewell Holdings Limited                   314,045
1,664,000  Hutchison Whampoa Limited                 7,214,990
  884,000  Swire Pacific Limited - Class A           2,549,605
                                                   -----------
                                                    10,078,640
                                                   -----------
           REAL ESTATE                     22.46%
  520,000  Cheung Kong Holdings Limited              2,013,111
1,248,000  Chinese Estates Holdings                    161,049
1,456,000  Hang Lung Development
             Company Limited                         1,127,342
  936,000  Hysan Development Company
             Limited                                   628,091
  832,000  Miramar Hotel & Investment
             Limited                                   628,091

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           REAL ESTATE (CONTINUED)
2,080,000  New World Development
             Company Limited                       $ 2,241,264
2,496,000  Sino Land Company                           708,615
  728,000  Sun Hung Kai Properties Limited           2,235,895
  416,000  Tai Cheung Holdings Limited                  95,556
1,768,000  Wharf Holdings Limited                    1,688,329
                                                   -----------
                                                    11,527,343
                                                   -----------
           TELECOMMUNICATIONS              21.13%
6,136,000  Hong Kong Telecommunications
             Limited                                10,847,984
                                                   -----------
           TRANSPORTATION - AIRLINES        3.40%
2,392,000  Cathay Pacific Airways Limited            1,744,025
                                                   -----------
           TRANSPORTATION - SHIPPING        0.24%
1,664,000  Shun Tak Holdings Limited                   124,545
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    14.46%
1,248,000  CLP Holdings Limited                      5,250,194
2,080,000  Hong Kong & China Gas
             Company Limited                         2,174,160
                                                   -----------
                                                     7,424,354
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $76,874,354)                     51,331,513
                                                   -----------
           COMMON STOCK -
             NON-BASKET                     0.00%
           FINANCIAL SERVICES               0.00%
  276,000  Peregrine Investment Holdings
             Limited**                                       0
                                                   -----------
           REAL ESTATE                      0.00%
   76,500  Wharf Holdings Limited Warrants
             (Expiration Date 12/31/99)*                   839
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $397,590)                               839
                                                   -----------
           TOTAL INVESTMENTS
             (COST $77,271,944)(DAGGER)   100.00%  $51,332,352
                                          =======  ===========
-----------------------
        *  Non-income producing security.
       **  Fair valued security.
 (DAGGER)  Aggregate  cost for Federal income tax purposes is  $80,880,470.  The
           aggregate  gross   unrealized  appreciation  (depreciation) for   all
           securities is as follows:
                Excess of value over tax cost                      $        839
                Excess of tax cost over value                       (29,548,957)
                                                                   ------------
                                                                   $(29,548,118)
                                                                   ============

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

ITALY WEBS INDEX SERIES
--------------------------------------------------------------
  NO. OF
  SHARES   SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET          100.00%
           AUTOMOBILES                      3.13%
  635,800  Fiat SpA                                $ 1,971,040
                                                   -----------
           BANKING                         22.11%
  399,500  Banca Commerciale Italiana SpA            2,695,195
  119,000  Banca Popolare di Milano SpA                870,215
  221,000  Banco Intesa SpA                          1,039,791
  198,900  Banco Intesa SpA Rnc                        488,220
  491,300  Credito Italiano SpA                      2,356,075
  204,000  Istituto Bancario San Paolo de
             Torino SpA                              2,981,372
  153,000  Istituto Mobiliare Italiano SpA           2,330,664
  105,400  Mediobanca SpA                            1,143,413
                                                   -----------
                                                    13,904,945
                                                   -----------
           BROADCASTING & PUBLISHING        3.02%
   40,800  Arnoldo Mondadori Editore SpA               390,735
  266,900  Mediaset SpA                              1,510,726
                                                   -----------
                                                     1,901,461
                                                   -----------
           CONSTRUCTION & HOUSING           0.52%
   66,300  Sirti SpA                                   324,605
                                                   -----------
           ENERGY SOURCES                  13.00%
1,564,000  ENI SpA                                   8,174,241
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS        0.96%
  411,400  Parmalat Finanziaria SpA                    604,052
                                                   -----------
           INDUSTRIAL COMPONENTS            2.31%
  527,000  Pirelli SpA                               1,452,625
                                                   -----------
           INSURANCE                       15.73%
  136,000  Assicurazioni Generali SpA                4,609,416
  850,000  Istituto Nazionale delle
             Assicurazioni SpA                       2,248,329
  120,700  Riunione Adriatica di Sicurta SpA         1,493,194
   95,200  Riunione Adriatica di Sicurta
             SpA Rnc                                   819,566
   66,300  Societa Assicuratrice Industriale
             SpA                                       722,553
                                                   -----------
                                                     9,893,058
                                                   -----------
           MERCHANDISING                    1.27%
   93,500  La Rinascente SpA                           797,152
                                                   -----------
           METALS - STEEL                   0.57%
   51,000  Falck Acciaierie & Ferriere
             Lombarde SpA                              359,723
                                                   -----------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           MULTI-INDUSTRY                   2.30%
1,103,300  Montedison SpA                          $ 1,125,551
  430,100  Montedison SpA Rnc                          322,294
                                                   -----------
                                                     1,447,845
                                                   -----------
           RECREATION - OTHER CONSUMER
             GOODS                          0.68%
   95,200  Bulgari SpA                                 424,313
                                                   -----------
           TELECOMMUNICATIONS              28.30%
  532,032  Olivetti Group SpA*                       1,191,451
1,360,000  Telecom Italia Mobile SpA                 8,862,220
  340,000  Telecom Italia Mobile SpA Rnc             1,227,461
  714,000  Telecom Italia SpA                        5,511,342
  204,000  Telecom Italia SpA Rnc                    1,011,075
                                                   -----------
                                                    17,803,549
                                                   -----------
           TEXTILES & APPAREL               1.92%
  495,040  Benetton Group SpA                          734,245
   42,500  Marzotto & Figli SpA                        474,905
                                                   -----------
                                                     1,209,150
                                                   -----------
           UTILITIES - ELECTRICAL & GAS     4.18%
  190,400  Edison SpA                                1,636,620
  232,900  Italgas SpA                                 993,819
                                                   -----------
                                                     2,630,439
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $46,719,005)                     62,898,198
                                                   -----------
           TOTAL INVESTMENTS
             (COST $46,719,005)(DAGGER)   100.00%  $62,898,198
                                          =======  ===========
---------------------
        *  Non-income producing security.
 (DAGGER)  Aggregate  cost for Federal income tax purposes is  $49,271,480.  The
           aggregate  gross   unrealized  appreciation  (depreciation)  for  all
           securities is as follows:
                Excess of value over tax cost                       $14,605,549
                Excess of tax cost over value                          (978,831)
                                                                    -----------
                                                                    $13,626,718
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

JAPAN WEBS INDEX SERIES
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
--------   --------                                    -----
           COMMON STOCK - BASKET           99.99%
           APPLIANCES & HOUSEHOLD
             DURABLES                       6.87%
 360,000   Matsushita Electric Industrial
             Company Limited                       $  5,176,004
  40,000   Pioneer Electronic Corporation               658,687
 360,000   Sanyo Electric Company Limited               943,410
 200,000   Sharp Corporation                          1,181,387
  80,000   Sony Corporation                           5,841,773
                                                   ------------
                                                     13,801,261
                                                   ------------
           AUTOMOBILES                      9.70%
 160,000   Honda Motor Company Limited                5,507,472
 440,000   Nissan Motor Company Limited               1,171,754
 600,000   Toyota Motor Corporation                  12,791,274
                                                   ------------
                                                     19,470,500
                                                   ------------
           BANKING                         10.44%
 360,000   Asahi Bank Limited                         1,114,243
 200,000   Ashikaga Bank Limited                        257,809
 720,000   Bank of Tokyo-Mitsubishi Limited           5,089,312
 200,000   Bank of Yokohama Limited                     355,549
 160,000   Chiba Bank Limited                           462,356
 440,000   Fuji Bank Limited                          1,243,431
  80,000   Gunma Bank Limited                           533,182
 120,000   Hokuriku Bank Limited                        141,086
 440,000   Industrial Bank of Japan Limited           1,586,231
 160,000   Joyo Bank                                    543,948
 240,000   Mitsubishi Trust & Banking
             Corporation                              1,189,886
 200,000   Mitsui Trust & Banking Company
             Limited                                    254,976
 560,000   Sakura Bank Limited                          983,639
  80,000   Seventy-Seven Bank Limited                   660,103
 160,000   Shizuoka Bank Limited                      1,395,000
 480,000   Sumitomo Bank Limited                      3,426,872
 320,000   Tokai Bank Limited                         1,194,419
  40,000   Yamaguchi Bank Limited                       409,944
 200,000   Yasuda Trust & Banking*                      127,488
                                                   ------------
                                                     20,969,474
                                                   ------------
           BEVERAGES & TOBACCO              1.43%
  80,000   Asahi Breweries Limited                      944,543
 200,000   Kirin Brewery Company Limited              1,671,506
  80,000   Sapporo Breweries Limited                    246,476
                                                   ------------
                                                      2,862,525
                                                   ------------
           BUILDING MATERIALS &
             COMPONENTS                     1.10%
 200,000   Chichibu Onoda Cement
             Corporation                                371,131
  80,000   Inax Corporation                             300,305
  80,000   Sekisui Chemical Company
             Limited                                    367,731
  40,000   Sumitomo Forestry Company
             Limited                                    189,815
  40,000   Tostem Corporation                           541,115
  80,000   Toto Limited                                 430,625
                                                   ------------
                                                      2,200,722
                                                   ------------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
--------   --------                                    -----
           BUSINESS & PUBLIC SERVICES       2.02%
 120,000   Dai Nippon Printing Company
             Limited                               $  1,675,189
  80,000   Kamigumi Company Limited                     298,605
  40,000   Kokuyo Company Limited                       586,444
  40,000   Mitsubishi Logistics Corporation             299,171
 120,000   Toppan Printing Company Limited            1,189,886
                                                   ------------
                                                      4,049,295
                                                   ------------
           CHEMICALS                        2.95%
 240,000   Asahi Chemical Industry Company
             Limited                                    715,631
 160,000   Dainippon Ink & Chemicals
             Incorporated                               387,563
  80,000   Kuraray Company Limited                      700,333
 400,000   Mitsubishi Chemical Corporation              733,763
 120,000   Mitsubishi Rayon Company Limited             299,171
  40,000   Shin-Etsu Chemical Company
             Limited                                    565,196
 200,000   Showa Denko K.K.                             168,567
 280,000   Sumitomo Chemical Company
             Limited                                    783,342
 160,000   Teijin Limited                               396,629
 240,000   Toray Industries Incorporated              1,014,803
 120,000   Tosoh Corporation                            166,584
                                                   ------------
                                                      5,931,582
                                                   ------------
           CONSTRUCTION & HOUSING           2.34%
  80,000   Daiwa House Industry Company
             Limited                                    640,272
 280,000   Kajima Corporation                           674,269
  40,000   Kandenko Company Limited                     209,647
  40,000   Kinden Corporation                           467,455
 280,000   Kumagai Gumi Company Limited*                166,584
  80,000   Nishimatsu Construction Company
             Limited                                    368,298
 120,000   Obayashi Corporation                         416,460
 120,000   Sekisui House Limited                        908,563
 200,000   Shimizu Corporation                          524,116
 200,000   Taisei Corporation                           327,219
                                                   ------------
                                                      4,702,883
                                                   ------------
           DATA PROCESSING & REPRODUCTION   3.03%
 160,000   Canon Incorporated                         3,246,689
 280,000   Fujitsu Limited                            2,835,895
                                                   ------------
                                                      6,082,584
                                                   ------------
           ELECTRICAL & ELECTRONICS         3.07%
 560,000   Hitachi Limited                            2,804,165
  40,000   Makita Corportion                            465,189
 360,000   Mitsubishi Electric Corporation              685,884
 240,000   NEC Corporation                            1,769,530
  40,000   Omron Corporation                            436,292
                                                   ------------
                                                      6,161,060
                                                   ------------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                    3.41%
  40,000   Fanuc Limited                              1,289,043
  40,000   Kyocera Corporation                        1,815,993
  40,000   Murata Manufacturing Company
             Limited                                  1,320,207
  80,000   Nikon Corporation                            454,423
  80,000   Olympus Optical Company Limited              861,251
  40,000   Tokyo Electron Limited                       920,745
  40,000   Yokogawa Electric Corporation                185,566
                                                   ------------
                                                      6,847,228
                                                   ------------

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

JAPAN WEBS INDEX SERIES (CONTINUED)
----------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
--------   --------                                    -----
           ENERGY SOURCES                   0.56%
 120,000   Cosmo Oil Company Limited                 $  152,985
 200,000   Japan Energy Corporation                     202,564
 120,000   Mitsubishi Oil Company Limited*              139,387
 240,000   Nippon Oil Company Limited                   623,840
                                                   ------------
                                                      1,118,776
                                                   ------------
           FINANCIAL SERVICES               3.32%
  40,000   Acom Company Limited                       1,983,143
  40,000   Credit Saison Company Limited                784,758
 240,000   Daiwa Securities Company Limited             793,824
 320,000   Nomura Securities Company Limited          3,105,036
                                                   ------------
                                                      6,666,761
                                                   ------------
           FOOD & HOUSEHOLD PRODUCTS        1.85%
 120,000   Ajinomoto Company Incorporated               883,915
  80,000   Kao Corporation                            1,232,382
  80,000   Meiji Seika Incorporated                     217,579
  40,000   Nippon Meat Packers Incorporated             436,858
  40,000   Nissin Food Products Company
             Limited                                    600,609
  40,000   Yamazaki Baking Company Limited              348,467
                                                   ------------
                                                      3,719,810
                                                   ------------
           FOREST PRODUCTS & PAPER          0.61%
 160,000   Nippon Paper Industries Company              519,017
 200,000   Oji Paper Company Limited                    706,849
                                                   ------------
                                                      1,225,866
                                                   ------------
           HEALTH & PERSONAL CARE           5.01%
  40,000   Daiichi Pharmaceutical                       495,786
  40,000   Eisai Company Limited                        475,954
  80,000   Kyowa Hakko Kogyo Company
             Limited                                    287,839
  80,000   Sankyo Company Limited                     1,739,500
  80,000   Shionogi & Company Limited                   435,725
  80,000   Shiseido Company Limited                     764,360
  40,000   Taisho Pharmaceutical Company
             Limited                                    814,505
 160,000   Takeda Chemical Industries                 4,181,599
  40,000   Yamanouchi Pharmaceutical
             Company Limited                            866,917
                                                   ------------
                                                     10,062,185
                                                   ------------
           INDUSTRIAL COMPONENTS            4.79%
 120,000   Bridgestone Corporation                    2,643,247
 160,000   Denso Corporation                          2,396,770
  80,000   Fujikura Limited                             274,807
 120,000   Furukawa Electric Company Limited            329,768
  80,000   Minebea Company Limited                      811,389
  80,000   NGK Insulators Limited                       705,432
  40,000   NGK Spark Plug Company Limited               345,634
 120,000   NSK Limited                                  435,158
 120,000   NTN Corporation                              332,318
 160,000   Sumitomo Electric Industries               1,342,871
                                                   ------------
                                                      9,617,394
                                                   ------------
           INSURANCE                        2.42%
 160,000   Mitsui Marine & Fire Insurance
             Company Limited                            636,872
  80,000   Nichido Marine & Fire Insurance              389,829
 120,000   Nippon Fire & Marine Insurance               403,711
 160,000   Sumitomo Marine & Fire Insurance             804,590
 320,000   Tokio Marine & Fire Insurance
             Company                                  2,633,614
                                                   ------------
                                                      4,868,616
                                                   ------------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
---------  --------                                    -----
           LEISURE & TOURISM                0.09%
   40,000  Tokyo Dome Corporation                  $    175,083
                                                   ------------
           MACHINERY & ENGINEERING          3.40%
   80,000  Amada Company Limited                        395,495
   80,000  Daikin Industries Limited                    481,621
   40,000  Ebara Corporation                            306,254
  200,000  Hitachi Zosen Corporation                    247,893
  240,000  Kawasaki Heavy Industries Limited            455,556
  200,000  Komatsu Limited                              882,499
  280,000  Kubota Corporation                           535,449
   40,000  Kurita Water Industries Limited              422,126
  560,000  Mitsubishi Heavy Industries Limited        2,038,671
  240,000  Mitsui Engineering & Shipbuilding
             Company Limited*                           175,083
  160,000  Sumitomo Heavy Industries Limited            254,976
   40,000  Toyoda Automatic Loom Works
             Limited                                    637,439
                                                   ------------
                                                      6,833,062
                                                   ------------
           MERCHANDISING                    3.84%
  120,000  Daiei, Incorporated                          317,870
   40,000  Hankyu Department Stores                     209,647
   40,000  Isetan Company Limited                       321,269
   80,000  Ito Yokado Company Limited                 3,722,643
   40,000  Jusco Company Limited                        647,355
   80,000  Marui Company Limited                      1,127,559
   80,000  Mitsukoshi Limited                           179,049
   40,000  Mycal Corporation                            249,026
   40,000  Seiyu Limited*                               100,007
   40,000  Takashimaya Company Limited                  273,390
   40,000  Uny Company Limited                          565,762
                                                   ------------
                                                      7,713,577
                                                   ------------
           METALS - NON FERROUS             0.37%
  200,000  Mitsubishi Materials Corporation             339,967
  160,000  Nippon Light Metal Company
             Limited                                    141,653
   80,000  Sumitomo Metal Mining Company                252,709
                                                   ------------
                                                        734,329
                                                   ------------
           METALS - STEEL                   1.77%
  360,000  Kawasaki Steel Corporation                   550,747
1,040,000  Nippon Steel Corporation                   1,701,537
  560,000  NKK Corporation                              468,022
  520,000  Sumitomo Metal Industries                    659,253
   40,000  Tokyo Steel Manufacturing
             Company Limited                            167,717
                                                   ------------
                                                      3,547,276
                                                   ------------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    1.09%
  200,000  Asahi Glass Company Limited                  957,575
   40,000  Nitto Denko Corporation                      537,432
   40,000  Toyo Seikan Kaisha Limited                   502,585
  160,000  Ube Industries Limited                       189,249
                                                   ------------
                                                      2,186,841
                                                   ------------
           REAL ESTATE                      1.27%
  240,000  Mitsubishi Estate Company Limited          1,767,831
  120,000  Mitsui Fudosan Company Limited               773,426
                                                   ------------
                                                      2,541,257
                                                   ------------

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

JAPAN WEBS INDEX SERIES (CONCLUDED)
---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
---------  --------                                    -----
           RECREATION - OTHER CONSUMER
             GOODS                          2.61%
  80,000   Casio Computer Company Limited          $    560,946
  80,000   Citizen Watch Company                        569,445
  80,000   Fuji Photo Film Company                    2,578,086
  80,000   Konica Corporation                           308,804
  40,000   Shimano Incorporated                         900,914
  40,000   Yamaha Corporation                           317,586
                                                   ------------
                                                      5,235,781
                                                   ------------
           TELECOMMUNICATIONS               7.70%
   2,040   Nippon Telegraph & Telephone
             Corporation                             15,460,018
                                                   ------------
           TEXTILES & APPAREL               0.20%
  40,000   Nisshinbo Industries Incorporated            125,221
 280,000   Toyobo Limited                               287,556
                                                   ------------
                                                        412,777
                                                   ------------
           TRANSPORTATION - AIRLINES        0.40%
 320,000   Japan Airlines Company Limited*              815,922
                                                   ------------
           TRANSPORTATION - ROAD & RAIL     4.43%
     640   East Japan Railway Company                 3,068,773
 200,000   Hankyu Corporation                           722,431
  80,000   Keihin Electric Express Railway
             Company Limited                            198,881
 240,000   Kinki Nippon Railway Company
             Limited                                  1,026,702
 160,000   Nagoya Railroad Company Limited              452,157
 120,000   Nankai Electric Railway Company              477,654
 160,000   Nippon Express Company Limited               732,063
 120,000   Odakyu Electric Railway Company              322,969
  40,000   Seino Transportation Company                 201,147
 160,000   Tobu Railway Company Limited                 369,431
 200,000   Tokyu Corporation                            464,622
  80,000   Yamato Transport Company Limited             866,917
                                                   ------------
                                                      8,903,747
                                                   ------------
           TRANSPORTATION - SHIPPING        0.51%
 240,000   Mitsui O.S.K. Lines Limited                  334,868
 240,000   Nippon Yusen Kabushiki Kaisha                693,534
                                                   ------------
                                                      1,028,402
                                                   ------------

---------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
---------  --------                                    -----
           UTILITIES - ELECTRICAL & GAS     5.16%
 160,000   Kansai Electric Power Company
             Incorporated                          $  2,634,749
 440,000   Osaka Gas Company Limited                  1,115,660
  80,000   Tohoku Electric Power Company
             Incorporated                             1,153,056
 240,000   Tokyo Electric Power Company               4,462,072
 480,000   Tokyo Gas Company Limited                    992,705
                                                   ------------
                                                     10,358,242
                                                   ------------
           WHOLESALE & INTERNATIONAL TRADE  2.23%
 240,000   Itochu Corporation                           411,361
 240,000   Marubeni Corporation                         396,062
 240,000   Mitsubishi Corporation                     1,296,976
 320,000   Mitsui & Company                           1,720,235
 160,000   Sumitomo Corporation                         658,404
                                                   ------------
                                                      4,483,038
                                                   ------------
           TOTAL COMMON STOCK - BASKET
             (Cost $283,937,972)                    200,787,874
                                                   ------------
           COMMON STOCK - NON-BASKET        0.01%
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                    0.01%
     352   Tokyo Electron Limited                         8,102
                                                   ------------
           FINANCIAL SERVICES               0.00%
     400   Credit Saison Company Limited                  7,848
                                                   ------------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $19,139)                              15,950
                                                   ------------
           TOTAL INVESTMENTS
             (COST $283,957,111)(DAGGER)  100.00%  $200,803,824
                                          =======  ============
----------------------
        *  Non-income producing security.
 (DAGGER)  Aggregate cost for Federal income tax purposes is  $286,211,254.  The
           aggregate  gross  unrealized  appreciation   (depreciation)  for  all
           securities is as follows:
                Excess of value over tax cost                      $  1,197,683
                Excess of tax cost over value                       (86,605,113)
                                                                   ------------
                                                                   $(85,407,430)
                                                                   ============

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

MALAYSIA (FREE) WEBS INDEX SERIES
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET           93.24%
           AUTOMOBILES                      2.89%
  454,000  Edaran Otomobil Nasional BHD            $   390,510
  908,000  Perusahaan Otomobil Nasional BHD            438,239
1,589,000  Tan Chong Motor Holdings BHD                203,119
                                                   -----------
                                                     1,031,868
                                                   -----------
           BANKING                          3.42%
1,135,000  Commerce Asset Holdings BHD                 273,899
2,270,000  Public Bank BHD (Foreign)                   452,883
2,270,000  RHB Capital BHD                             493,561
                                                   -----------
                                                     1,220,343
                                                   -----------
           BEVERAGES & TOBACCO             10.56%
1,135,000  Guinness Anchor BHD                         675,256
  681,000  Rothmans of Pall Mall BHD                 3,091,535
                                                   -----------
                                                     3,766,791
                                                   -----------
           BROADCASTING & PUBLISHING        0.37%
  454,000  New Straits Times Press BHD                 130,170
                                                   -----------
           BUILDING MATERIALS & COMPONENTS  2.76%
  681,000  Hume Industries (Malaysia) BHD              361,221
1,135,000  Malayan Cement BHD                          317,289
2,043,000  Pan Malaysia Cement Works BHD               307,526
                                                   -----------
                                                       986,036
                                                   -----------
           CONSTRUCTION & HOUSING           1.20%
  227,000  Ekran BHD*                                   20,068
  681,000  YTL Corporation BHD                         406,781
                                                   -----------
                                                       426,849
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                    1.78%
  681,000  Malaysian Pacific Industries BHD            634,578
                                                   -----------
           ENERGY SOURCES                   1.62%
  681,000  Shell Refining Company BHD                  579,256
                                                   -----------
           FINANCIAL SERVICES               2.58%
  908,000  AMMB Holdings BHD                           314,577
1,589,000  Idris Hydraulic (Malaysia) BHD*             117,695
2,043,000  MBF Capital BHD                             178,170
  908,000  Rashid Hussain BHD                          308,069
                                                   -----------
                                                       918,511
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS        5.54%
  454,000  Nestle (Malaysia) BHD                     1,410,174
  681,000  Perlis Plantations BHD                      566,239
                                                   -----------
                                                     1,976,413
                                                   -----------
           INDUSTRIAL COMPONENTS            0.25%
  908,000  Leader Universal Holdings BHD                90,034
                                                   -----------
           LEISURE & TOURISM                6.02%
2,951,000  Magnum Corporation BHD                      578,171
2,043,000  Resorts World BHD                         1,571,801
                                                   -----------
                                                     2,149,972
                                                   -----------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           MACHINERY & ENGINEERING          0.61%
  908,000  UMW Holdings BHD                        $   219,119
                                                   -----------
           METALS - STEEL                   0.49%
2,951,000  Amsteel Corporation BHD*                    176,272
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    9.74%
2,270,000  Golden Hope Plantations BHD               1,301,699
1,589,000  Highlands & Lowlands BHD                    725,155
  454,000  Kian Joo Can Factory BHD                    322,170
1,135,000  Kuala Lumpur Kepong BHD                   1,128,139
                                                   -----------
                                                     3,477,163
                                                   -----------
           MULTI-INDUSTRY                   7.06%
3,405,000  Berjaya Group BHD                           219,662
  908,000  Land & General BHD                           58,576
1,816,000  Malaysia Mining Corporation BHD             260,340
1,589,000  Multi-Purpose Holdings BHD*                 174,645
3,859,000  Sime Darby BHD                            1,567,462
1,135,000  United Engineers (Malaysia) BHD*            238,645
                                                   -----------
                                                     2,519,330
                                                   -----------
           REAL ESTATE                      0.86%
2,043,000  Hong Leong Properties BHD                   153,763
1,135,000  Malaysian Resources Corporation
             BHD                                       151,865
                                                   -----------
                                                       305,628
                                                   -----------
           TELECOMMUNICATIONS              20.50%
2,043,000  Technology Resources Industries
             BHD                                       288,001
5,448,000  Telekom Malaysia BHD                      7,029,174
                                                   -----------
                                                     7,317,175
                                                   -----------
           TRANSPORTATION - AIRLINES        1.40%
1,362,000  Malaysian Airline System BHD                501,154
                                                   -----------
           TRANSPORTATION - SHIPPING        5.64%
2,043,000  Malaysia International Shipping
             BHD (Foreign)                           2,011,125
                                                   -----------
           UTILITIES - ELECTRICAL & GAS     7.95%
5,448,000  Tenaga Nasional BHD                       2,837,703
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $84,512,314)                     33,275,490
                                                   -----------
           COMMON STOCK - NON-BASKET        6.76%
           BANKING                          6.49%
  109,000  Commerce Asset Holdings BHD                  26,304
  963,400  Malayan Banking BHD                         679,051
2,386,600  Malayan Banking BHD - A Shares            1,568,143
   60,399  Public Bank BHD (Foreign)                    12,050
  132,000  RHB Capital BHD                              28,701
                                                   -----------
                                                     2,314,249
                                                   -----------
           CONSTRUCTION & HOUSING           0.03%
   62,000  Ekran BHD                                     5,481
    6,000  YTL Corporation BHD                           3,584
                                                   -----------
                                                         9,065
                                                   -----------

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

MALAYSIA (FREE) WEBS INDEX SERIES  (CONCLUDED)
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           ELECTRICAL & ELECTRONICS         0.15%
  800,000  Time Engineering BHD*                   $    54,476
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS        0.01%
    5,250  Perlis Plantations BHD                        4,365
                                                   -----------
           METALS - STEEL                   0.02%
   35,944  Silverstone BHD*,**                           8,588
                                                   -----------
           MULTI-INDUSTRY                   0.00%
    1,600  Malaysia Mining Corporation BHD                 229
                                                   -----------
           REAL ESTATE                      0.06%
  156,666  Malaysian Resources Corporation
             BHD                                        20,962
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $4,984,857)                       2,411,934
                                                   -----------
           TOTAL INVESTMENTS
             (COST $89,497,171)(DAGGER)   100.00%  $35,687,424
                                          =======  ===========
------------------------
        *  Non-income producing security.
       **  Fair valued security.
 (DAGGER)  Aggregate cost for Federal income tax purposes is  $90,467,650.  The
           aggregate   gross  unrealized  appreciation  (depreciation)  for  all
           securities is as follows:
                Excess of value over tax cost                      $      8,588
                Excess of tax cost over value                       (54,788,814)
                                                                   ------------
                                                                   $(54,780,226)
                                                                   ============

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

MEXICO (FREE) WEBS INDEX SERIES
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
--------   --------                                    -----
           COMMON STOCK - BASKET          100.00%
           BANKING                          2.27%
 108,000   Grupo Financiero Banamex
             Accival SA de CV - Series B*           $   90,125
  45,000   Grupo Financiero Banamex
             Accival SA de CV - Series L*               32,111
 405,000   Grupo Financiero Bancomer SA
             de CV - Series B                           49,772
                                                    ----------
                                                       172,008
                                                    ----------
           BEVERAGES & TOBACCO             22.54%
  72,000   Empresas La Moderna
             SA de CV - Series A                       427,433
 162,000   Fomento Economico Mexicana -
             Series UBD                                269,732
  54,000   Grupo Continental SA                        120,416
 126,000   Grupo Modelo SA de CV -
             Series C                                  889,118
                                                    ----------
                                                     1,706,699
                                                    ----------
           BROADCASTING & PUBLISHING        3.01%
  27,000   Grupo Televisa SA - Series CPO*             227,453
                                                    ----------
           BUILDING MATERIALS &
             COMPONENTS                     8.53%
  45,000   Apasco SA de CV                             136,026
 108,000   Cemex SA de CV - Series A                   236,551
  90,000   Cemex SA de CV - Series B                   218,533
  27,000   Cemex SA de CV - Series CPO                  54,856
                                                    ----------
                                                       645,966
                                                    ----------
           CHEMICALS                        0.36%
  27,000   Cydsa SA - Series A                          27,562
                                                    ----------
           CONSTRUCTION & HOUSING           1.87%
  18,000   Corporacion GEO SA - Series B*               45,490
 108,000   Empresas ICA Sociedad
             Controladora SA de CV*                     96,333
                                                    ----------
                                                       141,823
                                                    ----------
           ENERGY EQUIPMENT & SERVICES      0.55%
   9,000   Tubos de Acero de Mexico SA                  41,923
                                                    ----------
           FINANCIAL SERVICES               0.39%
 333,000   Grupo Financiero Probursa
             SA de CV - Series B*                       29,373
                                                    ----------
           FOOD & HOUSEHOLD PRODUCTS        5.22%
 216,000   Grupo Industrial Bimbo
             SA de CV - Series A                       336,095
 144,000   Grupo Industrial Maseca
             SA de CV - Series B                        59,227
                                                    ----------
                                                       395,322
                                                    ----------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                    VALUE
--------   --------                                    -----
           HEALTH & PERSONAL CARE           4.64%
 162,000   Kimberly-Clark de Mexico
             SA de CV -Series A                     $  351,616
                                                    ----------
           MACHINERY & ENGINEERING          0.22%
  45,000   Consorcio Grupo Dina SA*                     16,412
                                                    ----------
           MERCHANDISING                   10.75%
 558,000   Cifra SA de CV - Series V*                  597,265
 162,000   Controladora Comercial Mexicana
             SA de CV - Series UBC                      86,700
 315,000   Grupo Elektra S.A. de C.V. -
             Series CPO                                129,871
                                                    ----------
                                                       813,836
                                                    ----------
           METALS - NON FERROUS             4.29%
  99,000   Grupo Mexico SA - Series B                  175,629
  63,000   Industrias Penoles SA - Series CP           149,227
                                                    ----------
                                                       324,856
                                                    ----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    1.38%
  72,000   Empaques Ponderosa
             SA de CV - Series B*                       37,106
  54,000   Vitro SA - Series A                          67,005
                                                    ----------
                                                       104,111
                                                    ----------
           MULTI-INDUSTRY                  11.36%
 135,000   Alfa SA de CV - Series A                    301,041
  72,000   Desc SA de CV - Series B                    253,320
 126,000   Grupo Carso SA de CV - Series A1            305,947
                                                    ----------
                                                       860,308
                                                    ----------
           TELECOMMUNICATIONS              22.62%
 207,000   Telefonos de Mexico SA -
             Series A                                  386,509
 756,000   Telefonos de Mexico SA -
             Series L                                1,326,184
                                                    ----------
                                                     1,712,693
                                                    ----------
           TOTAL COMMON STOCK - BASKET
             (Cost $12,501,984)                      7,571,961
                                                    ----------
           TOTAL INVESTMENTS
             (COST $12,501,984)(DAGGER)   100.00%   $7,571,961
                                          =======   ==========
-----------------------
        *  Non-income producing security.
 (DAGGER)  Aggregate  cost for Federal  income tax purposes is  $12,501,984. The
           aggregate  gross  unrealized  appreciation   (depreciation)  for  all
           securities is as follows:
                Excess of value over tax cost                       $    80,143
                Excess of tax cost over value                        (5,010,166)
                                                                    -----------
                                                                    $(4,930,023)
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

NETHERLANDS WEBS INDEX SERIES
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET          100.00%
           APPLIANCES & HOUSEHOLD
             DURABLES                       3.95%
  14,250   Royal Philips Electronics NV            $   929,426
                                                   -----------
           BANKING                          4.57%
  47,500   ABN Amro Holding NV                       1,074,067
                                                   -----------
           BEVERAGES & TOBACCO              3.90%
  20,900   Heineken NV                                 917,873
                                                   -----------
           BROADCASTING & PUBLISHING        7.21%
  54,948   Elsevier NV                                 676,461
   6,175   Wolters Kluwer NV                         1,019,600
                                                   -----------
                                                     1,696,061
                                                   -----------
           BUSINESS & PUBLIC SERVICES       5.10%
   9,443   Getronics NV                                481,616
  34,200   TNT Post Group NV*                          718,336
                                                   -----------
                                                     1,199,952
                                                   -----------
           CHEMICALS                        3.78%
  21,660   Akzo Nobel NV                               889,213
                                                   -----------
           CONSTRUCTION & HOUSING           2.09%
  11,970   Hollandsche Beton Groep NV                  194,277
   6,213   IHC Caland NV                               297,834
                                                   -----------
                                                       492,111
                                                   -----------
           DATA PROCESSING & REPRODUCTION   1.75%
  11,780   Oce NV                                      411,983
                                                   -----------
           ENERGY EQUIPMENT & SERVICES      0.93%
   7,410   Koninklijke Pakhoed NV                      218,193
                                                   -----------
           ENERGY SOURCES                  23.27%
 123,500   Royal Dutch/Shell Group                   5,473,444
                                                   -----------
           FINANCIAL SERVICES              12.37%
  49,400   Ing Groep NV                              2,909,241
                                                   -----------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           FOOD & HOUSEHOLD PRODUCTS       10.60%
  36,100   Unilever NV - CVA                       $ 2,492,407
                                                   -----------
           FOREST PRODUCTS & PAPER          1.02%
  10,640   Buhrmann NV                                 240,591
                                                   -----------
           INSURANCE                        5.06%
  13,300   ASR Verzekeringsgroep NV                  1,189,588
                                                   -----------
           MACHINERY & ENGINEERING          0.88%
   7,391   Stork NV                                    207,978
                                                   -----------
           MERCHANDISING                    4.51%
  36,100   Koninklijke Ahold NV                      1,061,178
                                                   -----------
           METALS - STEEL                   0.91%
   5,700   Koninklijke Hoogovens NV                    213,954
                                                   -----------
           TELECOMMUNICATIONS               5.11%
  26,600   Koninklijke KPN NV                        1,201,618
                                                   -----------
           TRANSPORTATION - AIRLINES        2.48%
  17,100   KLM - Konin Luchvaart Mij NV                584,292
                                                   -----------
           TRANSPORTATION - ROAD & RAIL     0.51%
   7,600   Koninklijke Nedlloyd NV                     120,295
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $22,438,583)                     23,523,465
                                                   -----------
           TOTAL INVESTMENTS
             (COST $22,438,583)           100.00%  $23,523,465
                                          =======  ===========
------------------------
        *  Non-income producing security.
 (DAGGER)  Aggregate  cost for Federal  income tax purposes is  $22,441,050. The
           aggregate  gross  unrealized   appreciation  (depreciation)  for  all
           securities is as follows:
                  Excess of value over tax cost                     $ 2,102,578
                  Excess of tax cost over value                      (1,020,163)
                                                                    -----------
                                                                    $ 1,082,415
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

SINGAPORE (FREE) WEBS INDEX SERIES
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET           99.77%
           BANKING                         21.24%
  572,000  Development Bank of Singapore
             Limited (Foreign)                     $ 1,980,743
1,573,000  Oversea-Chinese Banking
             Corporation Limited                     4,056,498
  572,000  Overseas Union Bank Limited                 756,869
1,287,000  United Overseas Bank Limited
             (Foreign)                               3,043,581
                                                   -----------
                                                     9,837,691
                                                   -----------
           BEVERAGES & TOBACCO              2.46%
  715,000  Fraser & Neave Limited                    1,139,330
                                                   -----------
           BROADCASTING & PUBLISHING        4.35%
  286,000  Singapore Press Holdings Limited
             (Foreign)                               2,012,950
                                                   -----------
           BUSINESS & PUBLIC SERVICES       1.26%
  572,000  Parkway Holdings Limited                    544,302
  143,000  Sembawang Marine and Logistics
             Limited                                    39,051
                                                   -----------
                                                       583,353
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                    3.01%
  143,000  Creative Technology Limited*              1,392,962
                                                   -----------
           ENERGY EQUIPMENT & SERVICES      0.96%
2,431,000  Chuan Hup Holdings Limited**                444,862
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS        0.76%
  429,000  Prima Limited**                             350,253
                                                   -----------
           LEISURE & TOURISM                1.57%
  143,000  Hotel Properties Limited                     25,363
  858,000  Shangri-La Hotel Limited                    700,507
                                                   -----------
                                                       725,870
                                                   -----------
           MACHINERY & ENGINEERING          0.37%
  143,000  Sembawang Corporation Limited               172,309
                                                   -----------
           MERCHANDISING                    0.70%
  143,000  Robinson & Company Limited                  322,072
                                                   -----------
           METALS - NON FERROUS             2.36%
2,860,000  Straits Trading Company Limited           1,095,045
                                                   -----------
           METALS - STEEL                   0.38%
  286,000  Natsteel Limited                            177,140
                                                   -----------
           MULTI-INDUSTRY                   6.27%
  572,000  Haw Par Corporation Limited                 383,266
2,002,000  Keppel Corporation Limited                1,634,516
2,717,000  Lum Chang Holdings Limited**                198,879
1,001,000  Singapore Technologies Industrial
             Corporation                               687,624
                                                   -----------
                                                     2,904,285
                                                   -----------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           REAL ESTATE                     12.18%
1,144,000  City Developments Limited               $ 2,009,730
2,002,000  DBS Land Limited                          1,138,525
  143,000  First Capital Corporation Limited            26,168
5,291,000  United Industrial Corporation
             Limited                                 1,206,562
4,004,000  United Overseas Land Limited              1,262,522
                                                   -----------
                                                     5,643,507
                                                   -----------
           TELECOMMUNICATIONS              24.76%
7,865,000  Singapore Telecommunications
             Limited                                11,469,792
                                                   -----------
           TRANSPORTATION - AIRLINES       13.21%
1,430,000  Singapore Airlines Limited
             (Foreign)                               6,119,369
                                                   -----------
           TRANSPORTATION - ROAD & RAIL     1.67%
5,291,000  Comfort Group Limited                       774,583
                                                   -----------
           TRANSPORTATION - SHIPPING        2.26%
3,718,000  Hai Sun Hup Group Limited**                 418,694
3,146,000  Neptune Orient Lines Limited*               628,846
                                                   -----------
                                                     1,047,540
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $76,194,502)                     46,212,913
                                                   -----------
           COMMON STOCK - NON-BASKET        0.23%
           FOOD & HOUSEHOLD PRODUCTS        0.04%
   24,000  Prima Limited**                              19,595
                                                   -----------
           MERCHANDISING                    0.16%
   34,000  Robinson & Company Limited                   76,577
                                                   -----------
           MULTI-INDUSTRY                   0.02%
   96,000  Lum Chang Holdings Limited**                  7,027
                                                   -----------
           TRANSPORTATION - SHIPPING        0.01%
   38,000  Hai Sun Hup Group Limited**                   4,279
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $150,592)                           107,478
                                                   -----------
           TOTAL INVESTMENTS
             (COST $76,345,094)(DAGGER)   100.00%  $46,320,391
                                          =======  ===========
----------------------
        *  Non-income producing security.
       **  Non index security.
 (DAGGER)  Aggregate  cost for Federal income tax purposes is  $81,113,651.  The
           aggregate   gross  unrealized  appreciation  (depreciation)  for  all
           securities is as follows:
                Excess of value over tax cost                      $         --
                Excess of tax cost over value                       (34,793,260)
                                                                   ------------
                                                                   $(34,793,260)
                                                                   ============

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

SPAIN WEBS INDEX SERIES
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
--------   --------                                   -----
           COMMON STOCK - BASKET          100.00%
           BANKING                         28.09%
  57,400   Argentaria Corporacion Bancaria         $ 1,099,977
 229,572   Banco Bibao Vizcaya SA                    3,035,105
 116,200   Banco Central Hispanoamericano
             SA                                      1,090,115
 105,672   Banco Santander SA                        1,975,639
                                                   -----------
                                                     7,200,836
                                                   -----------
           BEVERAGES & TOBACCO              4.36%
  15,596   El Aguila SA*                               133,815
  49,000   Tabacalera SA                               984,810
                                                   -----------
                                                     1,118,625
                                                   -----------
           BUSINESS & PUBLIC SERVICES       6.49%
  70,000   Autopistas Concesionaria
             Espanola SA                               974,527
  11,872   Prosegur Cia de Seguridad SA                147,444
  11,760   Sociedade General de Aguas de
             Barcelona SA                              541,024
                                                   -----------
                                                     1,662,995
                                                   -----------
           CHEMICALS                        0.42%
  93,562   Ercros SA*                                  108,077
                                                   -----------
           CONSTRUCTION & HOUSING           3.29%
  11,858   Dragados y Construcciones SA                287,018
  12,600   Fomento de Construcciones y
             Contratas SA                              556,953
                                                   -----------
                                                       843,971
                                                   -----------
           ENERGY SOURCES                   4.43%
  25,200   Repsol SA                                 1,135,779
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS        2.07%
  18,046   Azucarera Ebro Agricolas SA                 530,180
                                                   -----------
           FOREST PRODUCTS & PAPER          0.83%
   5,600   Empresa Nacional de Celulosas
             SA                                         86,936
  33,936   Sarrio SA*                                  124,627
                                                   -----------
                                                       211,563
                                                   -----------
           INSURANCE                        1.49%
  15,568   Corporacion Mapfre                          382,534
                                                   -----------
           MACHINERY & ENGINEERING          2.23%
  22,204   Zardoya Otis                                570,797
                                                   -----------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
--------   --------                                   -----
           METALS - STEEL                   0.93%
  12,250   Acerinox SA                             $   238,432
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    0.70%
   4,900   Viscofan Industria Navarra De
             Envolturas Celulosicas SA                 178,640
                                                   -----------
           MULTI-INDUSTRY                   1.36%
   3,038   Corporacion Financiera Alba SA              348,904
                                                   -----------
           REAL ESTATE                      4.70%
  17,066   Inmobiliaria Urbis SA                       189,730
  22,890   Metrovacesa SA                              565,506
  45,864   Vallehermoso SA                             450,172
                                                   -----------
                                                     1,205,408
                                                   -----------
           TELECOMMUNICATIONS              17.34%
 116,200   Telefonica SA                             4,445,805
                                                   -----------
           UTILITIES - ELECTRICAL & GAS    21.27%
  98,000   Endesa SA                                 1,861,650
  18,200   Gas Natural SDG SA                        1,068,193
  89,600   Iberdrola SA                              1,319,187
 102,200   Union Electrica Fenosa SA                 1,204,440
                                                   -----------
                                                     5,453,470
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $25,096,569)                     25,636,016
                                                   -----------
           COMMON STOCK - NON-BASKET        0.00%
           BANKING                          0.00%
 103,600   Banco Santander SA Rights
             (Expiration date September 30, 1998)          692
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $20,193)                                692
                                                   -----------
           TOTAL INVESTMENTS
             (COST $25,116,762)(DAGGER)   100.00%  $25,636,708
                                          =======  ===========
------------------------
        *  Non-income producing security.
 (DAGGER)  Aggregate  cost for Federal income tax purposes is  $25,123,264.  The
           aggregate  gross   unrealized  appreciation  (depreciation)  for  all
           securities is as follows:
           Excess of value over tax cost                             $1,324,442
           Excess of tax cost over value                               (810,998)
                                                                     ----------
                                                                     $  513,444
                                                                     ==========

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

SWEDEN WEBS INDEX SERIES
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET          100.00%
           APPLIANCES & HOUSEHOLD
             DURABLES                       3.89%
  35,000   Electrolux AB Series B                  $   558,214
                                                   -----------
           AUTOMOBILES                      4.74%
  12,000   Volvo AB-A                                  320,463
  13,000   Volvo AB-B                                  358,419
                                                   -----------
                                                       678,882
                                                   -----------
           BANKING                         12.36%
  27,000   Foreningsbanken AB                          610,882
  43,000   Skandinaviska Enskilda Banken-A             539,607
  16,000   Svenska Handelsbanken-A                     621,144
                                                   -----------
                                                     1,771,633
                                                   -----------
           BEVERAGES & TOBACCO              1.96%
  90,000   Swedish Match AB                            281,518
                                                   -----------
           BUSINESS & PUBLIC SERVICES       4.06%
   7,000   Esselte AB-A                                116,835
   6,000   Esselte AB-B                                106,821
   7,000   Securitas AB-B                              358,295
                                                   -----------
                                                       581,951
                                                   -----------
           CHEMICALS                        2.50%
  14,000   AGA AB-A                                    194,726
  12,000   AGA AB-B                                    163,941
                                                   -----------
                                                       358,667
                                                   -----------
           CONSTRUCTION & HOUSING           3.10%
  11,000   Skanska AB-B                                444,716
                                                   -----------
           ELECTRICAL & ELECTRONICS        28.00%
  48,000   ABB AB - A                                  534,105
  20,000   ABB AB - B                                  217,598
 140,000   Ericsson LM-B                             3,262,738
                                                   -----------
                                                     4,014,441
                                                   -----------
           FINANCIAL SERVICES               1.08%
   9,000   Om Gruppen AB                               154,668
                                                   -----------
           FOREST PRODUCTS & PAPER          5.25%
  23,000   Stora Kopparbergs-A                         278,674
   4,000   Stora Kopparbergs-B                          48,465
  20,000   Svenska Cellulosa AB-B                      425,306
                                                   -----------
                                                       752,445
                                                   -----------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           HEALTH & PERSONAL CARE          13.71%
  98,000   Astra AB-A                              $ 1,641,754
  20,000   Astra AB-B                                  323,925
                                                   -----------
                                                     1,965,679
                                                   -----------
           INDUSTRIAL COMPONENTS            2.15%
  10,000   SKF AB-A                                    154,544
  10,000   SKF AB-B                                    153,308
                                                   -----------
                                                       307,852
                                                   -----------
           INSURANCE                        4.89%
  50,000   Skandia Forsakring AB                       701,631
                                                   -----------
           MACHINERY & ENGINEERING          2.89%
  13,000   Atlas Copco AB-A                            255,554
   8,000   Atlas Copco AB-B                            158,253
                                                   -----------
                                                       413,807
                                                   -----------
           MERCHANDISING                    6.29%
  13,000   Hennes & Mauritz AB - B                     901,673
                                                   -----------
           METALS - NON FERROUS             0.47%
   5,000   Granges AB                                   67,381
                                                   -----------
           METALS - STEEL                   0.98%
   8,000   Svenskt Stal AB(SSAB) - A                    87,039
   5,000   Svenskt Stal AB(SSAB) - B                    53,163
                                                   -----------
                                                       140,202
                                                   -----------
           MULTI-INDUSTRY                   0.76%
  12,000   Trelleborg AB-B                             108,305
                                                   -----------
           REAL ESTATE                      0.39%
   8,000   Diligentia AB                                56,378
                                                   -----------
           TELECOMMUNICATIONS               0.53%
   2,000   NetCom Systems AB-B                          76,159
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $13,994,473)                     14,336,202
                                                   -----------
           TOTAL INVESTMENTS
             (COST $13,994,473)(DAGGER)   100.00%  $14,336,202
                                          =======  ===========

------------------------
 (DAGGER)  Aggregate  cost for Federal  income tax purposes is  $13,998,413. The
           aggregate   gross  unrealized  appreciation  (depreciation)  for  all
           securities is as follows:
                Excess of value over tax cost                       $ 1,592,712
                Excess of tax cost over value                        (1,254,923)
                                                                    -----------
                                                                    $   337,789
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

SWITZERLAND WEBS INDEX SERIES
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
--------   --------                                   -----
           COMMON STOCK - BASKET           99.99%
           BANKING                         23.07%
     825   Banca del Gottardo - B                  $   581,829
     975   Banque Cantonale Vaudoise                   346,505
  13,500   Credit Suisse Group                       2,366,210
  10,740   UBS AG                                    3,467,870
     150   Vontobel Holdings AG                        190,832
                                                   -----------
                                                     6,953,246
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                     5.11%
   1,545   Forbo Holding AG                            694,358
   1,650   Holderbank Financiere Glarus AG             340,541
     495   Holderbank Financiere Glarus
             AG - Bearer                               504,480
                                                   -----------
                                                     1,539,379
                                                   -----------
           BUSINESS & PUBLIC SERVICES       3.16%
   1,530   Adecco SA                                   713,006
     420   SGS Societe Generale de
             Surveillance Holding SA                   105,704
     120   SGS Societe Generale de
             Surveillance Holding SA - Bearer          133,582
                                                   -----------
                                                       952,292
                                                   -----------
           CHEMICALS                        3.52%
     150   EMS-Chemie Holding AG*,**                   850,964
     660   Sika Finanz AG                              209,002
                                                   -----------
                                                     1,059,966
                                                   -----------
           ELECTRICAL & ELECTRONICS         2.03%
     525   Abb AG                                      611,647
                                                   -----------
           FINANCIAL SERVICES               3.72%
     405   Julius Baer Holding AG**                  1,120,100
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS        4.89%
     795   Nestle SA                                 1,474,238
                                                   -----------
           HEALTH & PERSONAL CARE          29.77%
   3,375   Novartis AG                               5,248,133
     360   Roche Holding AG - Genussein              3,724,953
                                                   -----------
                                                     8,973,086
                                                   -----------
           INSURANCE                       11.76%
     810   Helvetia Patria Holding**                   840,075
     630   Schweizerische
             Rueckversicherungs (Swiss Re)           1,394,337
   2,190   Zurich Allied AG                          1,311,305
                                                   -----------
                                                     3,545,717
                                                   -----------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
--------   --------                                   -----
           LEISURE & TOURISM                0.70%
     435   Moevenpick Holdings AG                  $   210,537
                                                   -----------
           MACHINERY & ENGINEERING          2.55%
     600   Schindler Holding AG                        767,476
                                                   -----------
           MERCHANDISING                    0.85%
     945   Valora Holding AG                           258,090
                                                   -----------
           MULTI-INDUSTRY                   3.78%
   1,125   Alusuisse Lonza Group AG*                 1,139,546
                                                   -----------
           RECREATION - OTHER CONSUMER
             GOODS                          2.30%
   8,355   Tag Heuer International SA**                693,217
                                                   -----------
           TRANSPORTATION - AIRLINES        2.78%
   3,375   SAirGroup                                   838,908
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $29,258,082)                     30,137,445
                                                   -----------
           COMMON STOCK - NON-BASKET        0.01%
           BANKING                          0.00%
       3   UBS AG                                          969
                                                   -----------
           INSURANCE                        0.01%
       2   Zurich Allied AG                              1,198
                                                   -----------
           TOTAL COMMON STOCK -
             NON-BASKET
             (Cost $1,534)                               2,167
                                                   -----------
           TOTAL INVESTMENTS
             (COST $29,259,616)(DAGGER)   100.00%  $30,139,612
                                          =======  ===========
--------------------------
        *  Non-income producing security.
       **  Non Index Security.
 (DAGGER)  Aggregate  cost for Federal income tax purposes is  $29,283,576.  The
           aggregate  gross  unrealized  appreciation   (depreciation)  for  all
           securities is as follows:
                Excess of value over tax cost                       $ 2,001,153
                Excess of tax cost over value                        (1,145,117)
                                                                    -----------
                                                                    $   856,036
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

UNITED KINGDOM WEBS INDEX SERIES
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           COMMON STOCK - BASKET           99.56%
           AEROSPACE & MILITARY TECHNOLOGY  1.31%
  88,740   British Aerospace Plc                   $   567,633
  80,070   Rolls-Royce Plc                             259,775
                                                   -----------
                                                       827,408
                                                   -----------
           BANKING                         11.67%
  72,335   Barclays Plc                              1,713,918
  81,600   HSBC Holdings Plc ($HK10)                 1,673,830
  40,800   HSBC Holdings Plc (75p)                     846,480
 221,000   Lloyds TSB Group Plc                      2,638,560
  34,425   Royal Bank of Scotland Group Plc            488,827
                                                   -----------
                                                     7,361,615
                                                   -----------
           BEVERAGES & TOBACCO              4.21%
  49,640   Cadbury Schweppes Plc                       727,319
 190,417   Diageo Plc                                1,929,062
                                                   -----------
                                                     2,656,381
                                                   -----------
           BROADCASTING & PUBLISHING        2.56%
  76,670   British Sky Broadcasting Group Plc          601,158
  31,875   Pearson Plc                                 532,146
  65,280   Reed International Plc                      480,970
                                                   -----------
                                                     1,614,274
                                                   -----------
           BUILDING MATERIALS &
             COMPONENTS                     1.49%
  46,070   Blue Circle Industries Plc                  218,318
  25,670   BPB Plc                                     123,795
  24,973   Caradon Plc                                  57,917
  33,303   Hanson Plc                                  173,571
  13,515   Hepworth Plc                                 34,286
  14,365   RMC Group Plc                               191,471
  28,305   Wolseley Plc                                141,242
                                                   -----------
                                                       940,600
                                                   -----------
           BUSINESS & PUBLIC SERVICES       3.69%
  15,640   Anglian Water Plc                           226,405
   9,520   De La Rue Plc                                34,114
  20,400   Railtrack Group Plc                         483,361
  71,298   Reuters Group Plc                           595,749
  21,029   Thames Water Plc                            377,484
  29,155   United Utilities Plc                        429,616
  30,991   Williams Plc                                181,631
                                                   -----------
                                                     2,328,360
                                                   -----------
           CHEMICALS                        1.10%
  23,290   BOC Group Plc                               315,113
  34,765   Imperial Chemical Industries Plc            380,137
                                                   -----------
                                                       695,250
                                                   -----------
           CONSTRUCTION & HOUSING           0.10%
  26,435   Taylor Woodrow Plc                           60,865
                                                   -----------
           ELECTRICAL & ELECTRONICS         1.39%
 133,960   General Electric Company Plc                879,319
                                                   -----------
           ELECTRONIC COMPONENTS,
             INSTRUMENTS                    0.14%
  13,175   Bowthorpe Plc                                91,004
                                                   -----------
           ENERGY SOURCES                   5.87%
 267,155   British Petroleum Company Plc             3,370,790
  10,965   Burmah Castrol Plc                          173,143
  57,460   LASMO Plc                                   157,795
                                                   -----------
                                                     3,701,728
                                                   -----------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           FINANCIAL SERVICES               2.91%
  63,580   Abbey National Plc                      $ 1,192,405
  16,388   Provident Financial Plc                     249,033
  15,555   Schroders Plc                               390,703
                                                   -----------
                                                     1,832,141
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS        3.31%
  55,165   Associated British Foods Plc                475,725
 165,920   Unilever Plc                              1,547,530
  20,009   United Biscuits Holdings Plc                 65,502
                                                   -----------
                                                     2,088,757
                                                   -----------
           FOREST PRODUCTS & PAPER          0.15%
  41,650   Arjo Wiggins Appleton Plc                    92,409
                                                   -----------
           GOLD MINES                       0.06%
   9,656   Lonrho Plc                                   36,542
                                                   -----------
           HEALTH & PERSONAL CARE          15.23%
 166,940   Glaxo Wellcome Plc                        5,031,739
 238,000   Smithkline Beecham Plc                    2,809,644
  45,135   Zeneca Group Plc                          1,764,759
                                                   -----------
                                                     9,606,142
                                                   -----------
           INDUSTRIAL COMPONENTS            0.65%
  30,685   BBA Group Plc                               193,967
  29,155   BICC Plc                                     43,206
  47,770   Lucasvarity Plc                             169,581
                                                   -----------
                                                       406,754
                                                   -----------
           INSURANCE                        6.33%
  42,670   CGU Plc                                     623,052
  64,753   Guardian Royal Exchange Plc                 278,662
  60,129   Legal & General Group Plc                   706,816
 119,000   Prudential Corporation Plc                1,685,786
  73,100   Royal & Sun Alliance Insurance
             Group Plc                                 614,478
  23,545   Sedgwick Group Plc                           83,189
                                                   -----------
                                                     3,991,983
                                                   -----------
           LEISURE & TOURISM                3.47%
  44,625   Bass Plc                                    599,291
  27,200   Carlton Communications Plc                  199,949
  42,500   Granada Group Plc                           547,980
  51,000   Ladbroke Group Plc                          204,959
  47,345   Rank Group Plc                              223,567
  33,065   Scottish & Newcastle Plc                    412,210
                                                   -----------
                                                     2,187,956
                                                   -----------
           MACHINERY & ENGINEERING          0.83%
  30,600   GKN Plc                                     340,744
  17,000   Smith Industries Plc                        184,463
                                                   -----------
                                                       525,207
                                                   -----------
           MERCHANDISING                    8.92%
  48,195   Boots Company Plc                           801,376
  51,935   Great Universal Stores Plc                  624,410
  73,950   Kingfisher Plc Ord 25p                      606,763
 147,475   Marks & Spencer Plc                       1,271,776
  26,265   Next Plc                                    197,254
  60,520   Safeway Plc                                 313,143
 102,000   Sainsbury Plc                               879,615
 332,265   Tesco Plc                                   934,715
                                                   -----------
                                                     5,629,052
                                                   -----------

                 See accompanying notes to financial statements.

AUGUST 31, 1998

PORTFOLIO OF INVESTMENTS                                   WEBS INDEX FUND, INC.
================================================================================

UNITED KINGDOM WEBS INDEX SERIES (CONCLUDED)
--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           METALS - NON FERROUS             0.78%
  49,980   Rio Tinto Plc                           $   488,758
                                                   -----------
           METALS - STEEL                   0.25%
  89,420   British Steel Plc                           160,215
                                                   -----------
           MISCELLANEOUS MATERIALS &
             COMMODITIES                    0.27%
  60,180   Pilkington Plc                               78,602
  26,860   Rexam Plc                                    90,854
                                                   -----------
                                                       169,456
                                                   -----------
           MULTI-INDUSTRY                   3.32%
 153,425   B.A.T. Industries Plc                     1,508,063
 158,287   BTR Plc                                     342,579
  35,870   TI Group Plc                                240,558
                                                   -----------
                                                     2,091,200
                                                   -----------
           REAL ESTATE                      1.38%
  30,855   British Land Company Plc                    265,050
  32,555   Land Securities Plc                         456,822
  18,462   Mepc PLC                                    147,617
                                                   -----------
                                                       869,489
                                                   -----------
           RECREATION - OTHER CONSUMER
             GOODS                          0.44%
  39,933   EMI Group Plc                               279,507
                                                   -----------
           TELECOMMUNICATIONS              11.66%
 297,925   British Telecommunications Plc            4,040,891
 114,325   Cable & Wireless Plc                      1,110,336
 158,015   Vodafone Group Plc                        2,204,086
                                                   -----------
                                                     7,355,313
                                                   -----------
           TEXTILES & APPAREL               0.08%
  54,315   Coats Viyella Plc                            52,751
                                                   -----------
           TRANSPORTATION - AIRLINES        0.61%
  51,510   British Airways Plc                         387,278
                                                   -----------
           TRANSPORTATION - SHIPPING        0.59%
  32,130   Peninsular & Oriental Steam
             Navigation Company Plc                    370,694
                                                   -----------
           UTILITIES - ELECTRICAL & GAS     4.79%
 179,911   BG Plc                                    1,114,666
 203,915   Centrica Plc*                               315,846
  70,584   National Grid Holdings Plc                  508,229
  56,355   National Power Plc                          468,058
  41,990   Scottish Power Plc                          406,053
  22,593   Southern Electric Plc                       210,725
                                                   -----------
                                                     3,023,577
                                                   -----------
           TOTAL COMMON STOCK - BASKET
             (Cost $57,512,645)                     62,801,985
                                                   -----------
           COMMON STOCK - NON-BASKET        0.44%
           APPLIANCES & HOUSEHOLD
             DURABLES                       0.12%
  19,006   Thorn Plc                                    77,813
                                                   -----------
           BUSINESS & PUBLIC SERVICES       0.05%
       8   Thames Water Plc                                143
  22,950   Thames Water Plc B Shares                    29,591
       1   Williams Plc                                      6
   1,975   Williams Plc B Shares                         1,108
                                                   -----------
                                                        30,848
                                                   -----------

--------------------------------------------------------------
 NO. OF
 SHARES    SECURITY                                   VALUE
---------  --------                                   -----
           FINANCIAL SERVICES               0.00%
      13   Provident Financial Plc                 $       198
                                                   -----------
           FOOD & HOUSEHOLD PRODUCTS        0.02%
      13   United Biscuits Holdings Plc                     43
  22,525   United Biscuits Holdings Plc
             B Shares                                   10,561
                                                   -----------
                                                        10,604
                                                   -----------
           GOLD MINES                       0.01%
   8,531   Lonrho Africa Plc                             7,285
      11   Lonrho Plc                                       42
                                                   -----------
                                                         7,327
                                                   -----------
           INSURANCE                        0.02%
       7   Guardian Royal Exchange Plc                      30
  60,000   Guardian Royal Exchange Plc
             B Shares                                   15,071
                                                   -----------
                                                        15,101
                                                   -----------
           MULTI-INDUSTRY                   0.16%
       3   BTR Plc                                           6
 171,900   BTR Plc B Shares                             97,868
                                                   -----------
                                                        97,874
                                                   -----------
           REAL ESTATE                      0.06%
       5   Mepc Plc                                         40
  22,355   Mepc Plc B Shares                            36,123
                                                   -----------
                                                        36,163
                                                   -----------
           TOTAL COMMON STOCK - NON-BASKET
             (Cost $286,190)                           275,928
                                                   -----------
           TOTAL INVESTMENTS
             (COST $57,798,835)(DAGGER)   100.00%  $63,077,913
                                          =======  ===========
--------------------------
        *  Non-income producing security.
 (DAGGER)  Aggregate  cost for federal income tax purposes is  $57,978,454.  The
           aggregate  gross  unrealized  appreciation   (depreciation)  for  all
           securities is as follows:
                Excess of value over tax cost                       $ 8,953,242
                Excess of tax cost over value                        (3,853,783)
                                                                    -----------
                                                                    $ 5,099,459
                                                                    ===========

                 See accompanying notes to financial statements.

AUGUST 31, 1998

STATEMENTS OF ASSETS AND LIABILITIES                       WEBS INDEX FUND, INC.
================================================================================


                                            AUSTRALIA     AUSTRIA     BELGIUM      CANADA       FRANCE       GERMANY     HONG KONG
                                              WEBS         WEBS        WEBS         WEBS         WEBS         WEBS         WEBS
                                              INDEX        INDEX       INDEX        INDEX        INDEX        INDEX        INDEX
                                             SERIES       SERIES      SERIES       SERIES       SERIES       SERIES       SERIES
                                           -----------  ----------  -----------  -----------  -----------  ----------- ------------
ASSETS
  Investments, at value .................. $33,586,868  $8,313,066  $29,725,621  $ 7,257,642  $45,890,652  $73,508,050 $ 51,332,352
  Cash and foreign currency ..............     388,653       4,264       32,939        2,837        6,150        6,590        5,001
  Cash collateral for securities loaned ..   2,929,366     895,577    4,357,385      813,890       44,531    7,834,252   23,011,726
  Dividends receivable ...................      86,661      15,246       40,273       22,217      253,067       32,814      136,229
  Interest receivable ....................         901         371          909          347          229       16,828        6,538
  Receivable for securities sold .........          --          --       48,136           --           --           --           --
  Asset for in-kind redemptions ..........          --          --           --           --           --           --    1,484,217
  Deferred organization cost .............      75,994      56,514       24,684       53,679      147,332      139,973       39,015
  Prepaid expenses .......................       4,271         501        2,537        1,976        2,056        3,231        3,282
                                           -----------  ----------  -----------  -----------  -----------  ----------- ------------
      Total assets .......................  37,072,714   9,285,539   34,232,484    8,152,588   46,344,017   81,541,738   76,018,360
                                           -----------  ----------  -----------  -----------  -----------  ----------- ------------
LIABILITIES
  Payable for securities purchased .......          --          --       56,934           --           --           --           --
  Payable for Fund shares redeemed .......          --          --           --           --           --           --    1,441,138
  Payable for securities loaned ..........   2,929,366     895,577    4,357,385      813,890       44,531    7,834,252   23,011,726
  Advisory fee payable ...................       8,672       2,172        7,215        1,957       11,282       11,867       12,802
  Administration fee payable .............       7,066       1,770        5,879        1,594        9,193       14,936       10,431
  Distribution fee payable ...............       6,424       1,609        5,344        1,449        8,357       13,578        9,483
  Custody fee payable ....................       8,583       2,870        6,650        1,206       14,602       19,432       25,868
  Accrued expenses .......................      13,403       6,375        8,543        5,932       19,370       33,798       34,042
  Advances under loan arrangement ........          --     290,000    4,020,000      395,000      315,000      680,000    1,500,000
                                           -----------  ----------  -----------  -----------  -----------  ----------- ------------
      Total liabilities ..................   2,973,514   1,200,373    8,467,950    1,221,028      422,335    8,607,863   26,045,490
                                           -----------  ----------  -----------  -----------  -----------  ----------- ------------
NET ASSETS
  Capital stock, $0.001 par value                4,400         800        1,400          700        2,401        3,601        7,801
  Paid-in capital ........................  47,121,586   9,044,685   23,512,252    8,219,452   40,828,317   67,686,604   83,421,056
  Accumulated net investment income/(loss)    (185,840)     11,031     (828,296)      12,867      (13,939)      31,011        6,862
  Accumulated net realized gain/(loss)
    on investments .......................    (197,727)    (27,731)     (17,693)     (15,056)          --      (29,363)  (7,523,243)
  Net unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and
    liabilities denominated in
    foreign currencies ................... (12,643,219)   (943,619)   3,096,871   (1,286,403)   5,104,903    5,242,022  (25,939,606)
                                           -----------  ----------  -----------  -----------  -----------  ----------- ------------
  Net Assets ............................. $34,099,200  $8,085,166  $25,764,534  $ 6,931,560  $45,921,682  $72,933,875 $ 49,972,870
                                           ===========  ==========  ===========  ===========  ===========  =========== ============
  Shares of common stock issued and
    outstanding ..........................   4,400,030     800,030    1,400,030      700,030    2,401,000    3,601,000    7,801,000
                                           ===========  ==========  ===========  ===========  ===========  =========== ============
  Net Asset Value Per Share .............. $      7.75  $    10.11  $     18.40  $      9.90  $     19.13  $     20.25 $       6.41
                                           ===========  ==========  ===========  ===========  ===========  =========== ============

                                                                        MALAYSIA      MEXICO                  SINGAPORE
                                               ITALY        JAPAN        (FREE)       (FREE)    NETHERLANDS    (FREE)
                                               WEBS         WEBS          WEBS         WEBS        WEBS         WEBS
                                               INDEX        INDEX         INDEX        INDEX       INDEX        INDEX
                                              SERIES       SERIES        SERIES       SERIES      SERIES       SERIES
                                           -----------  ------------  -----------  -----------  -----------  ------------
ASSETS
  Investments, at value .................. $62,898,198  $200,803,824  $35,687,424  $ 7,571,961  $23,523,465  $ 46,320,391
  Cash and foreign currency ..............       8,873       547,763       70,755        1,558       22,516     1,373,112
  Cash collateral for securities loaned ..  11,912,029    40,291,615   10,934,021    1,326,425    9,227,003    17,806,456
  Dividends receivable ...................      25,618        42,623      148,572           14      129,795       103,716
  Interest receivable ....................       3,814        22,064       15,504        1,101        1,790        10,925
  Receivable for securities sold .........          --            --      148,545           --           --            --
  Asset for in-kind redemptions ..........          --            --           --           --           --            --
  Deferred organization cost .............      74,193       308,890       41,354       41,780       34,989        49,658
  Prepaid expenses .......................       5,647        14,005        4,610        1,240        1,196         3,494
                                           -----------  ------------  -----------  -----------  -----------  ------------
      Total assets .......................  74,928,372   242,030,784   47,050,785    8,944,079   32,940,754    65,667,752
                                           -----------  ------------  -----------  -----------  -----------  ------------
LIABILITIES
  Payable for securities purchased .......          --            --      142,807           --           --       502,100
  Payable for Fund shares redeemed .......          --            --           --           --           --            --
  Payable for securities loaned ..........  11,912,029    40,291,615   10,934,021    1,326,426    9,227,003    17,806,456
  Advisory fee payable ...................      15,696        48,467        9,462        2,213        5,701        12,983
  Administration fee payable .............      12,789        39,492        7,710        1,803        4,646        10,578
  Distribution fee payable ...............      11,627        35,902        7,009        1,639        4,223         9,617
  Custody fee payable ....................      10,009        50,722       43,980        4,984        7,898        42,607
  Accrued expenses .......................      22,983        79,308       39,093        6,178       11,980        35,293
  Advances under loan arrangement ........   4,575,000            --           --      305,000    1,330,000            --
                                           -----------  ------------  -----------  -----------  -----------  ------------
      Total liabilities ..................  16,560,133    40,545,506   11,184,082    1,648,243   10,591,451    18,419,634
                                           -----------  ------------  -----------  -----------  -----------  ------------
NET ASSETS
  Capital stock, $0.001 par value                2,550        24,001       17,025          900          951        14,300
  Paid-in capital ........................  44,638,787   287,660,152   91,606,121   12,219,995   21,258,090    91,228,980
  Accumulated net investment income/(loss)  (2,452,620)    (453,977)     (92,013)       4,968         7,198       (63,830)
  Accumulated net realized gain/(loss)
    on investments .......................          --    (2,593,213)  (1,854,484)          --       (2,467)  (13,902,207)
  Net unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and
    liabilities denominated in
    foreign currencies ...................  16,179,522   (83,151,685) (53,809,946)  (4,930,027)   1,085,531   (30,029,125)
                                           -----------  ------------  -----------  -----------  -----------  ------------
  Net Assets ............................. $58,368,239  $201,485,278  $35,866,703  $ 7,295,836  $22,349,303  $ 47,248,118
                                           ===========  ============  ===========  ===========  ===========  ============
  Shares of common stock issued and
    outstanding ..........................   2,550,030    24,001,000   17,025,030      900,030      951,000    14,300,030
                                           ===========  ============  ===========  ===========  ===========  ============
  Net Asset Value Per Share .............. $     22.89  $       8.39  $      2.11  $      8.11  $     23.50  $       3.30
                                           ===========  ============  ===========  ===========  ===========  ============

                                                                                     UNITED
                                             SPAIN        SWEDEN     SWITZERLAND    KINGDOM
                                             WEBS          WEBS         WEBS         WEBS
                                             INDEX         INDEX        INDEX        INDEX
                                             SERIES       SERIES       SERIES       SERIES
                                           -----------  -----------  -----------   -----------
ASSETS
  Investments, at value .................. $25,636,708  $14,336,202  $30,139,612   $63,077,913
  Cash and foreign currency ..............       4,792       91,067        4,196        33,685
  Cash collateral for securities loaned ..   4,279,600      292,500      432,582            --
  Dividends receivable ...................      16,714           --       34,365       488,739
  Interest receivable ....................         880          127        1,002           515
  Receivable for securities sold .........          --           --           --            --
  Asset for in-kind redemptions ..........          --           --           --            --
  Deferred organization cost .............      61,345       39,937       94,293        89,018
  Prepaid expenses .......................       1,518        1,115        2,187         4,265
                                           -----------  -----------  -----------   -----------
      Total assets .......................  30,001,557   14,760,948   30,708,237    63,694,135
                                           -----------  -----------  -----------   -----------
LIABILITIES
  Payable for securities purchased .......          --       88,990           --            --
  Payable for Fund shares redeemed .......          --           --           --            --
  Payable for securities loaned ..........   4,279,600      292,500      432,582            --
  Advisory fee payable ...................       6,839        3,583        7,616        15,103
  Administration fee payable .............       5,572        2,919        6,206        12,307
  Distribution fee payable ...............       5,066        2,654        5,641        11,188
  Custody fee payable ....................       7,536        5,053        9,212        12,938
  Accrued expenses .......................      12,590        8,928       14,001        27,066
  Advances under loan arrangement ........     655,000      565,000    1,070,000       770,000
                                           -----------  -----------  -----------   -----------
      Total liabilities ..................   4,972,203      969,627    1,545,258       848,602
                                           -----------  -----------  -----------   -----------
NET ASSETS
  Capital stock, $0.001 par value                1,050          750        1,876         3,401
  Paid-in capital ........................  24,499,534   13,447,144   28,290,610    57,705,230
  Accumulated net investment income/(loss)      15,165        3,770       14,620      (155,570)
  Accumulated net realized gain/(loss)
    on investments .......................      (6,502)      (3,940)     (23,959)           --
  Net unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and
    liabilities denominated in
    foreign currencies ...................     520,107      343,597      879,832     5,292,472
                                           -----------  -----------  -----------   -----------
  Net Assets ............................. $25,029,354  $13,791,321  $29,162,979   $62,845,533
                                           ===========  ===========  ===========   ===========
  Shares of common stock issued and
    outstanding ..........................   1,050,030      750,030    1,876,000     3,401,000
                                           ===========  ===========  ===========   ===========
  Net Asset Value Per Share .............. $     23.84  $     18.39  $     15.55   $     18.48
                                           ===========  ===========  ===========   ===========

                 See accompanying notes to financial statements.

                                     44 & 45

FOR THE YEAR ENDED AUGUST 31, 1998

STATEMENTS OF OPERATIONS                                   WEBS INDEX FUND, INC.
================================================================================


                                                             AUSTRALIA     AUSTRIA     BELGIUM    CANADA       FRANCE      GERMANY
                                                               WEBS         WEBS        WEBS       WEBS         WEBS        WEBS
                                                               INDEX        INDEX       INDEX      INDEX        INDEX       INDEX
                                                              SERIES       SERIES      SERIES     SERIES       SERIES      SERIES
                                                           ------------  ---------  ----------  -----------  ----------  ----------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ........... $  1,426,742  $ 120,791  $  674,541  $   331,845  $  754,597  $1,000,189
  Interest ...............................................       20,034      5,800      20,794        4,808       7,294      99,658
                                                           ------------  ---------  ----------  -----------  ----------  ----------
    Total investment income ..............................    1,446,776    126,591     695,335      336,653     761,891   1,099,847
                                                           ------------  ---------  ----------  -----------  ----------  ----------
EXPENSES:
  Advisory fees ..........................................      113,929     17,769      80,997       56,716      74,578     118,054
  Administration fees ....................................       89,377     14,128      63,121       44,201      59,529      94,141
  Distribution fees ......................................       87,845     13,513      62,876       44,024      56,481      89,498
  Custodian fees and expenses ............................       40,696     10,634      33,940       14,508      28,832      42,310
  Transfer agent fees ....................................        9,130      6,980      10,280        8,380      10,180       8,780
  Directors' fees ........................................       15,370      1,102      10,679        8,547       7,708      11,822
  Legal fees .............................................       19,780      2,506      14,199       10,359       9,774      15,518
  Audit fees .............................................       14,268      2,295      11,194       15,187      10,044      14,218
  Federal and state registration fees ....................        2,761      2,823          --           --       9,479      14,813
  Amortization of deferred organization costs ............       17,773     13,216       5,774       12,555      34,458      32,737
  Insurance ..............................................        6,494        774       3,155        6,305       3,957       6,231
  Printing ...............................................        2,501        445       1,266        1,326       3,365       3,042
  Licensing fees .........................................       12,659      1,974       9,000        6,302       8,286      13,117
  Amex listing fee .......................................        1,021        120         544          786         604         748
  Miscellaneous expenses .................................        8,723      4,659       5,271       10,127       9,444       8,715
                                                           ------------  ---------  ----------  -----------  ----------  ----------
    Total expenses .......................................      442,327     92,938     312,296      239,323     326,719     473,744
                                                           ------------  ---------  ----------  -----------  ----------  ----------
  Net investment income/(loss) ...........................    1,004,449     33,653     383,039       97,330     435,172     626,103
                                                           ------------  ---------  ----------  -----------  ----------  ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED TRANSACTIONS AND
  TRANSLATION OF OTHER ASSETS AND LIABILITIES
  DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ................     (197,727)   488,636   3,805,031      468,666     326,222      51,979
  Net realized gain/(loss) on investments on
    in-kind redemptions ..................................     (509,674)        --   1,068,037    3,645,299          --          --
  Net realized gain/(loss) on foreign currency
    related transactions .................................     (106,144)    (5,356)     (6,139)      (2,928)    (13,548)    (12,490)
                                                           ------------  ---------  ----------  -----------  ----------  ----------
                                                               (813,545)   483,280   4,866,929    4,111,037     312,674      39,489
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies ........  (11,081,054)  (922,261)  3,689,571   (5,251,304)  3,937,546   2,623,288
                                                           ------------  ---------  ----------  -----------  ----------  ----------
  Net realized and unrealized  gain/(loss) on
    investments and foreign currency related transactions
    and translation of other assets and liabilities
    denominated in foreign currencies ....................  (11,894,599)  (438,981)  8,556,500   (1,140,267)  4,250,220   2,662,777
                                                           ------------  ---------  ----------  -----------  ----------  ----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ...................................... $(10,890,150) $(405,328) $8,939,539  $(1,042,937) $4,685,392  $3,288,880
                                                           ============  =========  ==========  ===========  ==========  ==========


                                                                                                       MALAYSIA        MEXICO
                                                             HONG KONG       ITALY         JAPAN        (FREE)         (FREE)
                                                               WEBS          WEBS          WEBS          WEBS           WEBS
                                                               INDEX         INDEX         INDEX        INDEX          INDEX
                                                              SERIES        SERIES        SERIES        SERIES         SERIES
                                                           ------------   ----------- ------------   ------------   -----------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ........... $  2,184,594   $ 1,004,281 $  1,173,588   $  1,080,728   $   248,605
  Interest ...............................................       50,293        63,101      150,524        147,704        24,856
                                                           ------------   ----------- ------------   ------------   -----------
    Total investment income ..............................    2,234,887     1,067,382    1,324,112      1,228,432       273,461
                                                           ------------   ----------- ------------   ------------   -----------
EXPENSES:
  Advisory fees ..........................................      124,506       162,294      433,508        132,902        38,055
  Administration fees ....................................       98,932       128,961      340,915        106,617        29,580
  Distribution fees ......................................       94,745       123,496      333,432        100,121        29,617
  Custodian fees and expenses ............................       60,848        53,064       93,829         61,207        36,117
  Transfer agent fees ....................................       14,680         8,330       22,330         16,080         9,030
  Directors' fees ........................................       14,519        19,095       55,347         16,161         5,415
  Legal fees .............................................       19,428        26,461       70,357         20,364         7,144
  Audit fees .............................................       12,098        21,801       85,761         12,932         7,138
  Federal and state registration fees ....................       19,612         3,888       34,599         22,924           385
  Amortization of deferred organization costs ............        9,126        17,352       72,244          9,671         9,770
  Insurance ..............................................        5,939        11,288       29,574          8,287         3,009
  Printing ...............................................        3,258         3,795        9,430          3,896           632
  Licensing fees .........................................       13,834        18,033       48,168         14,767         4,228
  Amex listing fee .......................................          815         1,559        3,771            926           463
  Miscellaneous expenses .................................        9,068        12,712       34,199         10,501         7,742
                                                           ------------   ----------- ------------   ------------   -----------
    Total expenses .......................................      501,408       612,129    1,667,464        537,356       188,325
                                                           ------------   ----------- ------------   ------------   -----------
  Net investment income/(loss) ...........................    1,733,479       455,253     (343,352)       691,076        85,136
                                                           ------------   ----------- ------------   ------------   -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED TRANSACTIONS AND
  TRANSLATION OF OTHER ASSETS AND LIABILITIES
  DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ................   (7,503,329)    2,081,484     (724,010)    (1,840,563)      261,068
  Net realized gain/(loss) on investments on
    in-kind redemptions ..................................   (1,552,376)    7,591,079   (3,172,392)    (2,450,970)    1,323,152
  Net realized gain/(loss) on foreign currency
    related transactions .................................         (320)       (8,092)    (148,251)      (109,570)       (7,178)
                                                           ------------   ----------- ------------   ------------   -----------
                                                             (9,056,025)    9,664,471   (4,044,653)    (4,401,103)    1,577,042
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies ........  (25,681,723)   11,937,409  (68,401,659)   (44,926,346)   (7,542,851)
                                                           ------------   ----------- ------------   ------------   -----------
  Net realized and unrealized  gain/(loss) on
    investments and foreign currency related transactions
    and translation of other assets and liabilities
    denominated in foreign currencies ....................  (34,737,748)   21,601,880  (72,446,312)   (49,327,449)   (5,965,809)
                                                           ------------   ----------- ------------   ------------   -----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ...................................... $(33,004,269)  $22,057,133 $(72,789,664)  $(48,636,373)  $(5,880,673)
                                                           ============   =========== ============   ============   ===========


                                                                         SINGAPORE                                        UNITED
                                                           NETHERLANDS    (FREE)       SPAIN      SWEDEN    SWITZERLAND   KINGDOM
                                                              WEBS         WEBS         WEBS       WEBS        WEBS        WEBS
                                                             INDEX        INDEX        INDEX      INDEX       INDEX       INDEX
                                                             SERIES       SERIES       SERIES     SERIES      SERIES      SERIES
                                                           ----------  ------------  ----------  ---------   ----------  ----------
INVESTMENT INCOME:
  Dividends (net of foreign withholding taxes) ........... $  345,937  $    940,360  $  333,479  $ 212,867   $  254,328  $1,466,011
  Interest ...............................................      5,714        54,841       7,772      6,546       13,768      20,595
                                                           ----------  ------------  ----------  ---------   ----------  ----------
    Total investment income ..............................    351,651       995,201     341,251    219,413      268,096   1,486,606
                                                           ----------  ------------  ----------  ---------   ----------  ----------
EXPENSES:
  Advisory fees ..........................................     44,756       119,392      53,561     35,809       64,666     137,019
  Administration fees ....................................     35,512        95,590      42,795     29,928       51,205     108,935
  Distribution fees ......................................     34,109        90,132      40,521     25,775       49,386     104,206
  Custodian fees and expenses ............................     17,640        51,180      21,072     15,306       28,158      35,909
  Transfer agent fees ....................................      7,630        14,230       7,780      7,630        7,380       8,330
  Directors' fees ........................................      4,974        13,205       5,470      4,209        7,567      15,433
  Legal fees .............................................      6,210        16,522       7,474      5,917       10,324      20,349
  Audit fees .............................................      6,202        10,313       4,286      4,339        6,904      16,271
  Federal and state registration fees ....................      5,234        23,033       5,958      3,200        5,609      10,583
  Amortization of deferred organization costs ............      8,183        11,613      14,349      9,341       22,053      20,820
  Insurance ..............................................      2,675         5,930       2,106      1,990        3,434       8,574
  Printing ...............................................      1,116         3,407       1,419        796        1,410       3,434
  Licensing fees .........................................      4,973        13,266       5,951      3,979        7,185      15,224
  Amex listing fee .......................................        384           615         293        301          408         998
  Miscellaneous expenses .................................      6,581         7,200       6,906      6,845        9,316      17,097
                                                           ----------  ------------  ----------  ---------   ----------  ----------
    Total expenses .......................................    186,179       475,628     219,941    155,365      275,005     523,182
                                                           ----------  ------------  ----------  ---------   ----------  ----------
  Net investment income/(loss) ...........................    165,472       519,573     121,310     64,048       (6,909)    963,424
                                                           ----------  ------------  ----------  ---------   ----------  ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY RELATED TRANSACTIONS AND
  TRANSLATION OF OTHER ASSETS AND LIABILITIES
  DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain/(loss) on investments ................  1,331,940   (13,766,450)    573,744    649,417    2,277,266     438,728
  Net realized gain/(loss) on investments on
    in-kind redemptions ..................................    304,916    (1,928,512)  1,089,684         --      446,121          --
  Net realized gain/(loss) on foreign currency
    related transactions .................................     (4,765)      (85,347)     (2,155)    (9,750)     (11,999)       (335)
                                                           ----------  ------------  ----------  ---------   ----------  ----------
                                                            1,632,091   (15,780,309)  1,661,273    639,667    2,711,388     438,393
  Net change in unrealized appreciation/(depreciation)
    on investments and translation of other assets and
    liabilities denominated in foreign currencies ........   (840,046)  (25,054,420)    (84,559)  (858,611)    (117,545)  1,989,733
                                                           ----------  ------------  ----------  ---------   ----------  ----------
  Net realized and unrealized  gain/(loss) on
    investments and foreign currency related transactions
    and translation of other assets and liabilities
    denominated in foreign currencies ....................    792,045   (40,834,729)  1,576,714   (218,944)   2,593,843   2,428,126
                                                           ----------  ------------  ----------  ---------   ----------  ----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS ...................................... $  957,517  $(40,315,156) $1,698,024  $(154,896)  $2,586,934  $3,391,550
                                                           ==========  ============  ==========  =========   ==========  ==========


                 See accompanying notes to financial statements.

                                     46 & 47

STATEMENTS OF CHANGES IN NET ASSETS                        WEBS INDEX FUND, INC.
================================================================================


                                                          AUSTRALIA                    AUSTRIA                     BELGIUM
                                                             WEBS                        WEBS                        WEBS
                                                            INDEX                       INDEX                       INDEX
                                                            SERIES                      SERIES                      SERIES
                                                 --------------------------   -------------------------   -------------------------
                                                   For the       For the       For the       For the       For the        For the
                                                     year          year          year          year          year           year
                                                     ended        ended         ended         ended         ended          ended
                                                   08/31/98      08/31/97      08/31/98      08/31/97      08/31/98       08/31/97
                                                 ------------   -----------   ----------   ------------   -----------   -----------
OPERATIONS:
  Net investment income/(loss) ................  $  1,004,449   $   287,423   $   33,653   $     (6,855)  $   383,039   $   668,880
                                                 ------------   -----------   ----------   ------------   -----------   -----------
  Net realized gain/(loss) on investments
    and foreign currency related transactions .      (813,545)      168,792      483,280     (1,197,601)    4,866,929       357,522
  Net change in unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and
    liabilities denominated in
    foreign currencies ........................   (11,081,054)   (1,840,776)    (922,261)     1,155,714     3,689,571      (623,667)
                                                 ------------   -----------   ----------   ------------   -----------   -----------
  Net increase/(decrease) in net assets
    resulting from operations .................   (10,890,150)   (1,384,561)    (405,328)       (48,742)    8,939,539       402,735
                                                 ------------   -----------   ----------   ------------   -----------   -----------
DISTRIBUTIONS:
  Net investment income .......................    (1,004,449)     (287,423)     (33,653)            --      (383,039)     (668,880)
  In excess of net investment income ..........       (19,218)     (160,198)     (10,327)            --    (1,697,275)     (587,754)
  Net realized gains ..........................            --      (187,118)    (483,280)            --    (2,779,100)     (230,479)
  In excess of net realized gains .............            --          --         (2,230)            --            --            --
  Return of capital ...........................            --      (796,674)      (1,490)            --      (139,253)      (24,077)
                                                 ------------   -----------   ----------   ------------   -----------   -----------
  Net decrease in net assets from
     distributions ............................    (1,023,667)   (1,431,413)    (530,980)            --    (4,998,667)   (1,511,190)
                                                 ------------   -----------   ----------   ------------   -----------   -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares ........    14,115,736    34,012,042    4,816,685      2,076,237     9,993,974    31,836,329
  Cost of shares redeemed .....................    (9,508,450)   (1,967,117)          --    (11,342,765)  (20,697,973)           --
                                                 ------------   -----------   ----------   ------------   -----------   -----------
  Net increase/(decrease) in net assets
    derived from capital share transactions ...     4,607,286    32,044,925    4,816,685     (9,266,528)  (10,703,999)   31,836,329
                                                 ------------   -----------   ----------   ------------   -----------   -----------
  Total increase/(decrease) in net assets .....    (7,306,531)   29,228,951    3,880,377     (9,315,270)   (6,763,127)   30,727,874

NET ASSETS:
  Beginning of period .........................    41,405,731    12,176,780    4,204,789     13,520,059    32,527,661     1,799,787
                                                 ------------   -----------   ----------   ------------   -----------   -----------
  End of period ...............................  $ 34,099,200   $41,405,731   $8,085,166   $  4,204,789   $25,764,534   $32,527,661
                                                 ============   ===========   ==========   ============   ===========   ===========
Capital Share Transactions:
  Shares sold .................................     1,400,000     3,000,000      400,000        200,000       560,000     1,960,000
  Shares redeemed .............................    (1,000,000)     (200,000)          --     (1,100,000)   (1,240,000)           --
                                                 ------------   -----------   ----------   ------------   -----------   -----------
  Net increase/(decrease) in shares ...........       400,000     2,800,000      400,000       (900,000)     (680,000)    1,960,000
                                                 ============   ===========   ==========   ============   ===========   ===========


                                                             CANADA                     FRANCE                    GERMANY
                                                              WEBS                       WEBS                       WEBS
                                                             INDEX                      INDEX                      INDEX
                                                             SERIES                     SERIES                     SERIES
                                                  --------------------------  -------------------------  --------------------------
                                                    For the        For the     For the       For the       For the       For the
                                                      year          year        year          year          year          year
                                                     ended          ended       ended         ended         ended         ended
                                                    08/31/98       08/31/97    08/31/98      08/31/97      08/31/98      08/31/97
                                                  ------------   -----------  -----------  ------------  -----------   ------------
OPERATIONS:
  Net investment income/(loss) ................   $     97,330   $    86,380  $   435,172  $    154,485  $   626,103   $     41,384
                                                  ------------   -----------  -----------  ------------  -----------   ------------
  Net realized gain/(loss) on investments
    and foreign currency related transactions .      4,111,037       629,622      312,674       571,535       39,489        727,681
  Net change in unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and
    liabilities denominated in
    foreign currencies ........................     (5,251,304)    3,938,920    3,937,546     1,283,516    2,623,288      2,325,587
                                                  ------------   -----------  -----------  ------------  -----------   ------------
  Net increase/(decrease) in net assets
    resulting from operations .................     (1,042,937)    4,654,922    4,685,392     2,009,536    3,288,880      3,094,652
                                                  ------------   -----------  -----------  ------------  -----------   ------------
DISTRIBUTIONS:
  Net investment income .......................        (92,345)      (86,380)    (435,172)     (154,485)    (626,103)       (41,384)
  In excess of net investment income ..........             --        (4,605)     (62,742)           --      (12,798)       (19,425)
  Net realized gains ..........................       (468,666)     (251,961)    (312,674)     (198,868)     (39,489)       (99,278)
  In excess of net realized gains .............             --            --      (13,549)           --      (12,490)            --
  Return of capital ...........................             --            --     (178,534)           --     (290,393)       (37,144)
                                                  ------------   -----------  -----------  ------------  -----------   ------------
  Net decrease in net assets from
     distributions ............................       (561,011)     (342,946)  (1,002,671)     (353,353)    (981,273)      (197,231)
                                                  ------------   -----------  -----------  ------------  -----------   ------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares ........             --     9,629,687   27,720,237     5,656,482   46,140,403     13,746,949
  Cost of shares redeemed .....................    (15,632,312)   (3,550,242)          --   (15,723,875)          --    (20,822,544)
                                                  ------------   -----------  -----------  ------------  -----------   ------------
  Net increase/(decrease) in net assets
    derived from capital share transactions ...    (15,632,312)    6,079,445   27,720,237   (10,067,393)  46,140,403     (7,075,595)
                                                  ------------   -----------  -----------  ------------  -----------   ------------
  Total increase/(decrease) in net assets .....    (17,236,260)   10,391,421   31,402,958    (8,411,210)  48,448,010     (4,178,174)

NET ASSETS:
  Beginning of period .........................     24,167,820    13,776,399   14,518,724    22,929,934   24,485,865     28,664,039
                                                  ------------   -----------  -----------  ------------  -----------   ------------
  End of period ...............................   $  6,931,560   $24,167,820  $45,921,682  $ 14,518,724  $72,933,875   $ 24,485,865
                                                  ============   ===========  ===========  ============  ===========   ============
Capital Share Transactions:
  Shares sold .................................             --       800,000    1,400,000       400,000    2,100,000        900,000
  Shares redeemed .............................     (1,100,000)     (300,000)          --    (1,200,000)          --     (1,500,000)
                                                  ------------   -----------  -----------  ------------  -----------   ------------
  Net increase/(decrease) in shares ...........     (1,100,000)      500,000    1,400,000      (800,000)   2,100,000       (600,000)
                                                  ============   ===========  ===========  ============  ===========   ============


                                                          HONG KONG                       ITALY
                                                             WEBS                          WEBS
                                                            INDEX                         INDEX
                                                            SERIES                        SERIES
                                                   ---------------------------   ---------------------------
                                                     For the         For the       For the        For the
                                                      year            year          year           year
                                                      ended           ended         ended          ended
                                                     08/31/98        08/31/97      08/31/98       08/31/97
                                                   -----------     -----------   ------------   ------------
OPERATIONS:
  Net investment income/(loss) ................    $ 1,733,479     $   258,683   $    455,253   $    221,768
                                                   -----------     -----------   ------------   ------------
  Net realized gain/(loss) on investments
    and foreign currency related transactions .     (9,056,025)        821,392      9,664,471       (570,558)
  Net change in unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and
    liabilities denominated in
    foreign currencies ........................    (25,681,723)       (209,522)    11,937,409      5,911,350
                                                   -----------     -----------   ------------   ------------
  Net increase/(decrease) in net assets
    resulting from operations .................    (33,004,269)        870,553     22,057,133      5,562,560
                                                   -----------     -----------   ------------   ------------
DISTRIBUTIONS:
  Net investment income .......................     (1,733,479)       (258,683)      (455,253)      (221,768)
  In excess of net investment income ..........        (12,675)        (12,817)    (2,610,741)      (469,323)
  Net realized gains ..........................             --        (581,360)    (1,763,418)            --
  In excess of net realized gains .............             --          (3,851)            --             --
  Return of capital ...........................       (983,923)       (236,349)            --             --
                                                   -----------     -----------   ------------   ------------
  Net decrease in net assets from
     distributions ............................     (2,730,077)     (1,093,060)    (4,829,412)      (691,091)
                                                   -----------     -----------   ------------   ------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale of shares ........     65,939,721      19,035,945     24,566,181     11,652,066
  Cost of shares redeemed .....................     (5,649,119)     (1,242,282)   (15,920,335)   (19,198,572)
                                                   -----------     -----------   ------------   ------------
  Net increase/(decrease) in net assets
    derived from capital share transactions ...     60,290,602      17,793,663      8,645,846     (7,546,506)
                                                   -----------     -----------   ------------   ------------
  Total increase/(decrease) in net assets .....     24,556,256      17,571,156     25,873,567     (2,675,037)

NET ASSETS:
  Beginning of period .........................     25,416,614       7,845,458     32,494,672     35,169,709
                                                   -----------     -----------   ------------   ------------
  End of period ...............................    $49,972,870     $25,416,614   $ 58,368,239   $ 32,494,672
                                                   ===========     ===========   ============   ============
Capital Share Transactions:
  Shares sold .................................      6,600,000       1,200,000      1,200,000        750,000
  Shares redeemed .............................       (525,000)        (75,000)      (600,000)    (1,350,000)
                                                   -----------     -----------   ------------   ------------
  Net increase/(decrease) in shares ...........      6,075,000       1,125,000        600,000       (600,000)
                                                   ===========     ===========   ============   ============


                 See accompanying notes to financial statements.

                                     48 & 49

STATEMENTS OF CHANGES IN NET ASSETS (continued)            WEBS INDEX FUND, INC.
================================================================================


                                                      JAPAN                    MALAYSIA (FREE)          MEXICO (FREE)
                                                      WEBS                          WEBS                    WEBS
                                                      INDEX                         INDEX                   INDEX
                                                     SERIES                        SERIES                  SERIES
                                           ---------------------------   ------------------------  ------------------------
                                              For the        For the       For the       For the     For the      For the
                                               year           year          year          year        year         year
                                               ended          ended         ended         ended       ended        ended
                                             08/31/98       08/31/97      08/31/98      08/31/97    08/31/98      08/31/97
                                           ------------   ------------   -----------  -----------  -----------  -----------
OPERATIONS:
  Net investment income/(loss) ............$   (343,352)  $   (566,842)  $   691,076  $     6,540  $    85,136  $    13,244
  Net realized gain/(loss) on
    investments and foreign currency
    related transactions ..................  (4,044,653)    (3,695,529)   (4,401,103)     (17,452)   1,577,042      717,222
  Net change in unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and
    liabilities denominated in foreign
    currencies ............................ (68,401,659)    (6,001,060)  (44,926,346)  (8,968,575)  (7,542,851)   2,056,611
                                           ------------   ------------   -----------  -----------  -----------  -----------
  Net increase/(decrease) in net assets
    resulting from operations ............. (72,789,664)   (10,263,431)  (48,636,373)  (8,979,487)  (5,880,673)   2,787,077
                                           ------------   ------------   -----------  -----------  -----------  -----------
DISTRIBUTIONS:
  Net investment income. ..................          --             --      (688,802)      (6,540)     (83,213)     (13,244)
  In excess of net investment income ......          --             --            --       (7,611)          --       (6,992)
  Net realized gains ......................      (8,383)            --            --           --     (261,068)    (480,039)
  In excess of net realized gains .........          --        (59,225)           --           --           --           --
  Return of capital .......................    (259,229)            --      (450,458)     (25,600)          --      (50,400)
                                           ------------   ------------   -----------  -----------  -----------  -----------
  Net decrease in net assets from
    distributions .........................    (267,612)       (59,225)   (1,139,260)     (39,751)    (344,281)    (550,675)
                                           ------------   ------------   -----------  -----------  -----------  -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale
    of shares ............................. 121,696,694     91,183,410    74,873,951   12,040,298    1,486,432    9,898,729
  Cost of shares redeemed .................  (6,110,956)   (25,067,882)   (1,570,595)          --   (4,592,150)  (1,267,357)
                                           ------------   ------------   -----------  -----------  -----------  -----------
  Net increase/(decrease) in net assets
    derived from capital share
    transactions .......................... 115,585,738     66,115,528    73,303,356   12,040,298   (3,105,718)   8,631,372
                                           ------------   ------------   -----------  -----------  -----------  -----------
  Total increase/(decrease) in
    net assets ............................  42,528,462     55,792,872    23,527,723    3,021,060   (9,330,672)  10,867,774
                                           ------------   ------------   -----------  -----------  -----------  -----------
NET ASSETS:
  Beginning of period ..................... 158,956,816    103,163,944    12,338,980    9,317,920   16,626,508    5,758,734
                                           ------------   ------------   -----------  -----------  -----------  -----------
  End of period ...........................$201,485,278   $158,956,816   $35,866,703  $12,338,980  $ 7,295,836  $16,626,508
                                           ============   ============   ===========  ===========  ===========  ===========
Capital Share Transactions:
  Shares sold .............................  12,000,000      7,200,000    15,825,000      825,000      100,000      700,000
  Shares redeemed .........................    (600,000)    (1,800,000)     (300,000)          --     (300,000)    (100,000)
                                           ------------   ------------   -----------  -----------  -----------  -----------
  Net increase/(decrease) in shares .......  11,400,000      5,400,000    15,525,000      825,000     (200,000)     600,000
                                           ============   ============   ===========  ===========  ===========  ===========


                                                 NETHERLANDS                 SINGAPORE (FREE)                SPAIN
                                                    WEBS                          WEBS                       WEBS
                                                    INDEX                         INDEX                      INDEX
                                                   SERIES                         SERIES                     SERIES
                                            ------------------------    -------------------------  ------------------------
                                             For the       For the        For the      For the      For the       For the
                                              year          year           year         year         year          year
                                              ended         ended          ended        ended        ended         ended
                                             08/31/98      08/31/97       08/31/98     08/31/97     08/31/98      08/31/97
                                            -----------   ----------    -----------   -----------  -----------   ----------
OPERATIONS:
  Net investment income/(loss) ............ $   165,472   $   44,855    $   519,573   $     3,681  $   121,310   $   54,300
  Net realized gain/(loss) on
    investments and foreign currency
    related transactions ..................   1,632,091      303,600    (15,780,309)      (90,177)   1,661,273      583,153
  Net change in unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and
    liabilities denominated in foreign
    currencies ............................    (840,046)   1,559,687    (25,054,420)   (4,451,395)     (84,559)     460,457
                                            -----------   ----------    -----------   -----------  -----------   ----------
  Net increase/(decrease) in net assets
    resulting from operations .............     957,517    1,908,142    (40,315,156)   (4,537,891)   1,698,024    1,097,910
                                            -----------   ----------    -----------   -----------  -----------   ----------
DISTRIBUTIONS:
  Net investment income. ..................    (154,868)     (44,855)      (519,573)       (3,681)    (121,310)     (54,300)
  In excess of net investment income ......          --       (4,630)       (92,309)      (13,239)     (12,880)     (24,069)
  Net realized gains ......................  (1,331,940)    (320,639)            --       (37,220)    (573,744)    (379,744)
  In excess of net realized gains .........          --           --             --            --           --           --
  Return of capital .......................     (68,776)      (8,873)      (211,720)      (37,832)     (67,213)     (39,171)
                                            -----------   ----------    -----------   -----------  -----------   ----------
  Net decrease in net assets from
    distributions .........................  (1,555,584)    (378,997)      (823,602)      (91,972)    (775,147)    (497,284)
                                            -----------   ----------    -----------   -----------  -----------   ----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale
    of shares .............................  14,394,424    1,170,170     76,731,080    11,351,615   17,901,806    4,683,798
  Cost of shares redeemed .................  (1,108,188)          --     (3,065,766)   (1,107,208)  (2,116,697)  (1,190,432)
                                            -----------   ----------    -----------   -----------  -----------   ----------
  Net increase/(decrease) in net assets
    derived from capital share
    transactions ..........................  13,286,236    1,170,170     73,665,314    10,244,407   15,785,109    3,493,366
                                            -----------   ----------    -----------   -----------  -----------   ----------
  Total increase/(decrease) in
    net assets ............................  12,688,169    2,699,315     32,526,556     5,614,544   16,707,986    4,093,992
                                            -----------   ----------    -----------   -----------  -----------   ----------
NET ASSETS:
  Beginning of period .....................   9,661,134    6,961,819     14,721,562     9,107,018    8,321,368    4,227,376
                                            -----------   ----------    -----------   -----------  -----------   ----------
  End of period ........................... $22,349,303   $9,661,134    $47,248,118   $14,721,562  $25,029,354   $8,321,368
                                            ===========   ==========    ===========   ===========  ===========   ==========
Capital Share Transactions:
  Shares sold .............................     550,000       50,000     13,100,000     1,000,000      675,000      225,000
  Shares redeemed .........................     (50,000)          --       (500,000)     (100,000)     (75,000)     (75,000)
                                            -----------   ----------    -----------   -----------  -----------   ----------
  Net increase/(decrease) in shares .......     500,000       50,000     12,600,000       900,000      600,000      150,000
                                            ===========   ==========    ===========   ===========  ===========   ==========


                                                     SWEDEN                   SWITZERLAND             UNITED KINGDOM
                                                      WEBS                       WEBS                      WEBS
                                                      INDEX                      INDEX                     INDEX
                                                      SERIES                     SERIES                    SERIES
                                            ------------------------  -------------------------  -------------------------
                                              For the      For the      For the       For the      For the      For the
                                               year         year         year          year         year         year
                                               ended        ended        ended         ended        ended        ended
                                              08/31/98     08/31/97     08/31/98      08/31/97     08/31/98     08/31/97
                                            -----------   ----------  -----------   -----------  -----------   -----------
OPERATIONS:
  Net investment income/(loss) ............ $    64,048   $  (10,481) $    (6,909)  $   (26,117) $   963,424   $   524,938
  Net realized gain/(loss) on
    investments and foreign currency
    related transactions ..................     639,667      340,558    2,711,388       561,884      438,393     1,949,688
  Net change in unrealized appreciation/
    (depreciation) on investments and
    translation of other assets and
    liabilities denominated in foreign
    currencies ............................    (858,611)     912,384     (117,545)      910,641    1,989,733     2,438,474
                                            -----------   ----------  -----------   -----------  -----------   -----------
  Net increase/(decrease) in net assets
    resulting from operations .............    (154,896)   1,242,461    2,586,934     1,446,408    3,391,550     4,913,100
                                            -----------   ----------  -----------   -----------  -----------   -----------
DISTRIBUTIONS:
  Net investment income. ..................     (64,048)          --           --            --     (963,424)     (524,938)
  In excess of net investment income ......      (5,006)          --      (13,567)           --     (151,877)     (102,415)
  Net realized gains ......................    (639,667)    (345,698)  (2,272,030)     (568,979)    (387,328)     (304,957)
  In excess of net realized gains .........      (9,750)          --           --            --           --            --
  Return of capital .......................     (13,138)          --      (53,400)       (1,191)    (228,725)     (176,359)
                                            -----------   ----------  -----------   -----------  -----------   -----------
  Net decrease in net assets from
    distributions .........................    (731,609)    (345,698)  (2,338,997)     (570,170)  (1,731,354)   (1,108,669)
                                            -----------   ----------  -----------   -----------  -----------   -----------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from the sale
    of shares .............................   6,434,414    2,946,675   17,011,012     8,262,901   31,463,983    19,063,646
  Cost of shares redeemed .................          --           --   (1,901,034)   (1,492,280)          --    (8,936,965)
                                            -----------   ----------  -----------   -----------  -----------   -----------
  Net increase/(decrease) in net assets
    derived from capital share
    transactions ..........................   6,434,414    2,946,675   15,109,978     6,770,621   31,463,983    10,126,681
                                            -----------   ----------  -----------   -----------  -----------   -----------
  Total increase/(decrease) in
    net assets ............................   5,547,909    3,843,438   15,357,915     7,646,859   33,124,179    13,931,112
                                            -----------   ----------  -----------   -----------  -----------   -----------
NET ASSETS:
  Beginning of period .....................   8,243,412    4,399,974   13,805,064     6,158,205   29,721,354    15,790,242
                                            -----------   ----------  -----------   -----------  -----------   -----------
  End of period ........................... $13,791,321   $8,243,412  $29,162,979   $13,805,064  $62,845,533   $29,721,354
                                            ===========   ==========  ===========   ===========  ===========   ===========
Capital Share Transactions:
  Shares sold .............................     300,000      150,000    1,000,000       625,000    1,600,000     1,200,000
  Shares redeemed .........................          --           --     (125,000)     (125,000)          --      (600,000)
                                            -----------   ----------  -----------   -----------  -----------   -----------
  Net increase/(decrease) in shares .......     300,000      150,000      875,000       500,000    1,600,000       600,000
                                            ===========   ==========  ===========   ===========  ===========   ===========


                 See accompanying notes to financial statements.

                                     50 & 51

FINANCIAL HIGHLIGHTS                                       WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                 AUSTRALIA                           AUSTRIA
                                                                   WEBS                               WEBS
                                                                   INDEX                              INDEX
                                                                  SERIES                              SERIES
                                                     -------------------------------    ---------------------------------
                                                      For the     For the   For the      For the     For the     For the
                                                       year        year      period       year        year       period
                                                       ended       ended   03/12/96*-     ended       ended     03/12/96*-
                                                     08/31/98    08/31/97   08/31/96    08/31/98    08/31/97     08/31/96
                                                     --------    --------  ---------    --------    --------    ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ............   $ 10.35     $ 10.15   $  9.95(1)   $ 10.51     $ 10.40     $ 10.91(1)
                                                      -------     -------   -------      -------     -------     -------
  Net investment income/(loss) ((DAGGER)) .........      0.23        0.17      0.10         0.06       (0.02)       0.04
  Net realized and unrealized gain/(loss)
    on investments and foreign currency
    related transactions and translation of
    other assets and liabilities denominated
    in foreign currencies .........................      (2.60)      0.47      0.29         0.20        0.13       (0.41)
                                                      -------     -------    ------      -------     -------     -------
      Net increase/(decrease) in net assets
        resulting from operations .................      (2.37)      0.64      0.39         0.26        0.11       (0.37)
                                                      -------     -------    ------      -------     -------     -------
LESS DISTRIBUTIONS
  Dividends from net investment income ............     (0.23)      (0.16)    (0.08)       (0.04)         --       (0.02)
  Dividends in excess of net investment income ....      0.00**     (0.04)    (0.05)       (0.01)         --       (0.01)
  Distributions from net realized gains ...........        --       (0.04)    (0.02)       (0.61)         --       (0.03)
  Distributions in excess of net realized gains ...        --          --        --         0.00**        --          --
  Return of capital ...............................        --       (0.20)    (0.04)        0.00**        --       (0.08)
                                                      -------     -------    ------      -------     -------     -------
      Total dividends and distributions ...........     (0.23)      (0.44)    (0.19)       (0.66)         --       (0.14)
                                                      -------     -------    ------      -------     -------     -------
  Net asset value, end of period ..................   $  7.75     $ 10.35   $ 10.15      $ 10.11     $ 10.51     $ 10.40
                                                      =======     =======   =======      =======     =======     =======
TOTAL INVESTMENT RETURN (2) .......................    (23.11)%      6.23%     3.88%(4)     2.16%       1.06%      (3.39)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ............   $34,099     $41,406   $12,177      $ 8,085     $ 4,205     $13,520
  Ratios of expenses to average net assets (5) ....      1.05%       1.33%     1.59%(3)     1.41%       1.68%       1.56%(3)
  Ratios of net investment income/(loss) to
    average net assets (5) ........................      2.38%       1.57%     2.18%(3)     0.51%      (0.22)%      0.87%(3)
  Portfolio turnover (6) ..........................      1.49%       5.30%     8.84%(4)    36.14%      28.47%       9.60%(4)

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding
     throughout the period.
(1)  Net asset value per share on March 12, 1996
     (commencement of operations).
(2)  Total investment return is calculated assuming
     a purchase of capital stock at net asset value
     per share on the first day and a sale at the
     net asset value per share on the last day of the
     period reported. Dividends and distributions,
     if any, are assumed, for purposes of this
     calculation, to be reinvested at the net asset
     value per share on the ex-dividend date.
(3)  Annualized
(4)  Not Annualized
(5)  Includes voluntary waivers by the American
     Stock Exchange through December 31, 1996. If
     such waivers had not been made the ratios of
     expenses to  average net assets and ratios
     of net investment income/(loss) to average
     net assets would have been as follows:
      Ratios of expenses to average net assets
        before waivers ............................        --        1.33%     1.60%(3)       --        1.69%       1.57%(3)
      Ratios of net investment income/(loss) to
        average net assets before waivers .........        --        1.57%     2.17%(3)       --       (0.22)%      0.86%(3)
(6)  Excludes portfolio securities received or
     delivered as a result of processing capital
     share transactions in Creation Unit(s).

                                                                    BELGIUM                                   CANADA
                                                                     WEBS                                      WEBS
                                                                     INDEX                                     INDEX
                                                                     SERIES                                    SERIES
                                                      ------------------------------------     ------------------------------------
                                                      For the      For the        For the      For the       For the      For the
                                                        year         year          period        year          year        period
                                                        ended        ended       03/12/96*-      ended         ended     03/12/96*-
                                                      08/31/98     08/31/97       08/31/96     08/31/98      08/31/97     08/31/96
                                                      --------     --------      ---------     --------      --------    ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ............   $ 15.64      $ 14.99        $ 14.92(1)   $ 13.43       $ 10.60     $ 10.17(1)
                                                      -------      -------        -------      -------       -------     -------
  Net investment income/(loss) ((DAGGER)) .........      0.24         0.77           0.40         0.07          0.05        0.04
  Net realized and unrealized gain/(loss)
    on investments and foreign currency
    related transactions and translation of
    other assets and liabilities denominated
    in foreign currencies .........................      6.09         0.62           0.36        (2.89)         2.97        0.43
                                                      -------      -------        -------      -------       -------     -------
      Net increase/(decrease) in net assets
        resulting from operations .................      6.33         1.39           0.76        (2.82)         3.02        0.47
                                                      -------      -------        -------      -------       -------     -------
LESS DISTRIBUTIONS
  Dividends from net investment income ............     (0.27)       (0.33)         (0.54)       (0.13)        (0.05)      (0.03)
  Dividends in excess of net investment income ....     (1.21)       (0.28)         (0.09)       (0.00)**      (0.00)**    (0.01)
  Distributions from net realized gains ...........     (1.99)       (0.12)         (0.06)       (0.58)        (0.14)         --
  Distributions in excess of net realized gains ...        --           --             --           --            --        0.00**
  Return of capital ...............................     (0.10)       (0.01)            --           --            --        0.00**
                                                      -------      -------        -------      -------       -------     -------
      Total dividends and distributions ...........     (3.57)       (0.74)         (0.69)       (0.71)        (0.19)      (0.04)
                                                      -------      -------        -------      -------       -------     -------
  Net asset value, end of period ..................   $ 18.40      $ 15.64        $ 14.99      $  9.90       $ 13.43     $ 10.60
                                                      =======      =======        =======      =======       =======     =======
TOTAL INVESTMENT RETURN (2) .......................     39.42%        9.26%          5.01%(4)   (21.69)%       28.50%       4.63%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ............   $25,765      $32,528        $ 1,800      $ 6,932       $24,168     $13,776
  Ratios of expenses to average net assets (5) ....      1.04%        1.24%          2.29%(3)     1.14%         1.35%       1.44%(3)
  Ratios of net investment income/(loss) to
    average net assets (5) ........................      1.28%        4.63%          5.67%(3)     0.46%         0.39%       0.79%(3)
  Portfolio turnover (6) ..........................     50.46%       16.83%          6.25%(4)     3.70%        11.02%       0.00%(4)

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding
     throughout the period.
(1)  Net asset value per share on March 12, 1996
     (commencement of operations).
(2)  Total investment return is calculated assuming
     a purchase of capital stock at net asset value
     per share on the first day and a sale at the
     net asset value per share on the last day of the
     period reported. Dividends and distributions,
     if any, are assumed, for purposes of this
     calculation, to be reinvested at the net asset
     value per share on the ex-dividend date.
(3)  Annualized
(4)  Not Annualized
(5)  Includes voluntary waivers by the American
     Stock Exchange through December 31, 1996. If
     such waivers had not been made the ratios of
     expenses to  average net assets and ratios
     of net investment income/(loss) to average
     net assets would have been as follows:
      Ratios of expenses to average net assets
        before waivers ............................        --         1.24%          2.30%(3)       --          1.36%       1.45%(3)
      Ratios of net investment income/(loss) to
        average net assets before waivers .........        --         4.63%          5.66%(3)       --          0.39%       0.78%(3)
(6)  Excludes portfolio securities received or
     delivered as a result of processing capital
     share transactions in Creation Unit(s).

                                                                      FRANCE
                                                                       WEBS
                                                                       INDEX
                                                                       SERIES
                                                        ------------------------------------
                                                        For the       For the       For the
                                                          year          year         period
                                                          ended         ended      03/12/96*-
                                                        08/31/98      08/31/97      08/31/96
                                                        --------      --------     ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ............     $ 14.50       $ 12.73        $ 12.42(1)
                                                        -------       -------        -------
  Net investment income/(loss) ((DAGGER)) .........        0.30          0.17           0.17
  Net realized and unrealized gain/(loss)
    on investments and foreign currency
    related transactions and translation of
    other assets and liabilities denominated
    in foreign currencies .........................        4.76          1.95           0.45
                                                        -------       -------        -------
      Net increase/(decrease) in net assets
        resulting from operations .................        5.06          2.12           0.62
                                                        -------       -------        -------
LESS DISTRIBUTIONS
  Dividends from net investment income ............       (0.19)        (0.15)         (0.09)
  Dividends in excess of net investment income ....       (0.03)           --          (0.01)
  Distributions from net realized gains ...........       (0.13)        (0.20)          0.00**
  Distributions in excess of net realized gains ...       (0.01)           --             --
  Return of capital ...............................       (0.07)           --          (0.21)
                                                        -------       -------        -------
      Total dividends and distributions ...........       (0.43)        (0.35)         (0.31)
                                                        -------       -------        -------
  Net asset value, end of period ..................     $ 19.13       $ 14.50        $ 12.73
                                                        =======       =======        =======
TOTAL INVESTMENT RETURN (2) .......................       34.77%        16.60%          4.95%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ............     $45,922       $14,519        $22,930
  Ratios of expenses to average net assets (5) ....        1.18%         1.52%          1.84%(3)
  Ratios of net investment income/(loss) to
    average net assets (5) ........................        1.58%         1.17%          2.72%(3)
  Portfolio turnover (6) ..........................        5.65%         7.13%          0.00%(4)

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding
     throughout the period.
(1)  Net asset value per share on March 12, 1996
     (commencement of operations).
(2)  Total investment return is calculated assuming
     a purchase of capital stock at net asset value
     per share on the first day and a sale at the
     net asset value per share on the last day of the
     period reported. Dividends and distributions,
     if any, are assumed, for purposes of this
     calculation, to be reinvested at the net asset
     value per share on the ex-dividend date.
(3)  Annualized
(4)  Not Annualized
(5)  Includes voluntary waivers by the American
     Stock Exchange through December 31, 1996. If
     such waivers had not been made the ratios of
     expenses to  average net assets and ratios
     of net investment income/(loss) to average
     net assets would have been as follows:
      Ratios of expenses to average net assets
        before waivers ............................          --          1.52%          1.85%(3)
      Ratios of net investment income/(loss) to
        average net assets before waivers .........          --          1.17%          2.71%(3)
(6)  Excludes portfolio securities received or
     delivered as a result of processing capital
     share transactions in Creation Unit(s).

                 See accompanying notes to financial statements.

                                     52 & 53

FINANCIAL HIGHLIGHTS (continued)                           WEBS INDEX FUND, INC.
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                          GERMANY                            HONG KONG
                                                                           WEBS                                WEBS
                                                                           INDEX                               INDEX
                                                                          SERIES                              SERIES
                                                             --------------------------------    --------------------------------
                                                              For the     For the     For the     For the     For the     For the
                                                               year        year       period       year        year       period
                                                               ended       ended    03/12/96*-     ended       ended    03/12/96*-
                                                             08/31/98    08/31/97    08/31/96    08/31/98    08/31/97    08/31/96
                                                             --------    --------   ---------    --------    --------   ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ...................... $ 16.31     $ 13.64    $ 13.23(1)  $ 14.73     $ 13.05     $ 12.83(1)
                                                              -------     -------    -------     -------     -------     -------
  Net investment income/(loss) ((DAGGER)) ...................    0.29        0.03       0.06        0.35        0.26        0.15
  Net realized and unrealized gain/(loss) on
    investments and foreign currency related
    transactions and translation of other
    assets and liabilities denominated in
    foreign currencies ......................................    3.92        2.77       0.47       (8.27)       2.12        0.27
                                                              -------     -------    -------     -------     -------     -------
      Net increase/(decrease) in net assets
        resulting from operations ...........................    4.21        2.80       0.53       (7.92)       2.38        0.42
                                                              -------     -------    -------     -------     -------     -------
LESS DISTRIBUTIONS
  Dividends from net investment income ......................   (0.17)      (0.03)     (0.03)      (0.28)      (0.21)      (0.13)
  Dividends in excess of net investment income ..............   (0.01)      (0.01)     (0.01)       0.00**     (0.01)      (0.02)
  Distributions from net realized gains .....................   (0.01)      (0.07)        --          --       (0.34)      (0.01)
  Distributions in excess of net realized gains .............    0.00**        --      (0.01)         --        0.00**        --
  Return of capital .........................................   (0.08)      (0.02)     (0.07)      (0.12)      (0.14)      (0.04)
                                                              -------     -------    -------     -------     -------     -------
      Total dividends and distributions .....................   (0.27)      (0.13)     (0.12)      (0.40)      (0.70)      (0.20)
                                                              -------     -------    -------     -------     -------     -------
  Net asset value, end of period ............................ $ 20.25     $ 16.31    $ 13.64     $  6.41     $ 14.73     $ 13.05
                                                              =======     =======    =======     =======     =======     =======
TOTAL INVESTMENT RETURN (2) .................................   25.69%      20.51%      4.00%(4)  (54.22)%     17.80%       3.22%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...................... $72,934     $24,486    $28,664     $49,973     $25,417     $ 7,845
  Ratios of expenses to average net assets (5) ..............    1.08%       1.37%      1.68%(3)    1.09%       1.43%       1.52%(3)
  Ratios of net investment income/(loss) to average
    net assets (5) ..........................................    1.43%       0.23%      1.00%(3)    3.76%       1.71%       2.37%(3)
  Portfolio turnover (6) ....................................    0.64%       9.04%      0.00%(4)   21.50%      22.90%       0.00%(4)

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout
     the period.
(1)  Net asset value per share on March 12, 1996
     (commencement of operations).
(2)  Total investment return is calculated assuming a
     purchase of capital stock at net asset value per
     share on the first day and a sale at the net asset
     value per share on the last day of the period
     reported. Dividends and distributions, if any, are
     assumed, for purposes of this calculation, to be
     reinvested at the net asset value per share on
     the ex-dividend date.
(3)  Annualized
(4)  Not Annualized
(5)  Includes voluntary waivers by the American Stock
     Exchange through December 31, 1996. If such waivers
     had not been made the ratios of expenses to
     average net assets and ratios of net investment
     income/(loss) to average net assets would have
     been as follows:
      Ratios of expenses to average net assets before
        waivers .............................................      --        1.37%      1.69%(3)      --        1.43%       1.53%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ...........................      --        0.22%      0.99%(3)      --        1.71%       2.36%(3)
(6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in
     Creation Unit(s).

                                                                          ITALY                               JAPAN
                                                                          WEBS                                WEBS
                                                                          INDEX                               INDEX
                                                                         SERIES                              SERIES
                                                              -----------------------------    --------------------------------
                                                               For the   For the    For the     For the    For the     For the
                                                                year      year      period       year       year       period
                                                                ended     ended   03/12/96*-     ended      ended    03/12/96*-
                                                              08/31/98  08/31/97   08/31/96    08/31/98   08/31/97    08/31/96
                                                              --------  --------  ---------    --------   --------   ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ...................... $ 16.66   $ 13.79    $ 13.62(1)   $ 12.61    $ 14.33      $ 14.79(1)
                                                              -------   -------    -------     --------   --------     --------
  Net investment income/(loss) ((DAGGER)) ...................    0.18      0.12       0.25        (0.02)     (0.06)       (0.07)
  Net realized and unrealized gain/(loss) on
    investments and foreign currency related
    transactions and translation of other
    assets and liabilities denominated in
    foreign currencies ......................................    7.94      3.10       0.31        (4.19)     (1.65)       (0.39)
                                                              -------   -------    -------     --------   --------     --------
      Net increase/(decrease) in net assets
        resulting from operations ...........................    8.12      3.22       0.56        (4.21)     (1.71)       (0.46)
                                                              -------   -------    -------     --------   --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment income ......................   (0.18)    (0.11)     (0.14)          --         --           --
  Dividends in excess of net investment income ..............   (1.02)    (0.24)     (0.03)          --         --           --
  Distributions from net realized gains .....................   (0.69)       --      (0.14)        0.00**       --           --
  Distributions in excess of net realized gains .............      --        --         --           --      (0.01)          --
  Return of capital .........................................      --        --      (0.08)       (0.01)        --           --
                                                              -------   -------    -------     --------   --------     --------
      Total dividends and distributions .....................   (1.89)    (0.35)     (0.39)       (0.01)     (0.01)          --
                                                              -------   -------    -------     --------   --------     --------
  Net asset value, end of period ............................ $ 22.89   $ 16.66    $ 13.79     $   8.39   $  12.61     $  14.33
                                                              =======   =======    =======     ========   ========     ========
TOTAL INVESTMENT RETURN (2) .................................   47.66%    23.37%      4.11%(4)   (33.38)%   (11.97)%      (3.11)%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ...................... $58,368   $32,495    $35,170     $201,485   $158,957     $103,164
  Ratios of expenses to average net assets (5) ..............    1.02%     1.33%      1.43%(3)     1.04%      1.19%        1.37%(3)
  Ratios of net investment income/(loss) to average
    net assets (5) ..........................................    0.76%     0.76%      3.69%(3)    (0.21)%    (0.48)%      (1.01)%(3)
  Portfolio turnover (6) ....................................    8.16%    13.70%     19.80%(4)     0.00%     12.90%       21.54%(4)

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout
     the period.
(1)  Net asset value per share on March 12, 1996
     (commencement of operations).
(2)  Total investment return is calculated assuming a
     purchase of capital stock at net asset value per
     share on the first day and a sale at the net asset
     value per share on the last day of the period
     reported. Dividends and distributions, if any, are
     assumed, for purposes of this calculation, to be
     reinvested at the net asset value per share on
     the ex-dividend date.
(3)  Annualized
(4)  Not Annualized
(5)  Includes voluntary waivers by the American Stock
     Exchange through December 31, 1996. If such waivers
     had not been made the ratios of expenses to
     average net assets and ratios of net investment
     income/(loss) to average net assets would have
     been as follows:
      Ratios of expenses to average net assets before
        waivers .............................................      --      1.33%       1.44%(3)      --       1.19%        1.38%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ...........................      --      0.76%       3.68%(3)      --      (0.48)%      (1.02)%(3)
(6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in
     Creation Unit(s).

                                                                         MALAYSIA (FREE)
                                                                              WEBS
                                                                              INDEX
                                                                             SERIES
                                                               --------------------------------------
                                                                For the       For the        For the
                                                                 year          year          period
                                                                 ended         ended       03/12/96*-
                                                               08/31/98      08/31/97       08/31/96
                                                               --------      --------      ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ......................   $  8.23       $ 13.80         $13.24(1)
                                                                -------       -------         ------
  Net investment income/(loss) ((DAGGER)) ...................      0.06          0.01          (0.02)
  Net realized and unrealized gain/(loss) on
    investments and foreign currency related
    transactions and translation of other
    assets and liabilities denominated in
    foreign currencies ......................................     (6.10)        (5.55)          0.59
                                                                -------       -------         ------
      Net increase/(decrease) in net assets
        resulting from operations ...........................     (6.04)        (5.54)          0.57
                                                                -------       -------         ------
LESS DISTRIBUTIONS
  Dividends from net investment income ......................     (0.05)         0.00**           --
  Dividends in excess of net investment income ..............        --         (0.01)            --
  Distributions from net realized gains .....................        --            --             --
  Distributions in excess of net realized gains .............        --            --             --
  Return of capital .........................................     (0.03)        (0.02)         (0.01)
                                                                -------       -------         ------
      Total dividends and distributions .....................     (0.08)        (0.03)         (0.01)
                                                                -------       -------         ------
  Net asset value, end of period ............................   $  2.11       $  8.23         $13.80
                                                                =======       =======         ======
TOTAL INVESTMENT RETURN (2) .................................    (73.57)%      (40.20)%         4.28%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ......................   $35,867       $12,339         $9,318
  Ratios of expenses to average net assets (5) ..............      1.09%         1.46%          1.58%(3)
  Ratios of net investment income/(loss) to average
    net assets (5) ..........................................      1.40%         0.04%         (0.35)%(3)
  Portfolio turnover (6) ....................................      2.11%         0.00%          0.00%(4)

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout
     the period.
(1)  Net asset value per share on March 12, 1996
     (commencement of operations).
(2)  Total investment return is calculated assuming a
     purchase of capital stock at net asset value per
     share on the first day and a sale at the net asset
     value per share on the last day of the period
     reported. Dividends and distributions, if any, are
     assumed, for purposes of this calculation, to be
     reinvested at the net asset value per share on
     the ex-dividend date.
(3)  Annualized
(4)  Not Annualized
(5)  Includes voluntary waivers by the American Stock
     Exchange through December 31, 1996. If such waivers
     had not been made the ratios of expenses to
     average net assets and ratios of net investment
     income/(loss) to average net assets would have
     been as follows:
      Ratios of expenses to average net assets before
        waivers .............................................        --          1.47%          1.59%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ...........................        --          0.04%         (0.36)%(3)
(6)  Excludes portfolio securities received or delivered as a result of processing capital share transactions in
     Creation Unit(s).

                 See accompanying notes to financial statements.

                                     54 & 55

FINANCIAL HIGHLIGHTS (continued)                           WEBS INDEX FUND, INC.
================================================================================

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                      MEXICO (FREE)                        NETHERLANDS
                                                                          WEBS                                WEBS
                                                                          INDEX                               INDEX
                                                                         SERIES                              SERIES
                                                             -------------------------------    ---------------------------------
                                                              For the     For the   For the     For the     For the      For the
                                                               year        year      period       year        year        period
                                                               ended       ended   03/12/96*-     ended       ended     03/12/96*-
                                                             08/31/98    08/31/97   08/31/96    08/31/98    08/31/97     08/31/96
                                                             --------    --------  ---------    --------    --------    ---------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .....................  $ 15.11     $ 11.52   $ 9.95(1)    $ 21.42     $ 17.36     $ 15.91(1)
                                                              -------     -------   ------       -------     -------     -------
  Net investment income/(loss) ((DAGGER)) ..................     0.09        0.02     0.00**        0.25        0.11        0.24
  Net realized and unrealized gain/(loss) on
    investments and foreign currency related
    transactions and translation of other assets
    and liabilities denominated in foreign
    currencies .............................................    (6.71)       4.07     1.59          3.53        4.79        1.54
                                                              -------     -------   ------       -------     -------     -------
      Net increase/(decrease) in net assets
        resulting from operations ..........................    (6.62)       4.09     1.59          3.78        4.90        1.78
                                                              -------     -------   ------       -------     -------     -------
LESS DISTRIBUTIONS
  Dividends from net investment income .....................    (0.09)      (0.01)      --         (0.16)      (0.10)      (0.14)
  Dividends in excess of net investment income .............       --       (0.01)   (0.01)           --       (0.01)      (0.01)
  Distributions from net realized gains ....................    (0.29)      (0.44)      --         (1.47)      (0.71)      (0.08)
  Distributions in excess of net realized gains ............       --          --       --            --          --       (0.01)
  Return of capital ........................................       --       (0.04)   (0.01)        (0.07)      (0.02)      (0.09)
                                                              -------     -------   ------       -------     -------     -------
      Total dividends and distributions ....................    (0.38)      (0.50)   (0.02)        (1.70)      (0.84)      (0.33)
                                                              -------     -------   ------       -------     -------     -------
  Net asset value, end of period ...........................  $  8.11     $ 15.11   $11.52       $ 23.50     $ 21.42     $ 17.36
                                                              =======     =======   ======       =======     =======     =======
TOTAL INVESTMENT RETURN (2) ................................   (44.18)%     35.21%   15.93%(4)     17.41%      28.04%      11.19%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .....................  $ 7,296     $16,627   $5,759       $22,349     $ 9,661     $ 6,962
  Ratios of expenses to average net assets (5) .............     1.34%       1.63%    1.75%(3)      1.12%       1.46%       1.63%(3)
  Ratios of net investment income/(loss) to
    average net assets (5) .................................     0.60%       0.14%    0.01%(3)      1.00%       0.54%       2.93%(3)
  Portfolio turnover (6) ...................................    14.05%      22.80%    0.00%(4)     15.81%      12.68%       4.32%(4)

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding
     throughout the period.
(1)  Net asset value per share on March 12, 1996
    (commencement of operations).
(2)  Total investment return is calculated assuming
     a purchase of capital stock at net asset value
     per share on the first day and a sale at the
     net asset value per share on the last day of
     the period reported. Dividends and distributions,
     if any, are assumed, for purposes of this
     calculation, to be reinvested at the net asset
     value per share on the ex-dividend date.
(3)  Annualized
(4)  Not Annualized
(5)  Includes voluntary waivers by the American
     Stock Exchange through December 31, 1996. If
     such waivers had not been made the ratios of
     expenses to average net assets and ratios of
     net investment income/(loss) to average
     net assets would have been as follows:
      Ratios of expenses to average net assets
         before waivers ....................................       --           1.63%    1.76%(3)     --           1.46%       1.64%
      Ratios of net investment income/(loss) to average
        net assets before waivers ..........................       --           0.13%    0.00%(3)     --           0.53%       2.92%
(6) Excludes portfolio securities received or delivered
    as a result of processing capital share transactions
    in Creation Unit(s).

                                                                        SINGAPORE (FREE)                          SPAIN
                                                                              WEBS                                WEBS
                                                                              INDEX                               INDEX
                                                                             SERIES                              SERIES
                                                               --------------------------------    --------------------------------
                                                               For the    For the      For the     For the   For the     For the
                                                                 year       year        period       year      year       period
                                                                 ended      ended     03/12/96*-     ended     ended    03/12/96*-
                                                               08/31/98   08/31/97     08/31/96    08/31/98  08/31/97    08/31/96
                                                               --------   --------    ---------    --------  --------   ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .....................    $ 8.66    $ 11.38      $ 12.24(1)  $ 18.49   $ 14.09     $ 13.28(1)
                                                                ------    -------      -------     -------   -------     -------
  Net investment income/(loss) ((DAGGER)) ..................      0.07       0.00**       0.04        0.16      0.19        0.14
  Net realized and unrealized gain/(loss) on
    investments and foreign currency related
    transactions and translation of other assets
    and liabilities denominated in foreign
    currencies .............................................     (5.37)     (2.67)       (0.86)       5.94      5.33        0.98
                                                                ------    -------      -------     -------   -------     -------
      Net increase/(decrease) in net assets
        resulting from operations ..........................     (5.30)     (2.67)       (0.82)       6.10      5.52        1.12
                                                                ------    -------      -------     -------   -------     -------
LESS DISTRIBUTIONS
  Dividends from net investment income .....................     (0.04)      0.00**      (0.03)      (0.12)    (0.12)      (0.18)
  Dividends in excess of net investment income .............     (0.01)     (0.01)       (0.01)      (0.02)    (0.05)         --
  Distributions from net realized gains ....................        --      (0.02)          --       (0.55)    (0.86)      (0.13)
  Distributions in excess of net realized gains ............        --         --           --          --        --          --
  Return of capital ........................................     (0.01)     (0.02)          --       (0.06)    (0.09)         --
                                                                ------    -------      -------     -------   -------     -------
      Total dividends and distributions ....................     (0.06)     (0.05)       (0.04)      (0.75)    (1.12)      (0.31)
                                                                ------    -------      -------     -------   -------     -------
  Net asset value, end of period ...........................    $ 3.30    $  8.66      $ 11.38     $ 23.84   $ 18.49     $ 14.09
                                                                ======    =======      =======     =======   =======     =======
TOTAL INVESTMENT RETURN (2) ................................    (61.29)%   (23.48)%      (6.73)%(4)  32.58%    39.15%       8.45%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .....................   $47,248    $14,722      $ 9,107     $25,029   $ 8,321     $ 4,227
  Ratios of expenses to average net assets (5) .............      1.08%      1.43%        1.56%(3)    1.11%     1.67%       1.76%(3)
  Ratios of net investment income/(loss) to
    average net assets (5) .................................      1.17%      0.03%        0.69%(3)    0.61%     1.04%       2.04%(3)
  Portfolio turnover (6) ...................................     67.17%     13.40%       26.29%(4)    9.10%    19.21%       4.73%(4)

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding
     throughout the period.
(1)  Net asset value per share on March 12, 1996
    (commencement of operations).
(2)  Total investment return is calculated assuming
     a purchase of capital stock at net asset value
     per share on the first day and a sale at the
     net asset value per share on the last day of
     the period reported. Dividends and distributions,
     if any, are assumed, for purposes of this
     calculation, to be reinvested at the net asset
     value per share on the ex-dividend date.
(3)  Annualized
(4)  Not Annualized
(5)  Includes voluntary waivers by the American
     Stock Exchange through December 31, 1996. If
     such waivers had not been made the ratios of
     expenses to average net assets and ratios of
     net investment income/(loss) to average
     net assets would have been as follows:
      Ratios of expenses to average net assets
         before waivers ....................................        --       1.43%        1.57%(3)      --      1.67%       1.77%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ..........................        --       0.03%        0.68%(3)      --      1.04%       2.03%(3)
(6) Excludes portfolio securities received or delivered
    as a result of processing capital share transactions
    in Creation Unit(s).

                                                                            SWEDEN
                                                                             WEBS
                                                                             INDEX
                                                                            SERIES
                                                              -------------------------------------
                                                              For the       For the       For the
                                                                year          year         period
                                                                ended         ended      03/12/96*-
                                                              08/31/98      08/31/97      08/31/96
                                                              --------      --------     ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period .....................  $ 18.32       $ 14.67        $ 13.22(1)
                                                              -------       -------        -------
  Net investment income/(loss) ((DAGGER)) ..................     0.10         (0.03)          0.20
  Net realized and unrealized gain/(loss) on
    investments and foreign currency related
    transactions and translation of other assets
    and liabilities denominated in foreign
    currencies .............................................     0.95          4.45           1.67
                                                              -------       -------        -------
      Net increase/(decrease) in net assets
        resulting from operations ..........................     1.05          4.42           1.87
                                                              -------       -------        -------
LESS DISTRIBUTIONS
  Dividends from net investment income .....................    (0.08)           --          (0.23)
  Dividends in excess of net investment income .............    (0.01)           --          (0.07)
  Distributions from net realized gains ....................    (0.86)        (0.77)         (0.12)
  Distributions in excess of net realized gains ............    (0.01)           --             --
  Return of capital ........................................    (0.02)           --             --
                                                              -------       -------        -------
      Total dividends and distributions ....................    (0.98)        (0.77)         (0.42)
                                                              -------       -------        -------
  Net asset value, end of period ...........................  $ 18.39       $ 18.32        $ 14.67
                                                              =======       =======        =======
TOTAL INVESTMENT RETURN (2) ................................     5.48%        30.10%         14.13%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) .....................  $13,791       $ 8,243        $ 4,400
  Ratios of expenses to average net assets (5) .............     1.17%         1.64%          1.75%(3)
  Ratios of net investment income/(loss) to
    average net assets (5) .................................     0.48%        (0.19)%         3.05%(3)
  Portfolio turnover (6) ...................................    10.88%        13.71%          5.87%(4)

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding
     throughout the period.
(1)  Net asset value per share on March 12, 1996
    (commencement of operations).
(2)  Total investment return is calculated assuming
     a purchase of capital stock at net asset value
     per share on the first day and a sale at the
     net asset value per share on the last day of
     the period reported. Dividends and distributions,
     if any, are assumed, for purposes of this
     calculation, to be reinvested at the net asset
     value per share on the ex-dividend date.
(3)  Annualized
(4)  Not Annualized
(5)  Includes voluntary waivers by the American
     Stock Exchange through December 31, 1996. If
     such waivers had not been made the ratios of
     expenses to average net assets and ratios of
     net investment income/(loss) to average
     net assets would have been as follows:
      Ratios of expenses to average net assets
         before waivers ....................................       --             1.64%          1.76%(3)
      Ratios of net investment income/(loss) to average
        net assets before waivers ..........................       --            (0.19)%         3.04%(3)
(6) Excludes portfolio securities received or delivered
    as a result of processing capital share transactions
    in Creation Unit(s).

                 See accompanying notes to financial statements.

                                     56 & 57

FINANCIAL HIGHLIGHTS (concluded)
================================================================================

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


                                                                      SWITZERLAND                       UNITED KINGDOM
                                                                         WEBS                                WEBS
                                                                         INDEX                               INDEX
                                                                        SERIES                              SERIES
                                                            -------------------------------    ----------------------------------
                                                             For the     For the  For the      For the     For the     For the
                                                              year        year     period       year         year       period
                                                              ended      ended   03/12/96*-     ended       ended      03/12/96*-
                                                            08/31/98    08/31/97   08/31/96    08/31/98    08/31/97     08/31/96
                                                            --------    -------- ----------    --------    --------    ----------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period ....................  $ 13.79     $ 12.29  $ 12.07(1)    $ 16.50     $ 13.15     $ 12.14(1)
                                                             -------     -------  -------       -------     -------     -------
  Net investment income/(loss) ((DAGGER)) .................    (0.00)**    (0.04)    0.08          0.37        0.38        0.21
  Net realized and unrealized gain/(loss) on
    investments and foreign currency related
    transactions and translation of other
    assets and liabilities denominated in
    foreign currencies ....................................     3.01        2.11     0.24          2.12        3.62        1.06
                                                             -------     -------  -------       -------     -------     -------
      Net increase/(decrease) in net assets
        resulting from operations .........................     3.01        2.07     0.32          2.49        4.00        1.27
                                                             -------     -------  -------       -------     -------     -------
LESS DISTRIBUTIONS
  Dividends from net investment income ....................       --          --    (0.10)        (0.29)      (0.32)      (0.20)
  Dividends in excess of net investment income ............    (0.01)         --       --         (0.04)      (0.06)      (0.03)
  Distributions from net realized gains ...................    (1.21)      (0.57)      --         (0.11)      (0.17)       0.00**
  Distributions in excess of net realized gains                   --          --       --            --          --          --
  Return of capital .......................................    (0.03)       0.00**     --         (0.07)      (0.10)      (0.03)
                                                             -------     -------  -------       -------     -------     -------
      Total dividends and distributions ...................    (1.25)      (0.57)   (0.10)        (0.51)      (0.65)      (0.26)
                                                             -------     -------  -------       -------     -------     -------
  Net asset value, end of period ..........................  $ 15.55     $ 13.79  $ 12.29       $ 18.48     $ 16.50     $ 13.15
                                                             =======     =======  =======       =======     =======     =======
TOTAL INVESTMENT RETURN (2) ...............................    21.24%      16.69%    2.60%(4)     14.98%      30.48%      10.41%(4)

RATIOS/ SUPPLEMENTAL DATA
  Net assets, end of period (in 000's) ....................  $29,163     $13,805  $ 6,158       $62,846     $29,721     $15,790
  Ratios of expenses to average net assets (5) ............     1.15%       1.52%    1.82%(3)      1.03%       1.38%       1.61%(3)
  Ratios of net investment income/(loss) to
    average net assets (5) ................................    (0.03)%     (0.29)%   1.39%(3)      1.90%       2.47%       3.62%(3)
  Portfolio turnover (6) ..................................    43.09%      48.05%   17.06%(4)      2.83%       1.84%       0.00%(4)

 *   Commencement of operations.
**   Less than one cent per share.
(DAGGER) Based on average shares outstanding throughout
     the period.
(1)  Net asset value per share on March 12, 1996
     (commencement of operations).
(2)  Total investment return is calculated assuming
     a purchase of capital stock at net asset value
     per share on the first day and a sale at the
     net asset value per share on the last day of
     the period reported. Dividends and distributions,
     if any, are assumed, for purposes of this
     calculation, to be reinvested at the net asset
     value per share on the ex-dividend date.
(3)  Annualized
(4)  Not Annualized
(5)  Includes voluntary waivers by the American
     Stock Exchange through December 31, 1996. If
     such waivers had not been made the ratios of
     expenses to average net assets and ratios of
     net investment income/(loss) to average
     net assets would have been as follows:
      Ratios of expenses to average net assets
        before waivers ....................................       --        1.53%    1.83%(3)        --        1.38%       1.62%(3)
      Ratios of net investment income/(loss) to
        average net assets before waivers .................       --       (0.29)%   1.38%(3)        --        2.47%       3.61%(3)
(6)  Excludes portfolio securities received or delivered
     as a result of processing capital share
     transactions in Creation Unit(s).

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS                              WEBS INDEX FUND, INC.
================================================================================

GENERAL

     WEBS Index Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on September 1, 1994, and commenced operations on March 12, 1996. The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open end management investment company. On January 2, 1997, the name of the Fund was changed from Foreign Fund, Inc. to WEBS Index Fund, Inc.

     The shares of common stock of each WEBS Index Series are referred to as "World Equity Benchmark Shares" or "WEBS" and are traded on the American Stock Exchange, Inc. (the "AMEX") under the following symbols:

         WEBS INDEX SERIES                                      SYMBOL
         -----------------                                     --------
         Australia WEBS Index Series                              EWA
         Austria WEBS Index Series                                EWO
         Belgium WEBS Index Series                                EWK
         Canada WEBS Index Series                                 EWC
         France WEBS Index Series                                 EWQ
         Germany WEBS Index Series                                EWG
         Hong Kong WEBS Index Series                              EWH
         Italy WEBS Index Series                                  EWI
         Japan WEBS Index Series                                  EWJ
         Malaysia (Free) WEBS Index Series                        EWM
         Mexico (Free) WEBS Index Series                          EWW
         Netherlands WEBS Index Series                            EWN
         Singapore (Free) WEBS Index Series                       EWS
         Spain WEBS Index Series                                  EWP
         Sweden WEBS Index Series                                 EWD
         Switzerland WEBS Index Series                            EWL
         United Kingdom WEBS Index Series                         EWU

     The investment objective of each of the WEBS Index Series is to seek to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in particular markets, as represented by a particular foreign equity securities index compiled by Morgan Stanley Capital International ("MSCI"). The MSCI Indices utilized by the Fund reflect the reinvestment of net dividends (except for the MSCI Mexico
(Free) Index utilized by the Mexico (Free) WEBS Index Series, which reflects the reinvestment of gross dividends). On June 2, 1997 the Malaysia WEBS Index Series commenced using the MSCI Malaysia (Free) Index as its benchmark and changed its name to the Malaysia (Free) WEBS Index Series.

     Each WEBS Index Series of the Fund utilizes a "passive" or indexing investment approach in an effort to approximate the investment performance of its benchmark index through the use of quantitative analytical procedures.

     The Fund issues and redeems WEBS of each WEBS Index Series only in aggregations of a specified number of shares (each, a "Creation Unit") at net asset value. Except when aggregated in Creation Units, WEBS are not redeemable securities of a WEBS Index Series. It is expected that the non-redeemable WEBS will trade on the AMEX during the day at prices that differ to some degree from their net asset value.

     The Depository Trust Company ("DTC") acts as the securities depository for the WEBS. WEBS are represented by global securities, registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

     Each of the Canada WEBS Index Series, the Japan WEBS Index Series and the United Kingdom WEBS Index Series is classified as a "diversified" investment company under the Act. Each of the other WEBS Index Series is classified as a "non-diversified" investment company under the Act. On October 29, 1997, the France WEBS Index Series changed its status from a diversified to a non-diversified investment company.

SIGNIFICANT ACCOUNTING POLICIES

     WEBS Index Series' financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

================================================================================

PORTFOLIO VALUATION

     Investments are stated at value. All securities for which market quotations are readily available are valued at (i) the last sales price prior to the time of determination, if there was a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, or (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Securities that are traded over-the-counter are valued at the last quoted bid price. Securities for which market values are not readily available are carried at fair value as determined in good faith by Barclays Global Fund Advisors (the "Adviser") in accordance with procedures adopted by the Fund's Board of Directors.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

     Investment transactions are accounted for on trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

TAX STATUS

     No provision is made for U.S. Federal income or excise taxes as it is each WEBS Index Series' intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

     If so elected, each WEBS Index Series' realized net foreign exchange losses and realized net capital losses incurred since October 31, 1997 will be treated for tax purposes as arising on September 1, 1998. Each WEBS Index Series incurred and will elect to defer such losses as follows:

                                       FOREIGN EXCHANGE    NET REALIZED CAPITAL
   WEBS INDEX SERIES                        LOSSES                LOSSES
   -----------------                   ----------------    ---------------------
   Australia WEBS Index Series             $103,316             $  197,727
   Austria WEBS Index Series               $  5,323             $       --
   Belgium WEBS Index Series               $ 18,568             $       --
   Canada WEBS Index Series                $  3,884             $       --
   France WEBS Index Series                $  9,731             $       --
   Germany WEBS Index Series               $  9,486             $       --
   Hong Kong WEBS Index Series             $    180             $3,919,056
   Italy WEBS Index Series                 $  8,912             $       --
   Japan WEBS Index Series                 $132,921             $  584,399
   Malaysia (Free) WEBS Index Series       $102,105             $  872,070
   Mexico (Free) WEBS Index Series         $  7,149             $       --
   Netherlands WEBS Index Series           $  2,936             $       --
   Singapore (Free) WEBS Index Series      $ 77,834             $9,133,649
   Spain WEBS Index Series                 $  2,589             $       --
   Sweden WEBS Index Series                $  7,790             $       --
   Switzerland WEBS Index Series           $ 12,227             $       --
   United Kingdom WEBS Index Series        $    877             $       --

     In addition, each of the following WEBS Index Series has a capital loss carryover which will expire in 2006:

         Japan WEBS Index Series                                 $174,602
         Malaysia (Free)WEBS Index Series                          13,817
         Singapore (Free) WEBS Index Series                        46,119

     If any WEBS Index Series owns shares in certain foreign investment entities, referred to, under U.S. tax law principles, as "passive foreign investment companies", the WEBS Index Series may elect to mark-to-market annually the shares of the passive foreign investment company, and would be required to distribute to shareholders any such mark-to-market gains.

FOREIGN CURRENCY TRANSLATION

     The books and records of each WEBS Index Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (i) Market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

         (ii) Purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

                                                           WEBS INDEX FUND, INC.
================================================================================

     Foreign currency and assets and liabilities denominated in foreign currency are generally converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time, except that the exchange rate for the MSCI Mexico (Free) WEBS Index is that as of 3:00 p.m. New York City time). However, the Fund may use a different exchange rate from the rate used by MSCI in the event that the Adviser concludes that such rate is more appropriate.

     The WEBS Index Series generally do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. The WEBS Index Series report certain foreign exchange realized gains and losses on foreign currency related transactions as components of realized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller, less developed and have less reliable settlement and share registration procedures.

DISTRIBUTION OF INCOME AND GAINS

     Each WEBS Index Series intends to distribute, at least annually, to shareholders, substantially all of its net investment income, including net foreign currency gains, if any, and any realized net capital gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

     In addition, each WEBS Index Series intends to distribute at least annually amounts representing the dividend yield on the underlying portfolio securities of each WEBS Index Series, net of expenses, as if such WEBS Index Series owned such underlying portfolio securities for the entire dividend period. As a result, some portion of each distribution may result in a return of capital. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional WEBS.

     Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. tax law principles, which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within each WEBS Index Series' capital accounts based on their Federal tax treatment. Dividends and distributions which exceed net investment income and realized net capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and realized net capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as return of capital distributions.

     For the year ended August 31, 1998, each Index Series reclassified certain amounts from accumulated net realized gain (loss) on investments and foreign currency transactions and accumulated net investment income (loss), respectively, as a result of permanent book and tax differences primarily attributed to net investment loss, return of capital, passive foreign investment companies, realized foreign currency gains and losses and gains and losses on in-kind redemptions.

ORGANIZATION COSTS

     Organization costs were originally allocated to each WEBS Index Series based on the expected future net assets of each WEBS Index Series. Such organization costs have been deferred and are amortized ratably on the reverse sum of the years digits method over a period of sixty months from the commencement of operations.

     If any of the shares initially issued to the Distributor are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by their pro rata share of the unamortized organization costs. The pro rata share by which the proceeds are reduced is derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

FEE ARRANGEMENTS

     The  Fund  has  an  Investment   Management   Agreement  (the   "Management
Agreement") with the Adviser. The Adviser manages the investments of each of the WEBS Index Series. For its services to each WEBS Index Series, the Adviser receives fees based on the Fund's aggregate average daily net assets equal to
 .27% per annum up to aggregate net assets of $1.7 billion; plus .15% per annum of the aggregate net assets between $1.7 billion and $7 billion; plus .12% per annum of the aggregate net assets between $7 billion and $10 billion; plus .08% per annum of the aggregate net assets in excess of $10 billion.

     The Fund has an Administration and Accounting Services Agreement with PFPC Inc. ("PFPC" or the "Administrator"). Under the Administration and Accounting Services Agreement, PFPC assists in supervising the operations of each WEBS Index Series.

================================================================================

     Prior to October 29, 1997, PFPC was paid aggregate fees equal to each WEBS Index Series' allocable portion of .17% per annum of the aggregate average daily net assets less than $1.5 billion, plus .10% per annum of the aggregate net assets between $1.5 billion and $3 billion, plus .09% per annum of the aggregate net assets between $3 billion and $5 billion, plus .08% per annum of the aggregate net assets between $5 billion and $7.5 billion, plus .065% per annum of the aggregate net assets between $7.5 billion and $10 billion, plus .05% per annum of the aggregate net assets in excess of $10 billion.

     Effective October 29, 1997, the Administration and Accounting Services Agreement was amended to provide for aggregate fees to PFPC equal to each WEBS Index Series' allocable portion of: .22% per annum of the aggregate average daily net assets of the Fund up to $1.5 billion; plus .15% per annum of the aggregate average daily net assets of the Fund between $1.5 billon and $3 billion, plus .14% per annum of the aggregate average daily net assets of the Fund between $3 billion and $5 billion, plus .13% per annum of the aggregate average daily net assets of the Fund between $5 billon and $7.5 billion, plus
 .115% per annum of the aggregate average daily net assets of the Fund between $7.5 billion and $10 billion, plus .10% per annum of the aggregate average daily net assets of the Fund in excess of $10 billion. On October 29, 1997 PFPC entered into a Sub-Administration Agreement with Morgan Stanley Trust Company ("MSTC"). The Administrator pays MSTC a fee of .05% of the average daily net assets of the Fund for its sub-administration services. Effective October 1, 1998 the Sub-Administration Agreement was assigned to Morgan Stanley &Co. Incorporated.

     PNC Bank, N.A., an affiliate of the Administrator, serves as each WEBS Index Series' Transfer Agent and Dividend Disbursement Agent.

     The Fund has a Licensing Agreement with MSCI for the use of the relevant MSCI Indices. Each WEBS Index Series pays a license fee equal to .03% per annum of the average daily net assets of each of such WEBS Index Series.

     The Fund has adopted a Distribution Plan, pursuant to Rule 12b-1 under the Act ("Rule 12b-1 Plan") with respect to each WEBS Index Series. Under the Rule 12b-1 Plan, the Distributor is paid an annual fee of up to .25% of the average daily net assets of each WEBS Index Series as compensation in connection with the offering and sale of shares of each WEBS Index Series. The fee paid to the Distributor under the Rule 12b-1 Plan is accrued daily and paid monthly with respect to each WEBS Index Series. Prior to October 29, 1997 the Distributor was paid a fee at an annual rate of .25% of the average daily net assets of such WEBS Index Series. Effective October 29, 1997 the fee payable to the Distributor under the 12b-1 Plan was reduced to .20% of the average daily net assets of each WEBS Index Series. From time to time the Distributor may waive all or a portion of the fee.

     MSTC serves as custodian as well as the Securities Lending Agent to each of the WEBS Index Series. Prior to April 1, 1998, for its custody services to each WEBS Index Series, MSTC was paid per annum fees based on the aggregate net assets of the WEBS Index Series as follows: Australia WEBS Index Series (.10%); Austria WEBS Index Series (.10%); Belgium WEBS Index Series (.10%); Canada WEBS Index Series (.07%); France WEBS Index Series (.10%); Germany WEBS Index Series (.10%); Hong Kong WEBS Index Series (.12%); Italy WEBS Index Series (.09%); Japan WEBS Index Series (.06%); Malaysia (Free) WEBS Index Series (.12%); Mexico
(Free) WEBS Index Series (.25%); Netherlands WEBS Index Series (.10%); Singapore
(Free) WEBS Index Series (.10%); Spain WEBS Index Series (.10%); Sweden WEBS Index Series (.10%); Switzerland WEBS Index Series (.10%); and United Kingdom WEBS Index Series (.07%).

     Effective April 1, 1998, the fees payable under the Custody Agreement were revised. For its custody services to each WEBS Index Series, MSTC is now paid per annum fees based on the aggregate net assets of the WEBS Index Series as follows: Australia WEBS Index Series (.09%); Austria WEBS Index Series (.09%); Belgium WEBS Index Series (.09%); Canada WEBS Index Series (.065%); France WEBS Index Series (.09%); Germany WEBS Index Series (.09%); Hong Kong WEBS Index Series (.11%); Italy WEBS Index Series (.08%); Japan WEBS Index Series (.055%); Malaysia (Free) WEBS Index Series (.11%); Mexico (Free) WEBS Index Series (.23%); Netherlands WEBS Index Series (.09%); Singapore (Free) WEBS Index Series (.09%); Spain WEBS Index Series (.09%); Sweden WEBS Index Series (.09%); Switzerland WEBS Index Series (.09%); and United Kingdom WEBS Index Series (.065%).

     MSTC also receives certain fees for each transaction of the WEBS Index Series and is reimbursed for certain out-of-pocket expenses. On May 7, 1998, a definitive agreement between Morgan Stanley Dean Witter & Co. and The Chase Manhattan Bank ("Chase Manhattan") was announced, pursuant to which Chase Manhattan acquired the global custody business of Morgan Stanley Trust Company on October 1, 1998.

     The Fund pays each director who is not a director, officer or employee of the Adviser, Administrator, Distributor or any affiliate thereof, an annual fee of $20,000 plus $5,000 for each Board of Directors meeting attended. Effective October 29, 1997 the Chairman of the Board receives an annual fee of $30,000 plus $7,500 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with the Board of Directors meetings.

                                                           WEBS INDEX FUND, INC.
================================================================================
FOREIGN CURRENCY

         At August 31, 1998, each WEBS Index Series' cash balance included the following amount of foreign currency:

                                                    VALUE               COST
                                                  ----------         -----------
         Australia WEBS Index Series              $  314,543         $  326,388
         Austria WEBS Index Series                $      109         $      108
         Belgium WEBS Index Series                $       --         $       --
         Canada WEBS Index Series                 $    1,349         $    1,375
         France WEBS Index Series                 $    $ 553         $  $   553
         Germany WEBS Index Series                $      436         $      430
         Hong Kong WEBS Index Series              $      961         $      961
         Italy WEBS Index Series                  $      338         $      335
         Japan WEBS Index Series                  $  409,762         $  408,613
         Malaysia (Free) WEBS Index Series        $   47,554         $   47,331
         Mexico (Free) WEBS Index Series          $       52         $       55
         Netherlands WEBS Index Series            $   19,721         $   19,345
         Singapore (Free) WEBS Index Series       $1,310,946         $1,317,932
         Spain WEBS Index Series                  $    1,848         $    1,806
         Sweden WEBS Index Series                 $   89,123         $   86,709
         Switzerland WEBS Index Series            $      528         $      508
         United Kingdom WEBS Index Series         $   28,417         $   27,879

STOCK LOAN

     Each WEBS Index Series may lend securities from its portfolio to brokers, dealers and other financial institutions. Because the collateral pledged to each WEBS Index Series in connection with these loans generates income, securities lending enables a WEBS Index Series to earn income that may partially offset the expenses of the WEBS Index Series. Each WEBS Index Series receives collateral equal to at least 100% of the current market value of the loaned securities. The WEBS Index Series receive cash collateral and may invest such collateral in short-term investments, and bear the risk of loss of the invested collateral. In addition, a WEBS Index Series is exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities. For its services as the securities lending agent, the Fund pays MSTC, in respect of each WEBS Index Series, 50% of the net investment income earned on the collateral for securities loaned.

     The market values of securities on loan to broker/dealers at August 31, 1998, and the collateral received with respect to such loans were as follows:

                                                                      CASH
                                              MARKET VALUE OF       COLLATERAL
    WEBS INDEX SERIES                        LOANED SECURITIES      RECEIVED
    -----------------                        -----------------     -----------
    Australia WEBS Index Series                  $ 2,511,355       $ 2,929,366
    Austria WEBS Index Series                    $   824,021       $   895,577
    Belgium WEBS Index Series                    $ 4,196,760       $ 4,357,385
    Canada WEBS Index Series                     $   742,615       $   813,890
    France WEBS Index Series                     $    42,218       $    44,531
    Germany WEBS Index Series                    $ 7,435,184       $ 7,834,252
    Hong Kong WEBS Index Series                  $19,399,059       $23,011,726
    Italy WEBS Index Series                      $11,079,246       $11,912,029
    Japan WEBS Index Series                      $36,084,273       $40,291,615
    Malaysia (Free) WEBS Index Series            $ 8,835,969       $10,934,021
    Mexico (Free) WEBS Index Series              $ 1,142,258       $ 1,326,425
    Netherlands WEBS Index Series                $ 8,882,474       $ 9,227,003
    Singapore (Free) WEBS Index Series           $16,186,284       $17,806,456
    Spain WEBS Index Series                      $ 2,662,082       $ 4,279,600
    Sweden WEBS Index Series                     $   284,160       $   292,500
    Switzerland WEBS Index Series                $   402,848       $   432,582
    United Kingdom WEBS Index Series             $        --       $        --

================================================================================

CAPITAL SHARES

     The Fund currently is authorized to issue 6 billion shares of common stock, with the following number of shares allocated to each WEBS Index Series:
Australia WEBS Index Series (127.8 million shares); Austria WEBS Index Series (19.8 million shares); Belgium WEBS Index Series (136.2 million shares); Canada WEBS Index Series (340.2 million shares); France WEBS Index Series (340.2 million shares); Germany WEBS Index Series (382.2 million shares); Hong Kong WEBS Index Series (191.4 million shares); Italy WEBS Index Series (63.6 million shares); Japan WEBS Index Series (2,124.6 million shares); Malaysia (Free) WEBS Index Series (127.8 million shares); Mexico (Free) WEBS Index Series (255 million shares); Netherlands WEBS Index Series (255 million shares); Singapore
(Free) WEBS Index Series (191.4 million shares); Spain WEBS Index Series (127.8 million shares); Sweden WEBS Index Series (63.6 million shares); Switzerland WEBS Index Series (318.625 million shares); and United Kingdom WEBS Index Series (943.2 million shares). The shares will not be issued or redeemed individually, but only in specified aggregations of shares.

     The consideration for purchase of a Creation Unit of a WEBS Index Series is the in-kind deposit of a designated portfolio of equity securities constituting an optimized representation of the corresponding MSCI Index (the "Basket Securities") and an amount of cash (the "Cash Component"). Non-Basket Securities may be held by a WEBS Index Series as a result of corporate actions, odd share lots, or as a result of rebalancing of the Basket Securities.

     Shares of each WEBS Index Series are offered in Creation Units at net asset value without an initial sales load, in exchange for an in-kind deposit of a designated portfolio of securities specified by the Distributor each day, plus a specified amount of cash and a purchase transaction fee. Shares of each WEBS Index Series may also be issued in the specified aggregations for cash at the sole discretion of the Fund. Redemptions of the shares of each WEBS Index Series in the specified aggregations are made in portfolio securities, plus or minus a specified amount of cash, and minus a specified redemption transaction fee except that residents of Australia and New Zealand are paid redemption proceeds in cash only. Shares of each WEBS Index Series may also be redeemed in the specified aggregations for cash by other persons at the sole discretion of the Fund.

LOAN AGREEMENT

     Each of the WEBS Index Series has entered into a Line of Credit Agreement ("Agreement") with PNC Bank, N.A., an affiliate of the Administrator. Under the terms of the Agreement, any of the WEBS Index Series may request an advance of the full amount of the $20,000,000 line of credit; provided, however, that:

         (i) Total outstanding advances to all WEBS Index Series under the line of credit may not exceed $20,000,000 and

         (ii) The aggregate amount outstanding under the line of credit to any one WEBS Index Series may not exceed the lowest of (a) $20,000,000
              (b) one-quarter of that WEBS Index Series' net assets, (c) any lower leverage limit set forth in the Fund's prospectus or (d) the maximum amount permitted to be borrowed by such WEBS Index Series under the Act. Each WEBS Index Series shall be severally, and not jointly, liable for its particular advances under the line. Advances made under the line of credit are due and payable on demand and bear interest at a rate per annum equal to the sum of the Federal Funds Rate plus 1%. The interest rate at August 31, 1998 is 6.88%.

     The maximum amount of advances outstanding during the year ended August 31, 1998 was as follows:

         WEBS INDEX SERIES                                       ADVANCES
         -----------------                                      ----------
         Australia Webs Index Series                            $   80,000
         Austria Webs Index Series                              $  290,000
         Belgium Webs Index Series                              $4,020,000
         Canada Webs Index Series                               $  395,000
         France Webs Index Series                               $  315,000
         Germany Webs Index Series                              $  680,000
         Hong Kong Webs Index Series                            $1,500,000
         Italy Webs Index Series                                $4,575,000
         Mexico (Free) Webs Index Series                        $  305,000
         Netherlands Webs Index Series                          $1,330,000
         Spain Webs Index Series                                $  655,000
         Sweden Webs Index Series                               $  565,000
         Switzerland Webs Index Series                          $1,070,000
         United Kingdom Webs Index Series                       $  770,000

     Average borrowings under the line of credit did not exceed 10% of net assets of any WEBS Index Series during the year ended August 31, 1998.

                                                            WEB INDEX FUND, INC.
================================================================================

PORTFOLIO ACTIVITY

     The WEBS Index Series' purchases and sales of securities (excluding in-kind transactions), other than short-term obligations, were as follows, for the year ended August 31, 1998:

                                                PURCHASES OF         SALES OF
         WEBS INDEX SERIES                       SECURITIES         SECURITIES
         -----------------                      ------------       ------------
         Australia WEBS Index Series              $   619,077       $ 1,107,090
         Austria WEBS Index Series                $ 2,308,139       $ 2,384,996
         Belgium WEBS Index Series                $14,864,692       $17,792,136
         Canada WEBS Index Series                 $   739,396       $ 1,152,359
         France WEBS Index Series                 $ 1,814,416       $ 1,534,485
         Germany WEBS Index Series                $ 1,274,922       $   272,698
         Hong Kong WEBS Index Series              $10,667,957       $ 9,703,063
         Italy WEBS Index Series                  $ 4,898,322       $ 4,692,866
         Japan WEBS Index Series                  $        --       $   128,724
         Malaysia (Free) WEBS Index Series        $ 1,686,216       $   996,949
         Mexico (Free) WEBS Index Series          $ 1,935,826       $ 2,030,910
         Netherlands WEBS Index Series            $ 2,591,194       $ 2,799,861
         Singapore (Free) WEBS Index Series       $28,778,176       $29,230,109
         Spain WEBS Index Series                  $ 1,776,604       $ 1,748,050
         Sweden WEBS Index Series                 $ 1,410,980       $ 1,719,483
         Switzerland WEBS Index Series            $10,105,923       $11,403,446
         United Kingdom WEBS Index Series         $ 1,926,683       $ 1,386,877

FOREIGN INCOME TAXES

     For the year ended August 31, 1998, each WEBS Index Series' net foreign withholding taxes deducted from foreign dividends received were as follows:

                                                                 FOREIGN
                                                               WITHOLDING
         WEBS INDEX SERIES                                         TAX
         -----------------                                     ----------
         Australia Webs Index Series                             $ 22,646
         Austria Webs Index Series                               $ 17,256
         Belgium Webs Index Series                               $119,036
         Canada Webs Index Series                                $ 58,555
         France Webs Index Series                                $120,000
         Germany Webs Index Series                               $107,472
         Hong Kong Webs Index Series                             $     --
         Italy Webs Index Series                                 $172,773
         Japan Webs Index Series                                 $207,126
         Malaysia (Free) Webs Index Series                       $ 12,393
         Mexico (Free) Webs Index Series                         $     --
         Netherlands Webs Index Series                           $ 61,048
         Singapore (Free) Webs Index Series                      $     --
         Spain Webs Index Series                                 $ 58,715
         Sweden Webs Index Series                                $ 37,565
         Switzerland Webs Index Series                           $ 43,992
         United Kingdom Webs Index Series                        $288,945

================================================================================

MARKET AND PORTFOLIO RISKS

     An investment in the WEBS of a WEBS Index Series involves risks similar to those of investing in a broadly-based portfolio of equity securities traded on exchanges in the relevant foreign securities market, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in WEBS generally involves certain risks and considerations not typically associated with investing in a fund that invests in the securities of U.S. issuers. These risks could include less liquid and less efficient securities markets; greater price volatility; exchange rate fluctuations and exchange controls; less publicly available information about issuers; the imposition of withholding or other taxes; restrictions on the expatriation of funds or other assets of a WEBS Index Series; higher transaction and custody costs; delays in settlement; difficulties in enforcing contractual obligations; less liquidity and smaller market capitalization of most non-U.S. securities markets; lower levels of regulation of the securities markets; different accounting, disclosure and reporting requirements; more substantial government involvement in the economy; higher rates of inflation; greater social, economic, and political uncertainty and the risk of nationalization or expropriation of assets and risk of war.

     Prior to October 16, 1998 each WEBS Index Series had a policy to concentrate its investments in an industry or industries if, and to the extent that, its benchmark index concentrates in such industry or industries, except where the concentration of the relevant index is the result of a single stock. As a result of this policy, a WEBS Index Series would maintain at least 25% of the value of its assets in securities of issuers in each industry for which its benchmark index had a concentration of more than 25% (except where the concentration of the index was the result of a single stock). See "Results of Special Shareholder Meeting" for a description of recent changes to the Fund's concentration policy.

     The stocks of particular issuers, or of issuers in particular industries, may dominate the benchmark indices of certain WEBS Index Series and, consequently, the investment portfolios of such WEBS Index Series may adversely affect the performance of such WEBS Index Series or subject such WEBS Index Series to greater price volatility than that experienced by more diversified investment companies.

SUBSEQUENT EVENTS

     Bank Negara Malaysia, the central bank of Malaysia, announced measures on September 1, 1998 that significantly restrict the rights of non-residents (such as the Fund) with respect to transactions in Malaysian securities. The "Measures to Regain Monetary Independence" are intended to insulate Malaysia from the problems confronting the international financial markets and the current escalation of regional contagion effects. The measures affect a number of areas in addition to trading in securities, including dealings in foreign currency, general payments, exports of goods, credit facilities and investments abroad.

     Important details of the capital controls and of their implementation are not yet available. However,

     (BULLET) Ringgit-denominated  securities  must be deposited with authorized depositories and any transactions in ringgit-denominated securities held by non-residents must be transacted through an authorized depository for good delivery;

     (BULLET) All payments by non-residents for any security registered in Malaysia must be made (a) in a foreign currency or (b) in ringgit from an "external account";

     (BULLET) All proceeds in ringgit received by a non-resident from the sale of any security registered in Malaysia must be retained in an external account, unless the security was held for more than one year (in which case proceeds from the sale of the security either can be immediately converted to a foreign currency or credited to the external account); and

     (BULLET) The use of funds in an external account is limited to the purchase of ringgit assets in Malaysia.

     On September 3, 1998 the Malaysia (Free) WEBS Index Series announced that it is unable to exchange Creation Units of WEBSprincipally on an in-kind basis. In such circumstances, the Fund temporarily suspended new creations of Creation Units ofWEBS of its Malaysia Series.

     In light of the Malaysian capital restrictions, the Fund is concerned about its ability to honor redemptions of Creation Units ofWEBS of the Malaysia Series.To the extent the Fund is presented with requests for the redemption of Creation Units of Malaysia Series WEBS, the Fund will seek to honor such requests consistent with the Malaysian capital restrictions. Based on the information available to date, theFund believes that (i) it cannot currently make in-kind redemptions of Malaysia (Free) WEBS Index Series and (ii) it may only be able to honor redemption requests through the delivery of Malaysian ringgits in Malaysia, subject to receipt of Malaysian Central Bank approval on a case by case basis. The Fund understands that a non-Malaysian investor cannot freely exchange holdings of Malaysian ringgits for other currencies at this time and cannot freely transfer ringgits outside or inside Malaysia. There can be no assurance that the Malaysian Central Bank would issue such approval and, if an approval is not received, the Fund would not be able to

                                                           WEBS INDEX FUND, INC.
================================================================================

effect the redemption. In the circumstances, the Fund suggests that requests for the redemption of Creation Units of Malaysia (Free) WEBS Index Series should not be made and urges investors contemplating such redemptions to consult with Malaysian counsel.

     As a result of the suspension of creations of Malaysia (Free) WEBS Index Series and the Fund's belief that it cannot make in kind redemptions in Malaysia Series WEBS, the Fund believes that WEBS of the Malaysia (Free) WEBS Index Series are likely to trade at larger discounts or premiums to their net asset value than in the past and that such discounts or premiums may be material.Although WEBS of the Malaysia (Free) WEBS Index Series are expected to continue trading on the American Stock Exchange, there can be no assurance that an active trading market will be maintained for Malaysia (Free) WEBS Index Series.

     On October 20, 1998 the Fund's  Board of  Directors  declared a dividend of
$.1763 per share of the Malaysia Series payable on November 13, 1998 to shareholders of record on November 10, 1998. The dividend will be a return of capital, assuming all other current year and accumulated earnings and profits will be distributed for Federal income tax purposes. The dividend will be paid from cash that the Malaysia Series obtained when settling outstanding loans of its portfolio securities following the imposition of the Malaysian capital controls.

     The "official" exchange rate of 3.8 ringgits per U.S. dollar was fixed by Malaysian regulatory authorities on September 2, 1998 in connection with the capital controls imposed by the Malaysian government. The Malaysia (Free) WEBS Index Series converted ringgits to U.S.dollars in computing its net asset value as follows: September 2 through September 4, 1998, 3.8; September 8 to October 1, 1998, 4.0; October 1 to October 7 at 4.47. Effective October 7, 1998 the Malaysia (Free) WEBS Index Series converted ringgits to U.S. dollars at an exchange rate of 5.07%. These rates were determined in good faith in accordance with procedures established by the Board of Directors. The Malaysia (Free) WEBS Index Series may use different exchange rates for computing its net asset value in the future.

RESULTS OF SPECIAL SHAREHOLDERS MEETING (UNAUDITED)

     A special meeting of the shareholders of WEBS Index Fund, Inc. was held on October 16, 1998. At the meeting the shareholders voted to approve a change in each of the WEBS Index Series' concentration policy. Each WEBS Index Series has adopted the following policy with respect to industry concentration:

     With respect to the two most heavily weighted industries or groups of industries in the benchmark index of the WEBS Index Series, the WEBS Index Series will invest in portfolio securities (consistent with its investment objective and other investment policies) such that the weighting of each such industry or group of industries in the WEBS Index Series does not diverge by more than 10 percentage points from the respective weightings of such industry or group of industries in the benchmark index. An exception to the general policy stated in the previous sentence is that if investment in the stock of a single issuer would account for more than 25% of the WEBS Index Series, the WEBS Index Series will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in the benchmark index.

     The following table provides information concerning the matter voted on at the meeting:

     I. Approval of a change in each Series' concentration policy.

         WEBS INDEX SERIES                                    VOTES FOR                VOTES AGAINST             VOTES ABSTAINED
         --------------------                                -----------               -------------             ---------------
         Australia WEBS Index Series                           4,012,435                    8,300                       3,209
         Austria WEBS Index Series                               640,352                       --                       1,850
         Belgium WEBS Index Series                             1,026,259                      375                         962
         Canada WEBS Index Series                                527,303                      800                       2,184
         France WEBS Index Series                              1,719,089                   40,700                       2,966
         Germany WEBS Index Series                             2,724,761                      985                       2,405
         Hong Kong WEBS Index Series                           7,572,614                   44,100                      33,440
         Italy WEBS Index Series                               1,631,433                   94,053                       2,490
         Japan WEBS Index Series                              16,383,925                  166,478                      70,784
         Malaysia (Free) WEBS Index Series                    15,087,863                   50,180                      62,710
         Mexico (Free) WEBS Index Series                         731,858                    3,465                       1,695
         Netherlands WEBS Index Series                           595,978                      200                         860
         Singapore (Free) WEBS Index Series                   13,080,283                   46,650                      95,453
         Spain WEBS Index Series                                 641,098                      175                       1,097
         Sweden WEBS Index Series                                379,511                      100                       1,165
         Switzerland WEBS Index Series                         1,140,380                    4,600                       4,270
         United Kingdom WEBS Index Series                      2,502,687                      780                       1,405

                                       67

================================================================================

FEDERAL TAXATION NOTICE (UNAUDITED)

     The WEBS Index Series paid the following foreign taxes during the year ended August 31, 1998 which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code. In addition, each of the WEBS Index Series earned the following foreign source income and is designating the following distributions as long-term capital gain distributions:

                                                          FOREIGN SOURCE                                        LONG-TERM
         WEBS INDEX SERIES                                    INCOME               FOREIGN TAXES       CAPITAL GAINS DISTRIBUTIONS
         -----------------                                --------------           -------------       ---------------------------
         Australia WEBS Index Series                         $1,486,026               $ 22,646                  $       --
         Austria WEBS Index Series                           $  138,174               $ 17,256                  $  400,293
         Belgium WEBS Index Series                           $2,433,396               $119,036                  $1,338,984
         Canada WEBS Index Series                            $  391,440               $ 58,555                  $  468,666
         France WEBS Index Series                            $  920,414               $120,000                  $  295,491
         Germany WEBS Index Series                           $1,109,675               $107,472                  $    7,697
         Hong Kong WEBS Index Series                         $2,189,508               $     --                  $       --
         Italy WEBS Index Series                             $4,050,820               $172,773                  $1,363,513
         Japan WEBS Index Series                             $1,407,049               $207,126                  $    8,383
         Malaysia WEBS Index Series                          $1,095,649               $ 12,393                  $       --
         Mexico (Free) WEBS Index Series                     $  248,605               $     --                  $  261,068
         Netherlands WEBS Index Series                       $  407,524               $ 61,048                  $1,330,882
         Singapore (Free) WEBS Index Series                  $1,031,167               $     --                  $       --
         Spain WEBS Index Series                             $  393,337               $ 58,715                  $  573,744
         Sweden WEBS Index Series                            $  251,161               $ 37,565                  $  642,156
         Switzerland WEBS Index Series                       $  298,556               $ 43,992                  $1,746,318
         United Kingdom WEBS Index Series                    $1,861,972               $288,945                  $  331,706

     Shareholders will receive more detailed information along with Form 1099-DIV in January 1999.

REPORT OF INDEPENDENT AUDITORS
================================================================================

Shareholders and Board of Directors
WEBS Index Fund, Inc.



     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of WEBS Index Fund, Inc. (comprised of the Australia WEBS Index Series, the Austria WEBS Index Series, the Belgium WEBS Index Series, the Canada WEBS Index Series, the France WEBS Index Series, the Germany WEBS Index Series, the Hong Kong WEBS Index Series, the Italy WEBS Index Series, the Japan WEBS Index Series, the Malaysia (Free) WEBS Index Series, the Mexico (Free) WEBS Index Series, the Netherlands WEBS Index Series, the Singapore (Free) WEBS Index Series, the Spain WEBS Index Series, the Sweden WEBS Index Series, the Switzerland WEBS Index Series, and the United Kingdom WEBS Index Series) (collectively, the "Fund") as of August 31, 1998, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the WEBS Index Series comprising WEBS Index Fund, Inc. at August 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.




New York, New York
October 23, 1998

                                       69

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                               [GRAPHIC OMITTED]

                              WEBS INDEX FUND, INC.

                               INVESTMENT ADVISER
                          BARCLAYS GLOBAL FUND ADVISORS

                                  ADMINISTRATOR
                                    PFPC INC.

                                   DISTRIBUTOR
                             FUNDS DISTRIBUTOR INC.

                                 TRANSFER AGENT
                                 PNC BANK, N.A.

                     CUSTODIAN AND SECURITIES LENDING AGENT
                          MORGAN STANLEY TRUST COMPANY


                              400 BELLEVUE PARKWAY
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